UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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ENSTAR GROUP LIMITED

(Name of Registrant as Specified In Its Charter)

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ENSTAR GROUP LIMITED

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 28, 2011

Notice is hereby given that the Annual General Meeting of Shareholders of Enstar Group Limited (the “Company”) will be held at the Tucker’s Point Hotel located at 60 Tucker’s Point Drive, Hamilton Parish, Bermuda, on Tuesday, June 28, 2011 at 9:00 a.m. local time for the following purposes:

Proposals Related to the Private Placement

1A.	To approve the issuance of additional securities in the Third Closing of the Private Placement described in the Company’s proxy statement.

1B.	To amend the Company’s bye-laws to reallocate the authorized share capital in connection with the Private Placement.

1C.	To amend the Company’s bye-laws to create additional series of non-voting common shares in connection with the Private Placement.

1D.	To amend the Company’s bye-laws relating to the U.S. Shareholder voting power reduction provision in connection with the Private Placement.

1E.	To amend the Company’s bye-laws relating to the indemnification and exculpation of directors and officers in connection with the Private Placement.

1F.	To amend the Company’s bye-laws relating to the corporate opportunity provision in connection with the Private Placement.

Other Proposals

2.	To elect two Class II Directors nominated by our Board of Directors to hold office until 2014.

3.	To hold an advisory vote on executive compensation.

4.	To hold an advisory vote on the frequency of future advisory votes on executive compensation.

5.	To amend the Company’s bye-laws to align them with recent amendments to the Bermuda Companies Act regarding the deemed delivery of electronic records.

6.	To ratify the selection of Deloitte & Touche Ltd., Bermuda, to act as our independent registered public accounting firm for the fiscal year ending December 31, 2011 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

7.	To act on the election of directors for our subsidiaries.

8.	To authorize the proxies to adjourn or postpone the meeting in their discretion.

9.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Only shareholders of record at the close of business on April 15, 2011 are entitled to notice of and to vote at the meeting.

You are cordially invited to attend the Annual General Meeting in person. To ensure that your vote is counted at the meeting, however, please vote as promptly as possible. You can vote your shares over the internet, by telephone, or by signing, dating and returning the proxy card in the envelope provided. Submitting your proxy now in any of these ways will not prevent you from voting your shares at the meeting if you desire to do so, as your vote by proxy is revocable at your option in the manner described in the proxy statement.

By Order of the Board of Directors,

Scott Davis
Corporate Secretary

Hamilton, Bermuda
May 24, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING
OF SHAREHOLDERS TO BE HELD ON JUNE 28, 2011

This notice of meeting, the proxy statement, the proxy card and the annual report to shareholders for the year ended December 31, 2010 are available at http://www.enstargroup.com/financial-information by clicking on “Materials for 2011 Annual Meeting.”

TABLE OF CONTENTS

Questions and Answers	1
The Private Placement	8
Proposal No. 1A — Issuance of Additional Securities in the Private Placement	18
Proposal No. 1B — Amendment of Bye-Laws in connection with the Private Placement — Reallocation of Authorized Share Capital	19
Proposal No. 1C — Amendment of Bye-Laws in connection with the Private Placement — Creation of Additional Series of Non-Voting Common Shares	20
Proposal No. 1D — Amendment of Bye-Laws in connection with the Private Placement — U.S. Shareholder Voting Power Reduction Provision	21
Proposal No. 1E — Amendment of Bye-Laws in connection with the Private Placement — Indemnification and Exculpation of Directors and Officers	22
Proposal No. 1F — Amendment of Bye-Laws in connection with the Private Placement — Corporate Opportunity Provision	23
Corporate Governance	24
Principal Shareholders and Management Ownership	32
Section 16(a) Beneficial Ownership Reporting Compliance	34
Certain Relationships and Related Transactions	35
Executive Compensation	38
Compensation Committee Report	38
Compensation Discussion and Analysis	38
2010 Compensation	44
Equity Compensation Plan Information	55
Audit Committee Report	56
Proposal No. 2 — Election of Directors	57
Proposal No. 3 — Advisory Vote on Executive Compensation	58
Proposal No. 4 — Advisory Vote on Frequency of Say-on-Pay Votes	59
Proposal No. 5 — Amendment of Bye-Laws — Deemed Delivery of Electronic Records	60
Proposal No. 6 — Ratification of Selection of Independent Registered Public Accounting Firm	61
Proposal No. 7 — Election of Directors for our Subsidiaries	62
Proposal No. 8 — Adjournment or Postponement of the Meeting	74
Other Governance Matters	75
Annex A — Proposed Amendments to Bye-Law 4.1	A-1
Annex B — Proposed Amendments to Bye-Laws 1.1, 4.2, 4.3 and 15	B-1
Annex C — Proposed Amendments to Bye-Laws 1.1 and 4.7	C-1
Annex D — Proposed Amendments to Bye-Law 1.1 and Addition of Bye-Laws 53.3 and 53.4	D-1
Annex E — Proposed Amendments to Bye-Law 1.1 and Addition of Bye-Law 53A	E-1
Annex F — Proposed Amendments to Bye-Law 24	F-1

ENSTAR GROUP LIMITED
P.O. Box 2267, Windsor Place, 3rd Floor
18 Queen Street
Hamilton, HM JX, Bermuda

PROXY STATEMENT
FOR
ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 28, 2011

QUESTIONS AND ANSWERS

Why am I receiving these proxy materials?

We are sending these materials to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Enstar Group Limited (the “Company”) for use at the Annual General Meeting of Shareholders of the Company to be held on Tuesday, June 28, 2011 at 9:00 a.m. local time at the Tucker’s Point Hotel located at 60 Tucker’s Point Drive, Hamilton Parish, Bermuda and at any postponement or adjournment thereof. These materials were first sent to shareholders on May 27, 2011. You are invited to attend the Annual General Meeting and are requested to vote on the proposals described in this proxy statement.

What is included in these proxy materials?

These “proxy materials” include this proxy statement, our Annual Report to Shareholders for the fiscal year ended December 31, 2010, a letter to our shareholders from our Chairman and Chief Executive Officer and the proxy card. We have included the Annual Report for informational purposes and not as a means of soliciting your proxy.

What matters are being voted on at the Annual General Meeting?

Shareholders will vote on the following proposals at the Annual General Meeting:

Proposals Related to the Private Placement

1A.	To approve the issuance of additional securities in the Third Closing of the Private Placement described in this proxy statement.

1B.	To amend the Company’s bye-laws to reallocate the authorized share capital in connection with the Private Placement.

1C.	To amend the Company’s bye-laws to create additional series of non-voting common shares in connection with the Private Placement.

1D.	To amend the Company’s bye-laws relating to the U.S. Shareholder voting power reduction provision in connection with the Private Placement.

1E.	To amend the Company’s bye-laws relating to the indemnification and exculpation of directors and officers in connection with the Private Placement.

1F.	To amend the Company’s bye-laws relating to the corporate opportunity provision in connection with the Private Placement.

Other Proposals

2.	To elect two Class II Directors nominated by our Board to hold office until 2014.

3.	To hold an advisory vote on executive compensation.

4.	To hold an advisory vote on the frequency of future advisory votes on executive compensation.

5.	To amend the Company’s bye-laws to align them with recent amendments to the Bermuda Companies Act regarding the deemed delivery of electronic records.

6.	To ratify the selection of Deloitte & Touche Ltd., Bermuda, to act as our independent registered public accounting firm for the fiscal year ending December 31, 2011 and to authorize the Board, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

7.	To act on the election of directors for our subsidiaries.

8.	To authorize the proxies to adjourn or postpone the meeting in their discretion.

9.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

What is the Private Placement?

On April 20, 2011, we entered into an Investment Agreement (the “Investment Agreement”) with GSCP VI AIV Navi, Ltd., GSCP VI Offshore Navi, Ltd., GSCP VI Parallel AIV Navi, Ltd., GSCP VI Employee Navi, Ltd., and GSCP VI GmbH Navi, L.P. (collectively, the “Purchasers”). The Purchasers are private equity funds affiliated with Goldman, Sachs & Co. Pursuant to the Investment Agreement, we agreed to issue and sell, and the Purchasers agreed to purchase, at several closings as described below, securities representing 19.9% of our outstanding share capital pro forma for all of the issuances with the right to acquire an additional 2.0% on a fully diluted basis pro forma for all of the issuances through the exercise of warrants. After all closings, the Purchasers’ voting interest in us purchased pursuant to the Investment Agreement will be less than 4.9%. The total investment expected to be made by the Purchasers is approximately $291.6 million.

At the first closing, which occurred on April 20, 2011 (the “First Closing”), we sold to the Purchasers 531,345 Voting Common Shares and 749,869 newly created Non-Voting Preferred Shares at a purchase price of $86.00 per share, or approximately $110.2 million in the aggregate. We also issued to the Purchasers Warrants to acquire 340,820 Non-Voting Preferred Shares for an exercise price of $115.00 per share, subject to certain adjustments. The Warrants expire on the tenth anniversary of the First Closing.

At the second closing (the “Second Closing”), which is expected to occur after receipt of applicable regulatory approvals and satisfaction of certain other closing conditions (but not before December 23, 2011), we will sell to the Purchasers 134,184 Voting Common Shares and 827,504 Non-Voting Preferred Shares at a purchase price of $86.00 per share, or approximately $82.7 million in the aggregate.

Subject to approval by our shareholders and subject to the satisfaction of certain other closing conditions, at a third closing (the “Third Closing”) we will sell to the Purchasers 1,148,264 Non-Voting Preferred Shares at a purchase price of $86.00 per share, or approximately $98.7 million in the aggregate. If the Third Closing occurs, it is expected to occur simultaneously with the Second Closing.

If our shareholders approve certain amendments to our bye-laws providing for, among other things, the creation of three new series of Non-Voting Common Shares, as set forth in Proposals No. 1B through 1F of this proxy statement, (i) the Non-Voting Preferred Shares already purchased by the Purchasers will convert on a share-for-share basis (subject to adjustment in certain circumstances) into Non-Voting Common Shares, (ii) the Warrants will be exercisable for Non-Voting Common Shares instead of Non-Voting Preferred Shares and (iii) we will sell Non-Voting Common Shares instead of Non-Voting Preferred Shares to the Purchasers at the Second and Third Closings.

Why is the Company selling the securities?

Our Board and management determined that it would be prudent to seek substantial additional capital in order to give us the financial flexibility to pursue desirable acquisitions of insurance and reinsurance companies in run-off and portfolios of insurance and reinsurance business in run-off.

Did the Board consider alternatives to raising capital other than the Private Placement?

Our Board considered numerous options for raising additional capital to support our acquisition program and concluded that the Private Placement provided us with:

•	More total capital than we believed we could comfortably raise in a public offering of equity or debt securities;

•	More “permanent” capital in the sense that as an equity investment, the investors in the Private Placement do not need to be repaid the principal amount of their investment as would have been the case had we sought additional debt financing;

•	An increased capital base upon which we could seek additional debt financing on more favorable terms in the future;

•	Greater certainty as to pricing terms relative to other alternatives that were subject to equity market risk; and

•	The benefits of a significant new minority investor that is a world-class financial institution.

Will the issuance of the securities dilute my percentage ownership of the Company?

Yes. You will own a smaller interest in us as a result of the Private Placement. After the Third Closing, we expect that the Purchasers will own 19.9% of our outstanding share capital on a fully diluted basis and will have the right to acquire an additional 2.0% on a fully diluted basis through the exercise of the Warrants.

Why is the Company seeking shareholder approval for the issuance of additional securities in the Third Closing under Proposal No. 1A?

Because our ordinary shares are listed on the NASDAQ Global Select Market, we are subject to the NASDAQ Rules. We are seeking shareholder approval for the issuance of additional securities in the Third Closing because, under NASDAQ rules, we cannot consummate the Third Closing without shareholder approval because the total number of securities issuable to the Purchasers in the three closings will exceed 20% of our shares outstanding immediately prior to the First Closing and because the purchase price being paid for the securities is less than the market price of our shares on the day we entered into the Investment Agreement. In addition, it may be argued that the issuance of the securities to the purchasers at the Third Closing constitutes a change of control under the NASDAQ rules, which would require the approval of our shareholders.

What will happen if Proposal No. 1A is not approved?

If our shareholders do not approve the issuance of the additional securities in the Third Closing of the Private Placement under Proposal No. 1A, we will be able to consummate the Second Closing, subject to the satisfaction of certain conditions to the Second Closing, but not the Third Closing. As a result of not being able to hold the Third Closing, we expect that we will have sold to the Purchasers in the First and Second Closings securities representing a total investment in our company of $192.9 million, rather than the $291.6 million we would have received if the Third Closing were to have occurred. In addition, if the Third Closing does not occur, we expect that we will need to seek alternate sources of capital sooner than we otherwise may have had to in order to fund future acquisitions of insurance and reinsurance companies in run-off and/or portfolios of insurance and reinsurance business in run-off. We may not be able to secure that capital on terms more favorable to our shareholders than those of the Third Closing, if at all. Furthermore, we may have to expend additional time and resources to pursue alternative sources of capital.

Why is the Company seeking shareholder approval for the bye-law amendments under Proposals No. 1B through 1F?

We believe it is more desirable that the Purchasers’ investment in us be a combination of Voting Common Shares and Non-Voting Common Shares, rather than the current combination of Voting Common Shares and Non-Voting Preferred Shares, in order to maintain a simpler capital structure for the Company and to avoid there being outstanding a class of equity that is preferential to our Voting Common Shares (even if only on a nominal basis). Our bye-laws do not currently permit the issuance of Non-Voting Common Shares having the terms negotiated with the Purchasers, but we are able to issue Non-Voting Preferred Shares having those terms. Therefore, we structured the Private Placement predominantly in the form of Non-Voting Preferred Shares until we could obtain approval from our shareholders to create and issue additional series of our Non-Voting Common Shares. We are seeking shareholder approval of Proposals No. 1B and 1C to reallocate our authorized share capital and to create and issue these series of our Non-Voting Common Shares. Under Bermuda law, changes to our bye-laws must be approved by our shareholders.

In addition, as part of our negotiations with the Purchasers for their investment in us and in light of the scope of the existing business activities of the Purchasers and their affiliates, we and the Purchasers agreed that we would submit to our shareholders certain amendments to our bye-laws that would reflect the agreed-upon terms of the Private Placement. We are seeking shareholder approval of:

•	Proposal No. 1D, to limit the voting power of the Purchasers in certain cases to minimize certain regulatory filings and approvals that might otherwise become required through no action by the Purchasers.

•	Proposal No. 1E, to clarify our indemnification obligations with respect to our directors and officers and to provide that we are the indemnitor of first resort for any individual serving on our Board who may also have indemnification protection from the Purchasers with respect to any actions, costs, charges, losses, damages or expenses in connection with that individual’s performance of his duty as our director. As a result, just as we would indemnify any of our other directors, we would indemnify any director affiliated with the Purchasers rather than requiring him to first pursue indemnification from other sources.

•	Proposal No. 1F, to allow the Purchasers and their affiliates to (i) continue to engage in the same or similar business as we do, (ii) do business with any of our clients or customers, and (iii) employ or otherwise engage any of our officers, directors or employees. This amendment is intended to recognize that the Purchasers and their affiliates are multi-national organizations with financial interests in many businesses and that their investment in us should not create a fiduciary obligation to us that would restrict the operation of the Purchasers’ other businesses in the ordinary course.

What will happen if any of Proposals No. 1B through 1F are not approved?

The conversion of the Purchasers’ investment in us from Non-Voting Preferred Shares to Non-Voting Common Shares is subject to the approval of all of the bye-law amendments related to the Private Placement under Proposals No. 1B through 1F. Although each of the Private Placement bye-law amendments is a separate matter to be voted upon, if our shareholders do not approve all of Proposals No. 1B through 1F, the Purchasers’ Non-Voting Preferred Shares will not convert to Non-Voting Common Shares and we would issue additional Non-Voting Preferred Shares, rather than Non-Voting Common Shares, to the Purchasers at the Second and Third Closings (assuming the Third Closing is approved). Likewise, the Warrants would remain exercisable for Non-Voting Preferred Shares instead of becoming exercisable for Non-Voting Common Shares. As stated above, we believe it is more desirable that the Purchasers’ investment in us be a combination of Voting Common Shares and Non-Voting Common Shares, rather than the current combination of Voting Common Shares and Non-Voting Preferred Shares.

What are the Board’s recommendations?

The Board recommends that you vote your shares:

1.	“FOR” the issuance of additional securities in the Third Closing of the Private Placement (Proposal No. 1A) and “FOR” the amendments to our bye-laws in connection with the Private Placement (Proposals No. 1B through 1F).

2.	“FOR” each of the nominees to serve on our Board (Proposal No. 2).

3.	“FOR” the proposal regarding an advisory vote on executive compensation (Proposal No. 3).

4.	For holding future advisory votes on executive compensation every “1 YEAR” (Proposal No. 4).

5.	“FOR” the amendment to our bye-laws regarding the deemed delivery of electronic records (Proposal No. 5).

6.	“FOR” the ratification of the selection of Deloitte & Touche Ltd., Bermuda, as the Company’s independent registered public accounting firm for 2011 and to authorize our Board, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm (Proposal No. 6).

7.	“FOR” each of the subsidiary director nominees listed in Proposal No. 7.

8.	“FOR” authorization of the proxies to adjourn or postpone the meeting in their discretion (Proposal No. 8).

Who may vote at the Annual General Meeting?

Only our shareholders of record as of the close of business on April 15, 2011 (the “record date”) are entitled to notice of, and to vote at, the Annual General Meeting. As of the record date, there were 13,166,721 ordinary shares issued and outstanding and entitled to vote at the meeting. Except as set forth in our bye-laws, each ordinary share entitles the holder thereof to one vote. In accordance with our bye-laws, certain shareholders whose shares constitute 9.5% or more of the voting power of our ordinary shares are entitled to less than one vote for each ordinary share held by them.

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of Record.  If your shares are represented by certificates or book entries in your name so that you appear as a shareholder on the records of American Stock Transfer & Trust Company, our stock transfer agent, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you.

Beneficial Owner of Shares Held in Street Name.  If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar institution, then you are the beneficial owner of shares held in street name and the proxy materials were forwarded to you by that institution. The institution holding your account is considered the shareholder of record for purposes of voting at the Annual General Meeting. As a beneficial owner, you have the right to instruct that institution on how to vote the shares held in your account.

What do I do if I received more than one proxy card?

If you receive more than one proxy card because you have multiple accounts, you should provide voting instructions for all proxy cards you receive to be sure all of your shares are voted.

How do I vote?

We hope that you will be able to attend the Annual General Meeting in person. Whether or not you expect to attend the Annual General Meeting in person, we urge you to vote your shares at your earliest convenience by one of the methods described below, so that your shares will be represented.

Shareholders of record can vote any one of four ways:

1.	Via the Internet: Go to the website listed on your proxy card to vote via the internet. You will need to follow the instructions on your proxy card and the website.

2.	By Telephone: Call the telephone number found on the proxy card to vote by telephone. You will need to follow the instructions on your proxy card and the voice prompts.

3.	By Mail: Sign, date and return your proxy card in the envelope provided.

4.	In Person: Attend the Annual General Meeting, or send a personal representative with an appropriate proxy, to vote by ballot. If you need directions to the Annual General Meeting, please call our offices at (441) 292-3645.

If you own shares in street name, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting also will be offered to shareholders owning shares through most banks and brokers. If you own shares in street name and you wish to attend the Annual General Meeting to vote in person, you must obtain a legal proxy from the institution that holds your shares and attend the Annual General Meeting, or send a personal representative with the legal proxy, to vote by ballot. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy.

What is the voting deadline if voting by internet or telephone?

If you vote by internet or by telephone, you must transmit your vote by 11:59 p.m. Eastern Time on June 27, 2011.

What is the quorum requirement for the Annual General Meeting?

Two or more shareholders present in person or by proxy and entitled to vote at least a majority of the shares entitled to vote at the meeting constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the meeting. A broker non-vote occurs when a beneficial owner of shares held in street name does not provide voting instructions and, as a result, the institution that holds the shares is prohibited from voting those shares on certain proposals. Shares that are properly voted on the internet or by telephone or for which proxy cards are properly executed and returned, but lacking voting directions, will be counted towards the presence of a quorum.

How are proxies voted?

Shares that are properly voted on the internet or by telephone or for which proxy cards are properly executed and returned will be voted at the Annual General Meeting in accordance with the directions given or, in the absence of directions, will be voted in accordance with the Board’s recommendations as set forth in “What are the Board’s recommendations?” above. If any other business is brought before the meeting, proxies will be voted, to the extent permitted by the rules and regulations of the Securities and Exchange Commission (the “SEC”), in accordance with the judgment of the persons voting the proxies.

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, you may vote by proxy, meaning you authorize individuals named on the proxy to vote your shares. If you do not vote by proxy or in person at the Annual General Meeting, your shares will not be voted. If you own shares in street name, you may instruct the institution holding your shares on how to vote your shares. If you do not provide voting instructions, the institution may nevertheless vote your shares on your behalf with respect to the ratification of the appointment of Deloitte & Touche Ltd., Bermuda, as the Company’s independent registered public accounting firm for 2011, but not on any other matters being considered at the meeting.

What are the voting requirements to approve each of the proposals?

The approval of the issuance of additional securities in the Third Closing of the Private Placement and each amendment of our bye-laws in connection with the Private Placement, the election of directors, the amendment of our bye-laws regarding the deemed delivery of electronic records, the ratification of Deloitte & Touche Ltd., Bermuda, as our independent registered public accounting firm for 2011 and the authorization of the proxies to adjourn or postpone the meeting in their discretion each require the affirmative vote of a majority of the votes cast by the shareholders at the meeting. Abstentions and broker non-votes will have no effect on the outcome of voting on any proposals. The vote on executive compensation, sometimes referred to as “say-on-pay,” and the vote on the frequency of the say-on-pay vote are advisory only, but our Board will consider carefully the results of the vote. A majority of votes cast for or against the say-on-pay proposal will determine whether you approve of our executive compensation practices. We will regard the say-on-pay frequency (i.e., every one, two or three years) receiving the greatest number of votes as a reflection of the overall preference of our shareholders. With respect to Proposal No. 7, regarding the election of directors of our subsidiaries, our Board will cause our corporate representative or proxy to vote the shares of those subsidiaries in the same proportion as the votes received at the meeting from our shareholders.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual General Meeting. You may vote again on a later date by signing and returning a new proxy card bearing a later date (or by voting by internet or telephone prior to 11:59 p.m. Eastern time on June 27, 2011), or attending the Annual General Meeting and voting in person. However, your attendance at the Annual General Meeting will not automatically revoke your proxy unless you vote again at the Annual General Meeting or specifically request that your prior proxy be revoked by delivering to our Secretary a written notice of revocation prior to the Annual General Meeting.

Who is paying for the cost of this proxy solicitation?

We will bear the cost of preparing and soliciting proxies, including the reasonable charges and expenses of brokerage firms or other nominees for forwarding proxy materials to the beneficial owners of our ordinary shares. In addition to solicitation by mail, certain of our directors, officers and employees may solicit proxies personally or by telephone or other electronic means without extra compensation, other than reimbursement for actual expenses incurred in connection with the solicitation. We have also hired Georgeson Inc. to assist us in the solicitation of votes, and we expect to pay them approximately $10,000 plus out-of-pocket expenses for these services.

Who can help answer my additional questions about the Annual General Meeting or the Private Placement?

If you have questions about the meeting and the matters to be voted upon, you should contact:

Georgeson Inc.
199 Water Street, 26th Floor
New York, NY 10028
Tel: (888) 497-9677

THE PRIVATE PLACEMENT

Background of the Private Placement

Our business strategy is to pursue desirable acquisitions of insurance and reinsurance companies in run-off and portfolios of insurance and reinsurance business in run-off. Over a period of several months beginning in the second half of 2010, our Board and management determined that it would be prudent to seek substantial additional capital in order to give us the financial flexibility to pursue these acquisitions. Dominic Silvester, our Chairman and Chief Executive Officer, and Richard Harris, our Chief Financial Officer, with input from other executive officers and our Board undertook a comprehensive process to identify the types of funding available to us and the potential providers of such funding. As part of that process, Mr. Silvester and Mr. Harris met or had discussions with several investment banks, private equity funds, lenders, strategic investors and potential joint venture partners with respect to various forms of financial transactions with us.

The results of the process undertaken by our senior management team demonstrated that several options were available to us to raise additional capital. We considered each of the following alternatives:

•	Additional bank debt financing;

•	A public offering of equity securities, convertible debt securities or a combination of both types of securities; and

•	A private placement of equity securities, debt securities, convertible debt securities or some combination of the foregoing.

While additional bank financing remains an option to fund our capital needs, we believed we needed a more permanent source of capital to fund the next series of transactions in our acquisition program. Traditional bank financing would need to be repaid or refinanced upon maturity and, consequently, would act more as a bridge to future financing rather than a permanent increase in our capital base. In addition, we would incur interest expense while any bank financing was outstanding. Finally, we did not believe that the amount of bank financing that would likely be available to us given our existing equity capital base would be sufficient to provide for our acquisition financing needs.

Following discussions with several investment banks, we concluded that a successful public offering of our ordinary shares would likely be limited to $100 to $150 million. Consequently, we considered a contemporaneous public offering of convertible debt securities to increase the amount of capital we could raise to approximately $250 million. After deducting the likely fees and expenses associated with a public offering, together with the interest that would be payable on the convertible debt securities, we concluded that the most favorable outcome of a public offering would be a net capital raise of less than $215 million. In addition, given that our ordinary shares are thinly traded on the NASDAQ Global Select Market and the pricing uncertainties inherent in any public offering, we were concerned that a public offering of equity and convertible debt securities presented a significant amount of pricing and execution risk.

In light of the drawbacks with stand alone bank financing and a public offering of equity and convertible debt securities, we spent considerable time analyzing our options to raise capital through a private placement of equity securities, debt securities and/or convertible debt securities. Ultimately, we were attracted to the idea of a private placement of equity securities instead of debt or convertible debt securities because the issuance of equity securities provided a permanent increase to our capital base. We also had been in discussions with the Purchasers for approximately six months with respect to a private placement of equity securities, and they had conducted extensive due diligence on our business. The Purchasers were prepared to commit to a transaction that provided more capital than we believed was available through other alternatives and they were willing to commit to pricing that, while a meaningful discount to our current trading price, eliminated any market risk associated with abandoning the transaction with the Purchasers to pursue other alternatives. We also believed the increase in our capital base associated with the private placement of equity securities would enable us to issue debt or convertible debt securities, or arrange for additional bank financing, at some point in the future on more favorable terms than would be available to us without the increase in our equity capital.

On balance, our Board determined that the private placement to the Purchasers of a combination of voting and non-voting shares as described below (the “Private Placement”) was the most effective and efficient means to address our capital needs in a timely manner and was in the best interests of our shareholders.

Structure of the Private Placement

On April 20, 2011, we entered into the Investment Agreement with the Purchasers. Pursuant to the Investment Agreement, we agreed to issue and sell, and the Purchasers agreed to purchase, at several closings as described below, securities representing 19.9% of our outstanding share capital pro forma for all of the issuances with the right to acquire an additional 2.0% on a fully diluted basis pro forma for all of the issuances through the exercise of warrants, although the Purchasers’ voting interest in us purchased pursuant to the Investment Agreement will be less than 4.9%. The transaction was structured in three closings in order to address certain insurance, banking and NASDAQ regulations.

At the First Closing, we sold to the Purchasers 531,345 voting ordinary shares, par value $1.00 per share (the “Voting Common Shares”), and 749,869 newly created Series A Convertible Participating Non-Voting Perpetual Preferred Stock, par value $1.00 per share (the “Non-Voting Preferred Shares”), at a purchase price of $86.00 per share, or approximately $110.2 million in the aggregate. Subject to the approval by our shareholders of certain amendments to our bye-laws providing for, among other things, the creation of three new series of non-voting ordinary shares, par value $1.00 (the “Non-Voting Common Shares”), as set forth in Proposals No. 1B through 1F of this proxy statement (the “Non-Voting Common Approval”), the Non-Voting Preferred Shares will convert on a share-for-share basis (subject to adjustment in certain circumstances) into Non-Voting Common Shares.

At the First Closing, we also issued to the Purchasers warrants to acquire 340,820 Non-Voting Preferred Shares or, subject to the receipt of the Non-Voting Common Approval, Non-Voting Common Shares for an exercise price of $115.00 per share, subject to certain adjustments (the “Warrants”). The Purchasers may, at their election, satisfy the exercise price of the Warrants on a cashless basis by surrender of shares otherwise issuable upon exercise of the Warrants in accordance with a formula set forth in the Warrants. The Warrants expire on the ten year anniversary of the First Closing.

At the Second Closing, which is expected to occur after receipt of applicable regulatory approvals and satisfaction of certain other closing conditions (but not before December 23, 2011), we will sell to the Purchasers 134,184 Voting Common Shares and 827,504 Non-Voting Preferred Shares (unless we receive the Non-Voting Common Approval, in which case the Purchasers will purchase Non-Voting Common Shares instead of Non-Voting Preferred Shares), at a purchase price of $86.00 per share, or approximately $82.7 million in the aggregate.

Subject to approval by our shareholders of the issuance of additional shares in excess of limits imposed by the listing requirements of the NASDAQ Stock Market as described in Proposal No. 1A (the “Third Closing Approval”) and satisfaction of certain other closing conditions, at a Third Closing we will sell to the Purchasers 1,148,264 Non-Voting Preferred Shares (unless we receive the Non-Voting Common Approval, in which case the Purchasers will purchase Non-Voting Common Shares instead of Non-Voting Preferred Shares), at a purchase price of $86.00 per share, or approximately $98.7 million in the aggregate. If the Third Closing occurs, it is expected to occur simultaneously with the Second Closing.

The Purchasers may elect, at their option, to receive Non-Voting Preferred Shares or, if applicable, Non-Voting Common Shares in lieu of Voting Common Shares that might otherwise be issuable to them at any of the closings discussed above. Any such non-voting shares would be convertible on a share-for-share basis, subject to certain adjustments, into Voting Common Shares at the option of the Purchasers.

The total investment expected to be made by the Purchasers for the purchase of the Voting Common Shares, the Non-Voting Common Shares, the Non-Voting Preferred Shares and the Warrants is approximately $291.6 million. We intend to use the proceeds of the Private Placement for future acquisitions of insurance and reinsurance companies in run-off and/or portfolios of insurance and reinsurance business in run-off. Pending such use, we may use the proceeds for general corporate purposes.

The securities sold or to be sold in the Private Placement were sold or will be sold to the Purchasers without registration with the SEC pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Terms of Non-Voting Preferred Shares

The Non-Voting Preferred Shares were created by a Certificate of Designations for the Series A Convertible Participating Non-Voting Perpetual Preferred Stock adopted by our Board on April 20, 2011. Following are the material terms of the Non-Voting Preferred Shares.

Shares Authorized.  Up to 4,000,000 Non-Voting Preferred Shares may be issued under the terms of the Certificate of Designations.

Ranking.  Except as described below, the Non-Voting Preferred Shares rank on parity with the Voting Common Shares and the Non-Voting Common Shares and will rank senior to each other class or series of share capital of the Company, unless the terms of any such class or series provide otherwise.

Dividends.  Dividends will be paid on the Non-Voting Preferred Shares when, as and if, and in the same amounts (on an as-converted basis), declared on the Voting Common Shares and/or Non-Voting Common Shares. If we are in arrears in the payment of dividends on the Non-Voting Preferred Shares, we may not declare or pay dividends on any of our securities that rank junior to the Non-Voting Preferred Shares, and may not redeem any of our securities that are on par with or rank junior to the Non-Voting Preferred Shares, subject to limited exceptions specified in the Certificate of Designations.

Liquidation Preference.  Upon liquidation, dissolution or winding up of the Company, holders of Non-Voting Preferred Shares have the right to receive an amount equal to $0.001 per share. After payment of this amount, holders of the Non-Voting Preferred Shares are entitled to participate (on an as-converted basis) with the Voting Common Shares and the Non-Voting Common Shares in the distribution of remaining assets.

Conversion.  The Non-Voting Preferred Shares issued to the Purchasers pursuant to the Investment Agreement will automatically convert (i) into Non-Voting Common Shares upon the approval by our shareholders of the amendments to our bye-laws set forth in this proxy statement under Proposals No. 1B through 1F (the “Shareholder Approval Matters”), and (ii) into Voting Common Shares upon the transfer of such Non-Voting Preferred Shares to any person other than an affiliate of any Purchaser in a “Widely Dispersed Offering.” A “Widely Dispersed Offering” means (a) a widespread public distribution, (b) a transfer in which no transferee or group of associated transferees would receives 2% or more of any class of our voting shares, or (c) a transfer to a transferee that would control more than 50% of our voting shares without any transfer from the Purchasers. In each case, each Non-Voting Preferred Share will initially convert into one Voting Common Share or Non-Voting Common Share, as applicable, subject to adjustment for share subdivisions, splits, combinations and similar events.

Voting.  The Non-Voting Preferred Shares have no voting rights, provided that, we may not, without the consent of the holders of a majority of the outstanding shares of the Non-Voting Preferred Shares, voting separately as a class, (i) amend, alter or repeal any provision of our memorandum of association, bye-laws or the Certificate of Designations for the Non-Voting Preferred Shares so as to significantly and adversely affect the rights, preferences, privileges or limited voting rights of the Non-Voting Preferred Shares, (ii) consummate a binding share exchange or reclassification of the Non-Voting Preferred Shares, or a merger or consolidation of the Company (except for any merger or consolidation in which the consideration consists solely of cash) unless the Non-Voting Preferred Shares remain outstanding or are converted or exchanged for a security with similar rights, preferences and privileges in the surviving entity and (iii) voluntarily liquidate, dissolve or wind up the Company.

Sub-Series.  The Non-Voting Preferred Shares are sub-divided into Series A-1 Preferred Stock and Series A-2 Preferred Stock. Both the Series A-1 Preferred Stock and the Series A-2 Preferred Stock convert into Voting Common Shares as provided above under “— Conversion.” In addition, the Purchasers may in their sole discretion convert any Series A-2 Preferred Stock held by it into Voting Common Shares on a share-for-share basis, subject to certain adjustments, and shares of Series A-2 Preferred Stock will automatically convert to Voting Common Shares upon the transfer of such shares to any person other than an affiliate of any Purchaser, regardless of whether such transfer constitutes a Widely Dispersed Offering. The Purchasers will receive Series A-2 Preferred Stock to the extent they elect to receive Non-Voting Preferred Shares in lieu of Voting Common Shares that might otherwise be issuable to them at any of the closings discussed above. All other Non-Voting Preferred Shares received by the Purchasers under the Investment Agreement will be Series A-1 Preferred Stock.

Terms of Non-Voting Common Shares

Shares Authorized.  Our bye-laws currently permit us to issue up to 6,000,000 Non-Voting Common Shares. If the amendment to our bye-laws described below under Proposal No. 1B is approved, we would be permitted to issue up to 21,000,000 Non-Voting Common Shares. As of the date of this proxy statement, 2,972,892 Non-Voting Common Shares were outstanding.

Pari Passu with Voting Common Shares.  If approved, our Non-Voting Common Shares would generally be entitled to enjoy all of the economic rights attaching to our Voting Common Shares, but would be non-voting except in certain limited circumstances.

Sub-Series.  If our shareholders approve the bye-law amendments relating to the Non-Voting Common Shares, our existing Non-Voting Common Shares would be designated as Series A Non-Voting Common Shares and three new series of Non-Voting Common Shares would be created — Series B Non-Voting Common Shares, Series C Non-Voting Common Shares and Series D Non-Voting Common Shares. The Purchasers will receive Series B Non-Voting Common Shares to the extent they elect to receive Non-Voting Common Shares in lieu of Voting Common Shares that might otherwise be issuable to them at any of the closings discussed above. All other Non-Voting Common Shares received by the Purchasers under the Investment Agreement will be Series C Non-Voting Common Shares. The Purchasers may also elect to receive Series B Non-Voting Common Shares, Series C Non-Voting Common Shares or Series D Non-Voting Common Shares upon conversion of Voting Common Shares held by them. In addition, the Purchasers may elect to receive Series D Non-Voting Common Shares upon conversion of Series B Non-Voting Common Shares or Series C Non-Voting Common Shares held by them. There is no economic difference in the sub-series of Non-Voting Common Shares, but there are slight differences in the limited voting rights of each sub-series that are designed to address certain regulatory matters affecting the Purchasers.

Dividends.  In general, dividends will be paid on the Non-Voting Common Shares when, as and if, and in the same amounts, declared on the Voting Common Shares. If we declare or pay a dividend or distribution to any holder of our Voting Common Shares in the form of our Voting Common Shares or other voting security, we will declare and pay to each holder of Non-Voting Common Shares a proportional dividend or distribution in the form of the same series of Non-Voting Common Shares.

Conversion.  Each Non-Voting Common Share will, under certain circumstances, convert at a one-for-one exchange ratio into Voting Common Shares or, in certain cases, other series of Non-Voting Common Shares, as described below, subject to adjustment for share splits, dividends, recapitalizations, consolidations or similar transactions.

Series A Non-Voting Common Shares will automatically convert into Voting Common Shares upon their transfer to any person, unless the transfer does not result in a change in beneficial ownership or the transfer is to a person that already holds Series A Non-Voting Common Shares. Series A Non-Voting Shares cannot be converted into any other series of Non-Voting Common Shares.

Series B Non-Voting Common Shares will automatically convert into Voting Common Shares upon their transfer to any person, unless the transfer does not result in a change in beneficial ownership or the transfer is to a person that already holds Series B Non-Voting Common Shares. The Purchasers may also elect to convert Series B Non-Voting Common Shares into either Series C Non-Voting Common Shares, Series D Non-Voting Common Shares or Voting Common Shares.

Series C Non-Voting Common Shares will automatically convert into Voting Common Shares if the Purchasers transfer them in a Widely Dispersed Offering. The Purchasers may also elect to convert Series C Non-Voting Common Shares into Series D Non-Voting Common Shares.

Series D Non-Voting Common Shares will automatically convert into Voting Common Shares if the Purchasers transfer them in a Widely Dispersed Offering. The Purchasers may not otherwise convert Series D Non-Voting Common Shares, except into Series C Non-Voting Common Shares following the receipt of all applicable regulatory approvals.

Voting.  Series A Non-Voting Common Shares and Series D Non-Voting Common Shares may only vote on matters as required under Bermuda law. In addition, the rights attached to the Series D Non-Voting Common Shares may only be varied with the written consent of each registered holder of Series D Non-Voting Common Shares to the extent such variation significantly and adversely affects the rights, preferences, privileges or voting power of such series.

The holders of the Series B Non-Voting Common Shares, voting as a separate class, and the holders of the Series C Non-Voting Common Shares, voting as a separate class, may vote with respect to the following limited matters: (i) any amendment, alteration or repeal of any provision of our memorandum of association or bye-laws (including through a merger, amalgamation, consolidation or otherwise) so as to significantly and adversely affect the rights, preferences, privileges or limited voting rights of the Series B Non-Voting Common Shares or the Series C Non-Voting Common Shares, as applicable; and (ii) any binding share exchange or reclassification involving the Series B Non-Voting Common Shares or the Series C Non-Voting Common Shares or a merger, consolidation or amalgamation of us with another person (except one in which the consideration paid to shareholders is entirely in cash), unless in each case (x) the shares of Series B Non-Voting Common Shares or the Series C Non-Voting Common Shares, as applicable, remain outstanding or, in the case of any such merger or consolidation where we are not the surviving entity, are converted into or exchanged for securities of the surviving entity or its ultimate parent, and (y) those shares have rights, preferences, privileges and limited voting rights, and limitations and restrictions that are not materially less favorable than those of the Series B Non-Voting Common Shares or the Series C Non-Voting Common Shares, as applicable, immediately prior to the transaction. The holders of Series B Non-Voting Common Shares and Series C Non-Voting Common Shares may also vote on other matters only as required by Bermuda law. In addition, the rights attached to the Series C Non-Voting Common Shares may only be varied with the written consent of each registered holder of Series C Non-Voting Common Shares to the extent such variation significantly and adversely affects the rights, preferences or voting power of such series.

Reorganization Events.  If consideration consisting of property or securities payable to the Purchasers or certain of its affiliates as holders of Non-Voting Common Shares upon a “Reorganization Event” would, in such holder’s judgment, create or exacerbate any issue for such holder, then the consideration will be adjusted as practicable to eliminate or address the issue, provided that the adjusted or different securities have the same value as, and are pari passu with, the securities they replaced. For this purpose, Reorganization Event includes any (i) consolidation, merger, tender offer or similar business combination of us with or into another person where Voting Common Shares or Non-Voting Common Shares will be converted into cash, securities or other property of us or another person, (ii) sale, transfer, lease or conveyance of all or substantially all of our assets where Voting Common Shares or Non-Voting Common Shares will be converted into cash, securities or other property of us or another person, (iii) reclassification of our Voting Common Shares or Non-Voting Common Shares into another class of securities, and (iv) statutory exchange of our Voting Common Shares or Non-Voting Common Shares for securities of another person other than in connection with a merger or acquisition.

Purchaser Conversion Right as to Voting Common Shares

If we receive the Non-Voting Common Approval, the Purchasers and certain of their affiliates will have the right to convert any Voting Common Shares held by them into Series B Non-Voting Common Shares, Series C Non-Voting Common Shares or Series D Non-Voting Common Shares.

Investment Agreement

The following is a summary of the material terms of the Investment Agreement. For additional information, we refer you to copies of the Investment Agreement and the Warrant, which are included as exhibits to the Current Report on Form 8-K that we filed with the SEC on April 21, 2011.

Purchase and Sale of Securities.  Pursuant to the Investment Agreement, we agreed to issue and sell Voting Common Shares, Non-Voting Preferred Shares and Warrants to the Purchasers as described above under “Structure of the Private Placement.”

Board Representation.  We have agreed that the Purchasers have the right to designate one representative to our Board following the First Closing. This designation right terminates if (i) the Purchasers cease to beneficially own at least 5% of our outstanding share capital, or (ii) the Second Closing or the Third Closing do not occur by virtue of the Purchasers’ breach of the Investment Agreement.

Preemptive Rights.  The Purchasers have the right to purchase their proportionate percentage of new securities issued and sold by us during a limited period of time. This right is subject to exceptions, as further set forth in the Investment Agreement, including issuances (i) pursuant to equity plans approved by our Board, (ii) in connection with the restructuring of outstanding debt, (iii) in consideration of mergers, acquisitions or similar transactions and (iv) in connection with joint ventures and strategic business partnerships, the primary purpose of which is not to raise additional capital. The preemptive rights expire upon the earlier of the termination of the Investment Agreement or the Third Closing (or the Second Closing if the Shareholder Approval Matters are not approved by our shareholders).

Indemnification.  We and the Purchasers have agreed to indemnify each other for certain breaches of our respective representations, warranties, covenants and agreements and for matters arising out of execution and delivery of the Investment Agreement. Subject to certain exceptions set forth in the Investment Agreement, neither we nor the Purchasers will be entitled to an indemnity for breaches of representations and warranties until losses exceed $29.0 million, after which the indemnifying party will be responsible for the full amount of such losses (including all amounts up to and exceeding $29.0 million), subject to a cap on the aggregate losses for which a party is obligated to indemnify the other of $145.1 million.

Conditions to Second Closing.  The Purchasers’ obligations to consummate the Second Closing are subject to the satisfaction of certain closing conditions set forth in the Investment Agreement, including (i) the receipt of certain regulatory approvals and (ii) the accuracy of certain of our representations and warranties as of the date of the Second Closing. Both we and the Purchasers have agreed to use commercially reasonable efforts to obtain the regulatory approvals required in connection with the transactions contemplated by the Investment Agreement.

Conditions to Third Closing.  The Purchasers’ obligations to consummate the Third Closing are subject to the satisfaction of certain closing conditions set out in the Investment Agreement, including (i) the receipt of certain regulatory approvals, (ii) the receipt of the Third Closing Approval, and (iii) the accuracy of certain of our representations and warranties as of the date of the Third Closing. We have agreed to use our reasonable best efforts to take all actions reasonably necessary to seek the Third Closing Approval. Certain of our directors, officers and significant shareholders entered into voting agreements with respect to the Third Closing Approval as described below under “Voting Agreements.”

Termination Provisions.  The Investment Agreement may be terminated any time prior to the Third Closing: (i) by mutual written consent of the parties, (ii) by us or the Purchasers in the event either the Second Closing or the Third Closing shall not have occurred on or prior to the first anniversary of the Investment Agreement (which may be extended to the 18-month anniversary of the Investment Agreement by us or the Purchasers unless we have failed to receive the Third Closing Approval), (iii) by us or the Purchasers, but only after the Second Closing, if we have failed to receive Third Closing Approval, and (iv) by either us or the Purchasers if the consummation of the Second Closing or Third Closing is prohibited by applicable law or would violate any nonappealable final order, decree or judgment of any governmental authority with competent jurisdiction.

Venture Capital Operating Company Rights.  Pursuant to a separate venture capital operating company, or VCOC, rights letter delivered in connection with the execution of the Investment Agreement, GS Capital Partners VI Parallel, L.P., an affiliate of one of the Purchasers, was granted certain information and inspection rights, which terminate (i) at such time that GS Capital Partners VI Parallel, L.P. ceases to own, directly or indirectly at least 10.0% of the equity securities purchased by it pursuant to the Investment Agreement and (ii) upon the consummation of an amalgamation, merger or consolidation of the Company.

Shareholder Approval.  As soon as practicable after the First Closing, we are obligated to take all actions reasonably necessary for the approval and adoption by our shareholders of (i) the transactions contemplated by the Investment Agreement, including for purposes of NASDAQ Rule 5635 described in Proposal No. 1A; and (ii) the amendments to our bye-laws in connection with the Private Placement described in Proposals No. 1B through 1F.

Voting Agreements

Certain of our directors, officers and significant shareholders entered into voting agreements (the “Voting Agreements”) at the First Closing with respect to Voting Common Shares representing 34.3% of our outstanding voting power. Under the Voting Agreements, the shareholders have committed, among other things, to vote all Voting Common Shares that they hold and are entitled to vote in favor of the matters required to be approved by our shareholders in connection with the Private Placement. These matters are set forth in Proposals No. 1A through 1F. Each of Charles T. Akre, Jr., T. Whit Armstrong, Robert J. Campbell and Paul J. Collins, who are all non-management directors of the Company (and certain of their respective affiliates), and each of our executive officers has executed a Voting Agreement.

For additional information, we refer you to the form of Voting Agreement, which is included as an exhibit to the Current Report on Form 8-K that we filed with the SEC on April 21, 2011.

Registration Rights Agreement

On April 20, 2011, we entered into a Registration Rights Agreement with the Purchasers that provides the Purchasers with certain rights to cause us to register under the Securities Act, (i) the Voting Common Shares, Non-Voting Common Shares and Non-Voting Preferred Shares issuable pursuant to the Investment Agreement, (ii) any Voting Common Shares or Non-Voting Common Shares issued upon the exchange or exercise of other securities held by the Purchasers and (iii) any securities issued by us in connection with any of the foregoing by way of a share dividend or share split or in connection with any recapitalization, reclassification or similar reorganization (the foregoing, collectively, “Registrable Securities”). Pursuant to the Registration Rights Agreement, at any time following the first anniversary of the First Closing, the Purchasers are entitled to make two written requests for us to register all or any part of the Registrable Securities under the Securities Act, subject to certain exceptions and conditions set forth in the Registration Rights Agreement. The Purchasers are also granted “piggyback” registration rights with respect to our registration of Voting Common Shares for our own account or for the account of one or more of our securityholders.

For additional information, we refer you to a copy of the Registration Rights Agreement, which is included as an exhibit to the Current Report on Form 8-K that we filed with the SEC on April 21, 2011.

No Appraisal Rights

Our shareholders are not entitled to appraisal rights under Bermuda law with respect to the Private Placement.

Potential Consequences if All of the Private Placement Proposals are Approved

If all of the Private Placement proposals are approved, the Second and Third Closings will occur, and all of the Non-Voting Preferred Shares that we issued to the Purchasers in the First Closing, as well as the Non-Voting Preferred Shares underlying the Warrants that we issued to the Purchasers in the First Closing, will convert into Non-Voting Common Shares. More specifically:

•	At the Second Closing, the occurrence of which is not contingent upon the approval of any of Proposals No. 1A through 1F, subject to the satisfaction of certain conditions to the Second Closing, we will sell to the Purchasers an additional 134,184 Voting Common Shares and an additional 827,504 Series C Non-Voting Common Shares at a purchase price of $86.00 per share, or $82.7 million in the aggregate, bringing the Purchasers’ expected total investment in our company to $192.9 million. For a discussion of the securities we would be required to issue to the Purchasers at the Second Closing if any of Proposals No. 1B through 1F are not approved, see “Potential Consequences if the Private Placement Proposals are Not Approved” below.

•	At the Third Closing, we will sell to the Purchasers an additional 1,148,264 Series C Non-Voting Common Shares at a purchase price of $86.00 per share, or $98.7 million in the aggregate, bringing the Purchasers’ expected total investment in our company to $291.6 million.

•	Our authorized share capital under our bye-laws will consist of (i) 90,000,000 ordinary shares, par value $1.00 per share; (ii) 21,000,000 non-voting convertible ordinary shares, par value $1.00 per share, divided into four separate series with the rights described above under “Terms of Non-Voting Common Shares;” and (iii) 45,000,000 preference shares, par value $1.00 per share.

•	The Non-Voting Preferred Shares issued to the Purchasers at the First Closing will convert into Series C Non-Voting Common Shares.

•	As more fully described in Proposal No. 1D below, the voting power reduction provisions in our bye-laws relating to U.S. Shareholders, including the Purchasers, will apply to the Series B Non-Voting Common Shares of the Purchasers and limit the voting power of the Purchasers in certain cases. In addition, the amended provision will prevent an increase in the Purchasers’ voting power as a result of a cut-back of the voting power of one or more other shareholders.

•	As more fully described in Proposal No. 1E below, the indemnification provisions of our bye-laws will continue after a person has ceased to be a director or officer of the Company and will provide that they are not exclusive of any other rights conferred under any statute, other bye-law, shareholder or board resolution, agreement or otherwise. In addition, the indemnification provisions of our bye-laws will provide that the Company is the indemnitor of first resort with respect to any actions, costs, charges, losses, damages or expenses in connection with the performance by any director affiliated with the Purchasers of his duties as our director. In other words, just as we would indemnify any of our other directors, we would agree to indemnify any director affiliated with the Purchasers rather than requiring him to first pursue indemnification from other sources.

•	As more fully described in Proposal No. 1F below, the corporate opportunity provisions of our bye-laws will permit the Purchasers and their affiliates to (i) continue to engage in the same or similar business that we do, (ii) do business with any of our clients or customers, and (iii) employ or otherwise engage any of our officers, directors or employees. In addition, the Purchasers and their affiliates will not be subject to the corporate opportunity doctrine (or any similar doctrine) to the extent permitted under applicable law. These changes are intended to recognize that the Purchasers and their affiliates are multi-national organizations with financial interests in many businesses and that their investment in us should not create a fiduciary obligation to us that would restrict the operation of the Purchasers’ other businesses in the ordinary course.

After the Third Closing, we expect that the Purchasers will own 19.9% of our outstanding share capital on a fully diluted basis and will have the right to acquire an additional 2.0% on a fully diluted basis through the exercise of the Warrants, although the Purchasers’ voting interest in us purchased pursuant to the Investment Agreement will be less than 4.9%. Completing the Third Closing will have a further dilutive effect on our current shareholders, meaning that our current shareholders will own a smaller interest in our company.

In summary, if our shareholders approve all of Proposals No. 1A through 1F relating to the Private Placement, and all closing conditions to the Second and Third Closing are satisfied, we expect to issue to the Purchasers pursuant to the Private Placement securities in the following types and amounts (assuming the Purchasers do not elect to receive Series B Non-Voting Common Shares in lieu of Voting Common Shares at the Second Closing):

			Warrant Shares
			(exercisable for
Aggregate	Voting	Series C Non-Voting	Series C Non-Voting
Purchase Price	Common Shares	Common Shares	Common Shares)

$291,640,276	665,529	2,725,637	340,820

Potential Consequences if the Private Placement Proposals are Not Approved

Because there are six separate proposals related to the Private Placement (Proposals No. 1A through 1F), there are several different potential consequences depending on which of Proposals No. 1A through 1F are not approved by our shareholders.

Proposal No. 1A Approved and One or More of Proposals No. 1B through 1F Not Approved

If our shareholders approve the issuance of the additional securities in the Third Closing of the Private Placement under Proposal No. 1A, but do not approve all of the amendments to our bye-laws related to the Private Placement under Proposals No. 1B through 1F, we would be able to consummate the Second and Third Closings, subject to the satisfaction of certain conditions to the Second and Third Closings. However, we would be required to issue additional Non-Voting Preferred Shares to the Purchasers at the Second and Third Closings in place of the Series C Non-Voting Common Shares we would otherwise issue to them. In addition, the existing Non-Voting Preferred Shares issued to the Purchasers at the First Closing would not convert into Series C Non-Voting Common Shares. Likewise, the Warrants would remain exercisable for Non-Voting Preferred Shares instead of becoming exercisable for Series C Non-Voting Common Shares. In this case, there would be an outstanding class of equity that is preferential to our ordinary shares, including having a nominal liquidation preference as described above under “Terms of Non-Voting Preferred Shares — Liquidation Preference.”

We expect that we will have sold to the Purchasers in all three closings a combination of Voting Common Shares, Non-Voting Preferred Shares and Warrants representing a total investment in our company of $291.6 million. Following the Third Closing, we expect that the Purchasers will own approximately 19.9% of our outstanding share capital and will have the right to acquire an additional approximately 2.0% on a fully diluted basis through the exercise of the Warrants, although the Purchasers’ voting interest in us purchased pursuant to the Investment Agreement will be less than 4.9%. In addition, any bye-law amendment that is approved by our shareholders will have the effect described above under “Potential Consequences if All of the Private Placement Proposals are Approved.”

In summary, if our shareholders approve Proposal No. 1A but do not approve all of Proposals No. 1B through 1F, and all closing conditions to the Second and Third Closing are satisfied, we expect to issue to the Purchasers pursuant to the Private Placement securities in the following types and amounts (assuming the Purchasers do not elect to receive Non-Voting Preferred Shares in lieu of Voting Common Shares at the Second Closing):

			Warrant Shares
			(exercisable for
Aggregate	Voting	Non-Voting	Non-Voting
Purchase Price	Common Shares	Preferred Shares	Preferred Shares)

$291,640,276	665,529	2,725,637	340,820

Proposal No. 1A Not Approved and One or More of Proposals No. 1B through 1F Not Approved

If our shareholders do not approve the issuance of the additional securities in the Third Closing of the Private Placement under Proposal No. 1A and do not approve all of the bye-law amendments related to the Private Placement under Proposals No. 1B through 1F, we will be able to consummate the Second Closing, subject to the satisfaction of certain conditions to the Second Closing, but not the Third Closing. At the Second Closing, we would be required to issue additional Non-Voting Preferred Shares to the Purchasers in place of the Series C Non-Voting Common Shares we would otherwise issue to them. In addition, the existing Non-Voting Preferred Shares issued to the Purchasers at the First Closing would not convert into Series C Non-Voting Common Shares. Likewise, the Warrants would remain exercisable for Non-Voting Preferred Shares instead of becoming exercisable for Series C Non-Voting Common Shares. In this case, there would be an outstanding class of equity that is preferential to our Voting Common Shares, including having a nominal liquidation preference as described above under “Terms of Non-Voting Preferred Shares — Liquidation Preference.”

As a result of not being able to hold the Third Closing, we expect that we will have sold to the Purchasers in the First Closing and the Second Closing a combination of Voting Common Shares, Non-Voting Preferred Shares and Warrants representing a total investment in our company of $192.9 million, rather than $291.6 million if the Third Closing were to have occurred. Following the Second Closing, we expect that the Purchasers will own approximately 16.3% of our outstanding share capital on a fully diluted basis (including the right to acquire approximately 2.1% of our outstanding share capital on a fully diluted basis through the exercise of the Warrants), although the Purchasers’ voting interest in us purchased pursuant to the Investment Agreement will be less than 4.9%. In addition, any bye-law amendment that is approved by our shareholders will have the effect described above under “Potential Consequences if All of the Private Placement Proposals are Approved.”

If the Third Closing does not occur, we expect that we will need to seek alternate sources of capital sooner than we otherwise may have had to do in order to fund future acquisitions of insurance and reinsurance companies in runoff and/or portfolios of insurance and reinsurance business in run-off. There is no assurance that we could secure that capital on terms more favorable to our shareholders than those of the Third Closing, if at all. Furthermore, we may have to expend additional time and resources to pursue alternative sources of capital.

In summary, if our shareholders do not approve Proposal No. 1A and do not approve all of Proposals No. 1B through 1F, and all closing conditions to the Second Closing are satisfied, we expect to issue to the Purchasers pursuant to the Private Placement securities in the following types and amounts (assuming the Purchasers do not elect to receive Non-Voting Preferred Shares in lieu of Voting Common Shares at the Second Closing):

			Warrant Shares
			(exercisable for
Aggregate	Voting	Non-Voting	Non-Voting
Purchase Price	Common Shares	Preferred Shares	Preferred Shares)

$192,889,572	665,529	1,577,373	340,820

Proposal No. 1A Not Approved and All of Proposals No. 1B through 1F Approved

If our shareholders do not approve the issuance of the additional securities in the Third Closing of the Private Placement under Proposal No. 1A but approve all of the bye-law amendments related to the Private Placement under Proposals No. 1B through 1F, we will be able to consummate the Second Closing, subject to the satisfaction of certain conditions to the Second Closing, but not the Third Closing. In addition, the Non-Voting Preferred Shares that we issued to the Purchasers in the First Closing, as well as all of the Non-Voting Preferred Shares underlying the Warrants that we issued to the Purchasers in the First Closing, will convert into Non-Voting Common Shares. As a result, we expect that we will have sold to the Purchasers in the First Closing and the Second Closing a combination of Voting Common Shares, Non-Voting Common Shares and Warrants representing a total investment in our company of $192.9 million, rather than $291.6 million if the Third Closing were to have occurred. Following the Second Closing, we expect that the Purchasers will own approximately 16.3% of our outstanding share capital on a fully diluted basis (including the right to acquire approximately 2.1% of our outstanding share capital on a fully diluted basis through the exercise of the Warrants), although the Purchasers’ voting interest in us purchased pursuant to the Investment Agreement will be less than 4.9%. The Warrants will be exercisable for Series C Non-Voting Common Shares. In addition, the various bye-law amendments will have the effects described above under “Consequences if All of the Private Placement Proposals are Approved.”

If the Third Closing does not occur, we expect that we will need to seek alternate sources of capital sooner than we otherwise may have had to do in order to fund future acquisitions of insurance and reinsurance companies in run-off and/or portfolios of insurance and reinsurance business in run-off. There is no assurance that we could secure that capital on terms more favorable to our shareholders than those of the Third Closing, if at all. Furthermore, we may have to expend additional time and resources to pursue alternative sources of capital.

In summary, if our shareholders do not approve Proposal No. 1A but approve all of Proposals No. 1B through 1F, and all closing conditions to the Second Closing are satisfied, we expect to issue to the Purchasers pursuant to the Private Placement securities in the following types and amounts (assuming the Purchasers do not elect to receive Series B Non-Voting Common Shares in lieu of Voting Common Shares at the Second Closing):

			Warrant Shares
			(exercisable for
Aggregate	Voting	Series C Non-Voting	Series C Non-Voting
Purchase Price	Common Shares	Common Shares	Common Shares)

$192,889,572	665,529	1,577,373	340,820

PROPOSAL NO. 1A — ISSUANCE OF ADDITIONAL SECURITIES
IN THE PRIVATE PLACEMENT

Because our ordinary shares are listed on the NASDAQ Global Select Market, we are subject to the NASDAQ Rules. NASDAQ Rule 5635 requires shareholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, that results in a change of control of the issuer under NASDAQ Rule 5635 or the sale, issuance or potential issuance by a company of common shares, or securities convertible into or exercisable for common shares, equal to 20% or more of the common shares or 20% or more of the voting power outstanding before the issuance for less than the greater of book value or market value of the shares.

NASDAQ Rule 5635 applies to the sale and issuance of the additional securities at the Third Closing because:

•	the total number of Voting Common Shares, Non-Voting Preferred Shares or, if applicable, Non-Voting Common Shares, together with the Non-Voting Preferred Shares or, if applicable, Non-Voting Common Shares, issuable upon exercise of the Warrants, will exceed 20% of the number of our Voting Common Shares outstanding immediately prior to the First Closing (based on the number of shares outstanding on April 20, 2011, the day we entered into the Investment Agreement); and

•	the purchase price of the Voting Common Shares, Non-Voting Preferred Shares or, if applicable, Non-Voting Common Shares to be issued at the Third Closing is $86.00 per share, compared to the $101.37 per share closing sale price of our ordinary shares on the NASDAQ Global Select Market on April 20, 2011.

In addition, it may be argued that the issuance of the Voting Common Shares and Non-Voting Preferred Shares or, if applicable, Non-Voting Common Shares at the Third Closing constitutes a change of control under NASDAQ Rule 5635, which would require the approval of our shareholders.

For these reasons, we are seeking to obtain shareholder approval for all purposes under NASDAQ Rule 5635 prior to consummating the Third Closing in which we will sell to the Purchasers 1,148,264 Non-Voting Preferred Shares or Non-Voting Common Shares, as applicable.

Shareholder approval of this Proposal will have no impact on any determination of a change of control other than for purposes of NASDAQ Rule 5635, and the fact that we are seeking shareholder approval of this Proposal should not be deemed an admission that a change of control has occurred for any other purpose.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ISSUANCE OF ADDITIONAL
SECURITIES IN THE THIRD CLOSING OF THE PRIVATE PLACEMENT.

PROPOSAL NO. 1B — AMENDMENT OF BYE-LAWS IN CONNECTION WITH THE PRIVATE PLACEMENT — REALLOCATION OF AUTHORIZED SHARE CAPITAL

Our bye-law 4.1 currently provides that we have three classes of share capital: (i) 100,000,000 ordinary shares, par value $1.00 per share; (ii) 6,000,000 non-voting convertible ordinary shares, par value $1.00 per share; and (iii) 50,000,000 preference shares, par value $1.00 per share. In connection with the Private Placement, we have agreed to ask our shareholders to approve an amendment to this bye-law.

Our Board has approved, and we are asking our shareholders to approve, an amendment to our bye-laws to provide for a sufficient number of non-voting convertible ordinary shares to permit all of the Non-Voting Preferred Shares and Voting Common Shares to be issued in the Private Placement to be converted into Non-Voting Common Shares were that the case. Amended bye-law 4.1 would permit us to issue up to: (i) 90,000,000 ordinary shares, par value $1.00 per share; (ii) 21,000,000 non-voting convertible ordinary shares, par value $1.00 per share; and (iii) 45,000,000 preference shares, par value $1.00 per share.

Bye-law 4.1 as it is proposed to be amended is set forth on Annex A. We urge you to review Annex A before you vote.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF OUR BYE-LAWS RELATING TO THE REALLOCATION OF AUTHORIZED SHARE CAPITAL IN CONNECTION WITH THE PRIVATE PLACEMENT.

PROPOSAL NO. 1C— AMENDMENT OF BYE-LAWS IN CONNECTION WITH THE PRIVATE PLACEMENT — CREATION OF ADDITIONAL SERIES OF NON-VOTING COMMON SHARES

In connection with the Private Placement, our Board has approved, and we have agreed to ask our shareholders to approve, amendments to bye-laws 1.1, 4.2, 4.3 and 15 related to the creation of three additional series of Non-Voting Common Shares. As described above under “The Private Placement,” upon the creation of these series and shareholder approval of certain other amendments to our bye-laws, the Non-Voting Preferred Shares will convert on a share-for-share basis (subject to adjustment in certain circumstances) into Non-Voting Common Shares.

The amendments to bye-law 4.2 would provide that the Purchasers and certain of their affiliates may convert the Voting Common Shares held by them into Series B Non-Voting Common Shares, Series C Non-Voting Common Shares or Series D Non-Voting Common Shares on a one-for-one basis, subject to adjustments for share splits, dividends, recapitalizations, consolidations or similar transactions affecting the Voting Common Shares or the Non-Voting Common Shares.

Bye-law 4.3 is proposed to be amended and restated to set forth the rights of the Series A Non-Voting Common Shares, the Series B Non-Voting Common Shares, the Series C Non-Voting Common Shares and the Series D Non-Voting Common Shares. These rights are detailed above under “The Private Placement — Terms of Non-Voting Common Shares.”

The provision proposed to be added to bye-law 15 states that each holder of the Series C Non-Voting Common Shares or the Series D Non-Voting Common Shares, as the case may be, must consent in writing to any significant adverse change in the rights, preferences, privileges or voting powers of the Series C Non-Voting Common Shares or the Series D Non-Voting Common Shares, as the case may be.

In addition, bye-law 1.1 is proposed to be amended to include definitions relevant to the amendments to bye-laws 4.2, 4.3 and 15.

The proposed amendments to bye-laws 1.1, 4.2, 4.3 and 15 are set forth on Annex B. We urge you to review Annex B before you vote.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF OUR BYE-LAWS RELATING TO THE CREATION OF ADDITIONAL SERIES OF NON-VOTING COMMON SHARES IN CONNECTION WITH THE PRIVATE PLACEMENT.

PROPOSAL NO. 1D — AMENDMENT OF BYE-LAWS IN CONNECTION WITH THE PRIVATE PLACEMENT — U.S. SHAREHOLDER VOTING POWER REDUCTION PROVISION

In connection with the Private Placement, our Board has approved, and we have agreed to ask our shareholders to approve, amendments to bye-laws 1.1 and 4.7 relating to the possible reduction in the voting power of certain of our significant U.S. shareholders.

Our bye-laws provide that the voting rights exercisable by a holder of our Voting Common Shares may be limited. In any situation in which the “controlled shares” (as defined below) of a U.S. Person or the Voting Common Shares held by a Direct Foreign Shareholder Group (as defined below) would constitute 9.5% or more of the votes conferred by the issued Voting Common Shares, the voting rights exercisable by a shareholder with respect to their shares will be limited so that no U.S. Person or Direct Foreign Shareholder Group is deemed to hold 9.5% or more of the voting power of our Voting Common Shares. The votes that could be cast by a shareholder but for these restrictions will be effectively allocated to the other shareholders pro rata based on the voting power held by those shareholders, provided that no allocation of these voting rights may cause a U.S. Person or Direct Foreign Shareholder Group to exceed the 9.5% limitation as a result of the allocation. In addition, our Board may limit a shareholder’s voting rights where it deems it necessary to do so to avoid non-de minimis adverse tax, legal or regulatory consequences. “Controlled shares” includes, among other things, all ordinary shares that a U.S. Person owns directly, indirectly or constructively (within the meaning of Section 958 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”)). A “Direct Foreign Shareholder Group” includes a shareholder or group of commonly controlled shareholders that are not U.S. Persons.

Bye-law 4.7(c) is proposed to be amended to provide:

•	that Series B Non-Voting Common Shares will be treated as Voting Common Shares for purposes of applying the voting limitations set forth in bye-law 4.7(c);

•	that to the extent bye-law 4.7(c) results in any shareholder’s voting power being reduced, that reduction will not result in a corresponding increase in the voting power of the Purchasers; and

•	that if the Non-Voting Common Shares are entitled to vote on any matter under Bermuda law, they will vote on an as converted into Voting Common Shares basis, provided that the Series C and Series D Non-Voting Common Shares shall not represent more than 0.01% of the aggregate voting power of our issued share capital in any vote on a merger or consolidation.

All of these changes are intended to limit the voting power of the Purchasers in certain cases. Because the Series B Non-Voting Shares are convertible into Voting Common Shares at the election of the holder, the Series B Non-Voting Shares need to be treated as Voting Common Shares in order for bye-law 4.7(c) to achieve its purpose, which is to ensure that no U.S. Person or Direct Foreign Shareholder Group controls the right to vote more than 9.5% of our voting capital shares. Likewise, to the extent the bye-law reduces the voting power of any shareholder other than Purchasers, the amendments provide that such reduction cannot have a corresponding increase in the voting power of the Purchasers by virtue of there being fewer shares eligible to vote. Finally, even in certain circumstances where the Non-Voting Common Shares are entitled to vote under Bermuda law, the bye-law amendments limit that voting power for the Series C and Series D Non-Voting Common Shares in the case of a merger or consolidation.

In addition, bye-law 1.1 is proposed to be amended to include definitions relevant to the amendments to bye-law 4.7.

The proposed amendments to bye-laws 1.1 and 4.7 are set forth on Annex C. We urge you to review Annex C before you vote.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF OUR BYE-LAWS RELATING TO THE U.S. SHAREHOLDER VOTING POWER REDUCTION PROVISION IN CONNECTION WITH THE PRIVATE PLACEMENT.

PROPOSAL NO. 1E — AMENDMENT OF BYE-LAWS IN CONNECTION WITH THE PRIVATE PLACEMENT — INDEMNIFICATION AND EXCULPATION OF DIRECTORS AND OFFICERS

In connection with the Private Placement, our Board has approved, and we have agreed to ask our shareholders to approve, amendments to bye-law 1.1 and the addition of new bye-laws 53.3 and 53.4 relating to the indemnification of, and advancement of expenses to, our directors and officers.

Our bye-laws provide that all of our directors and officers will be indemnified and held harmless out of our assets from and against all losses incurred by them in connection with the execution of their duties as directors and officers, except that the indemnity will not extend to any matter in which they are found, in a final judgment or decree not subject to appeal, to have committed fraud or dishonesty. In addition, our bye-laws provide that each shareholder waives any claim, whether individually or on behalf of us, against any director or officer on account of any action taken by the director or officer, or the failure of the director or officer to take any action in the performance of his duties with or for us or any of our subsidiaries, provided that this waiver will not extend to any matter involving fraud or dishonesty of a director or officer.

Proposed bye-law 53.3 clarifies that the indemnification and exculpation rights of our officers and directors under bye-law 53 are not exclusive of any other rights conferred under any statute, other bye-law, shareholder or board resolution, agreement or otherwise. In addition, the rights under bye-law 53 would continue after a person has ceased to be a director or officer.

The terms of the Private Placement allow the Purchasers to designate one representative to our Board (the “Purchaser Director”) following the First Closing. This designation right terminates if (i) the Purchasers cease to beneficially own at least 5% of our outstanding share capital, or (ii) the Second Closing or the Third Closing do not occur by virtue of Purchasers’ breach of the Investment Agreement.

Under proposed bye-law 53.4, even if the Purchaser Director has rights to indemnification, advancement of expenses or insurance provided by the Purchasers or their affiliates, we would be the indemnitor of first resort with respect to any actions, costs, charges, losses, damages or expenses in connection with the Purchaser Director’s performance of his duties as our director. As a result, just as we would indemnify any of our other directors, we would indemnify the Purchaser Director rather than requiring him to first pursue indemnification from other sources. In addition, we would advance the full amount of the Purchaser Director’s expenses and would be responsible for the full amount of any expenses, judgments, penalties, fines or settlement amounts to the extent legally permitted and as required by our bye-laws or any other agreement between us and the Purchaser Director. We also would waive and release the Purchasers and their affiliates from claims against them for any contribution, subrogation or other recovery in respect of the foregoing.

In addition, bye-law 1.1 is proposed to be amended to include definitions relevant to bye-laws 53.3 and 53.4.

Proposed amendments to bye-law 1.1 and new bye-laws 53.3 and 53.4 are set forth on Annex D. We urge you to review Annex D before you vote.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF OUR BYE-LAWS RELATING TO THE INDEMNIFICATION AND EXCULPATION OF DIRECTORS IN CONNECTION WITH THE PRIVATE PLACEMENT.

PROPOSAL NO. 1F — AMENDMENT OF BYE-LAWS IN CONNECTION WITH THE PRIVATE PLACEMENT — CORPORATE OPPORTUNITY PROVISION

In connection with the Private Placement, our Board has approved, and we have agreed to ask our shareholders to approve, amendments to bye-law 1.1 and the addition of new bye-law 53A to address certain of our affairs as they may involve the Purchasers and their affiliates. As aspects of the Purchaser Parties’ businesses are similar to ours, these changes are intended to recognize that the Purchasers and their affiliates are multi-national organizations with financial interests in many businesses and that their investment in us should not create a fiduciary obligation to us that would restrict the operation of the Purchasers’ other businesses in the ordinary course.

Proposed bye-law 53A provides that the Purchasers, their affiliates, and in each case, their directors, officers partners and employees (each a “Purchaser Party”) may (i) engage in the same or similar business activities or lines of business as we do, (ii) do business with any of our clients or customers, and (iii) employ or otherwise engage any of our officers, directors or employees. To the extent permitted under Bermuda law, no Purchaser Party will be liable to us or our shareholders for breach of fiduciary duty as a result of these activities. If a Purchaser Party learns of a potential transaction (other than through serving as a member of our Board) that may be a corporate opportunity for both of us, the Purchasing Party need not tell us about that opportunity and, to the extent permitted under Bermuda law, will not be liable to us or our shareholders for breach of fiduciary duty if it pursues the opportunity for itself, directs the opportunity to another person, or does not present the opportunity to us. For this purpose, corporate opportunities include, for example, business opportunities that we are financially able to undertake that are in our line of business, are advantageous and of interest to us, and as to which a Purchaser Party’s interest may conflict with ours.

Any person acquiring an equity interest in us will be deemed to have notice of and consented to this bye-law. Any amendment or repeal of this bye-law would require the affirmative vote of at least three-quarters of the holders of our outstanding Voting Common Shares until the later of (i) when the Purchasers own less than 5% of our outstanding shares and (ii) when no Purchaser Director serves on our Board.

In addition, bye-law 1.1 is proposed to be amended to add a definition relevant to bye-law 53A.

Proposed amendments to bye-law 1.1 and new bye-law 53A are set forth on Annex E. We urge you to review Annex E before you vote.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF OUR BYE-LAWS
RELATING TO THE CORPORATE OPPORTUNITY PROVISION IN CONNECTION WITH THE PRIVATE PLACEMENT.

CORPORATE GOVERNANCE

Directors

Our Board is divided into three classes designated Class I, Class II and Class III. The term of office for each Class II director expires at this year’s annual general meeting; the term of office for each Class III director expires at our annual general meeting in 2012; and the term of office for each Class I director expires at our annual general meeting in 2013. At each annual general meeting, the successors of the class of directors whose term expires at that meeting will be elected to hold office for a term expiring at the annual general meeting to be held in the third year following the year of their election.

In connection with the merger of one of our wholly owned subsidiaries with The Enstar Group, Inc. on January 31, 2007 (the “Merger”), we completed a recapitalization (also on January 31, 2007). Pursuant to the terms of the agreement governing the recapitalization, each of our current directors, except for Robert J. Campbell, Charles T. Akre, Jr. and Sumit Rajpal, was named a director of the Company. This includes T. Whit Armstrong, who is nominated for election at the Annual General Meeting.

The table below sets forth the names, ages and classes of our directors:

Name	Age	Class

Charles T. Akre, Jr.	68	II
T. Whit Armstrong	64	II
Paul J. Collins	74	III
Dominic F. Silvester	50	III
Robert J. Campbell	62	I
Sumit Rajpal	35	I
Paul J. O’Shea	53	I

The Board believes that all of its directors have demonstrated professional integrity, ability and judgment, as well as leadership and strategic management abilities, and have each performed exceptionally well in their respective time served as directors. A number of our current directors have served as directors of the Company or of The Enstar Group, Inc. for many years, and during this time, we have experienced significant growth and success. Particular attributes that are significant to each individual director’s selection to serve on the Board are described in their biographies below.

Charles T. Akre, Jr. was elected as a director of the Company at the annual general meeting of shareholders in 2009. He is the Managing Member and Chief Executive Officer of Akre Capital Management, LLC, a financial services investment advisory firm that he founded in 1989. Mr. Akre has been in the securities business since 1968 and is the primary person responsible for Akre Capital Management, LLC’s investment advisory services and investment selection. He launched the Akre Focus Fund in August 2009. Prior to managing the Akre Focus Fund, Mr. Akre was the sole portfolio manager of the FBR Focus Fund from its inception in December 1996 through August 2009. Before founding Akre Capital Management, LLC, Mr. Akre held positions as shareholder, director and Chief Executive Officer of Asset Management Division and Director of Research at Johnston, Lemon & Co., a NYSE member firm. Through his many years in the investment advisory business, Mr. Akre brings to our Board his investment expertise, in particular with respect to the insurance industry. His experience founding and managing Akre Capital Management and his knowledge of the financial markets are also very valuable to our Board.

T. Whit Armstrong became a director of the Company on January 31, 2007 in connection with the completion of the Merger. Mr. Armstrong served as a director of The Enstar Group, Inc. from June 1990 through the Merger. Mr. Armstrong was previously the President, Chief Executive Officer and Chairman of the Board for more than five years of The Citizens Bank, Enterprise, Alabama, and its holding company, Enterprise Capital Corporation, Inc. He has a Master’s degree in banking. Mr. Armstrong has also been a director of Alabama Power Company of Birmingham, Alabama for more than 25 years. Mr. Armstrong brings to our Board his financial reporting experience and substantial knowledge regarding the financial services sector and the banking industry in particular. In addition, Mr. Armstrong has many years of experience serving on boards of directors of other institutions.

Paul J. Collins became a director of the Company on January 31, 2007 in connection with the completion of the Merger. Mr. Collins served as a director of The Enstar Group, Inc. from May 2004 through the Merger. In September

2000, Mr. Collins retired as a Vice Chairman and member of the Management Committee of Citigroup Inc. where he served in various executive capacities. From 1985 to 1998, Mr. Collins served as a director of Citicorp and its principal subsidiary, Citibank; from 1988 to 1998, he also served as Vice Chairman of those entities. Mr. Collins currently serves as a trustee of the University of Wisconsin Foundation and the Glyndebourne Arts Trust. He is also a member of the Advisory Board of Welsh, Carson, Anderson & Stowe, a private equity firm. He was previously a director of Kimberly Clark Corporation, Nokia Corporation and BG Group and a member of the supervisory board of Actis Capital LLP. Mr. Collins contributes financial reporting and investment management expertise to our Board as a result of his work with Citicorp and Citibank and his previous experience on the audit committees of several public companies. Mr. Collins also has many years of experience serving as a director of large public companies.

Dominic F. Silvester is currently the Chairman and Chief Executive Officer (“CEO”) of the Company and has served as a director and the CEO of the Company since its formation in 2001. In 1993, Mr. Silvester began a business venture in Bermuda to provide run-off services to the insurance and reinsurance industry. In 1995, the business was assumed by Enstar Limited, which is now a subsidiary of the Company, of which Mr. Silvester was the Chief Executive Officer. From 1988 until 1993, Mr. Silvester served as the Chief Financial Officer of Anchor Underwriting Managers Limited. As a co-founder of the Company and its current Chairman and CEO, Mr. Silvester contributes to the Board his intimate knowledge of the Company and the run-off industry. He is well known in the industry and is primarily responsible for identifying and developing our acquisition opportunities on a worldwide basis. Mr. Silvester has served as CEO of the Company since our inception, demonstrating his proven ability to manage and grow the business.

Robert J. Campbell was appointed to the position of director of the Company in August 2007. Mr. Campbell has been a Partner with the investment advisory firm of Beck, Mack & Oliver, LLC since 1990. Since 1999, Mr. Campbell has also served as a director of Camden National Corporation, a publicly traded company, and as a member of its audit committee and chair of its capital committee. Mr. Campbell brings to the Board an extensive understanding of finance and accounting, which he obtained through 40 years of analyzing financial services companies, as well as his experience on our Board and the board of Camden National Corporation. In addition, Mr. Campbell’s investment management expertise makes him a valuable addition to our Investment Committee, of which he serves as chairman.

Sumit Rajpal was appointed to the Board, effective May 16, 2011, in connection with the first closing under the Investment Agreement. Mr. Rajpal is a managing director of Goldman, Sachs & Co. He joined Goldman, Sachs & Co. in 2000 and became a managing director in 2007. Mr. Rajpal also serves as a director on the boards of USI Holdings Corporation, CSI Entertainment, Alliance Films Holdings Inc., ProSight Specialty Insurance Holdings, SKBHC Holdings, LLC and Dollar General Corporation (where he is an observer on the board). Mr. Rajpal brings to our Board his extensive experience as an investor and director in the global insurance and reinsurance industries and his expertise in corporate finance and compensation arrangements.

Paul J. O’Shea has served as a director, Executive Vice President and Joint Chief Operating Officer of the Company since our formation in 2001. Mr. O’Shea served as a director and Executive Vice President of Enstar Limited, which is now a subsidiary of the Company, from 1995 until 2001. In 1994, Mr. O’Shea joined Dominic F. Silvester and Nicholas A. Packer in their run-off business venture in Bermuda. From 1985 until 1994, he served as the Executive Vice President, Chief Operating Officer and a director of Belvedere Group/Caliban Group. Mr. O’Shea has spent more than 26 years in the insurance and reinsurance industry, including many years in senior management roles, and has been involved in financial management and mergers and acquisitions. He leads the Company’s acquisition process and is instrumental in all aspects of our acquisitions. As a co-founder of the Company, Mr. O’Shea has intimate knowledge and expertise regarding the Company and our industry.

Independence of Directors

Our Board currently consists of seven directors, of which five are non-management directors. The Board determined all of the non-management directors, Messrs. Akre, Armstrong, Campbell, Collins and Rajpal, to be independent as defined by Nasdaq Marketplace Rule 5605(a)(2). The Board made this determination based primarily on a review of the responses of the directors to questions regarding employment and compensation history, family relationships and affiliations, and discussions with the directors. For details about certain relationships and transactions among us and our executive officers and directors, see “Certain Relationships and Related Transactions” beginning on page 35.

Board Leadership Structure

Upon the resignation of John J. Oros as Executive Chairman on August 20, 2010, the Board combined the roles of Chairman and CEO, with Dominic F. Silvester, a member of the Board, now serving as our Chairman and CEO. The Board believes that combining the roles of Chairman and CEO is the most effective corporate governance structure for our Company at this time. Mr. Silvester, who co-founded the Company and who has served as our CEO since our formation in 2001, has the necessary expertise, experience and management skills to lead our Board and Company. The Board believes that combining the roles of Chairman and CEO results in clear and consistent leadership on critical strategic objectives and allows the Company to present its vision and strategy in a unified voice.

The Board believes that the Company’s corporate governance structure appropriately satisfies the need for objectivity, and includes several effective oversight means, including: (i) the Board is comprised of a majority of independent directors; (ii) following regularly scheduled Board meetings, the independent directors meet in executive session without the Chairman and CEO and the Executive Vice President present to review, among other things, the performance of these executive officers; and (iii) various committees of the Board perform oversight functions independent of management, such as overseeing the integrity and quality of the Company’s financial statements, overseeing risk assessment and management and establishing senior executive compensation, and these committees are comprised only of independent directors. Accordingly, the Board believes that separating the roles of Chairman and CEO and requiring that the Chairman be a non-management director would not provide meaningful benefits beyond those already achieved by our existing governance structure.

The Board has not designated a “lead independent director” as it is satisfied with the current board leadership structure at this time. The Audit Committee and Compensation Committee are both comprised solely of independent directors and are both chaired by a different director, thus providing various directors with leadership opportunities and promoting the potential for differing perspectives and styles in key areas of governance. Two of the four members of the Investment Committee are independent directors and an independent director also serves as its chairman. In addition, the independent directors collectively perform the nominating function for the Board. Based on the corporate governance and committee structure currently in place, the Board has determined that each independent director plays an equally important role and that designating one as the “lead independent director” would serve no additional benefit beyond that already achieved by our existing governance structure.

The Board recognizes, however, that no single leadership model is right for all companies at all times and that, depending on the circumstances in the future, other leadership models might be appropriate for us.

Board Committees

Our Board currently maintains an Audit Committee, a Compensation Committee and an Investment Committee. Current copies of the charter for each of these committees are available on our website at http://www.enstargroup.com/corporate-governance. In addition, any shareholder may receive copies of these documents in print, without charge, by contacting Investor Relations at P.O. Box HM 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton, HM JX, Bermuda.

Audit Committee.  The Audit Committee is comprised of Messrs. Akre, Armstrong, Campbell and Collins, with Mr. Campbell serving as Chairman. The Audit Committee met five times during the year ended December 31, 2010. This committee has general responsibility for the oversight of the quality and integrity of our financial statements, the qualifications and independence of our independent auditor, the performance of our internal audit function and independent auditor, and our compliance with legal and regulatory requirements. The committee appoints, retains and approves the compensation for our independent auditors, pre-approves fees and services of the independent auditors and reviews the scope and results of their audit. The Audit Committee periodically reviews and discusses with management our Company’s guidelines and policies with respect to the process by which we undertake risk assessment and risk management, including discussion of our major financial risk exposures and the steps management has taken and is taking to monitor and control such exposures. Each member of the Audit

Committee is a non-management director and is independent as defined in Nasdaq Marketplace Rule 5605(a)(2) and under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board has determined that each of Messrs. Collins and Campbell, who are independent directors, qualifies as an audit committee financial expert pursuant to the definition set forth in Item 407(d)(5)(ii) of Regulation S-K, as adopted by the SEC. The Audit Committee operates under a written charter that has been approved by our Board. The charter is reviewed annually by the Audit Committee, which recommends any proposed changes to our Board.

Compensation Committee.  The Compensation Committee is comprised of Messrs. Akre, Armstrong, Campbell and Collins, with Mr. Akre serving as Chairman. The Compensation Committee met three times during the year ended December 31, 2010. The Compensation Committee has general responsibility for the compensation of our executive officers. The committee establishes our general compensation philosophy and oversees the development and implementation of our compensation programs. The committee also periodically reviews the compensation of our directors and makes recommendations to our Board with respect thereto. Each member of the Compensation Committee is a non-management director and is independent as defined in Nasdaq Marketplace Rule 5605(a)(2). The Compensation Committee operates under a written charter that has been approved by our Board. The charter is reviewed annually by the Compensation Committee, which recommends any proposed changes to our Board. Additional information on the Compensation Committee and the role of management in setting compensation is provided below in “Executive Compensation — Compensation Discussion and Analysis” beginning on page 38.

Compensation Committee Interlocks and Insider Participation.  No member of the Compensation Committee is or was during 2010 an employee, or is or ever has been an officer, of the Company. During the year ended December 31, 2010, no executive officer served as a member of the compensation committee or as a director of another entity having an executive officer serving on our Compensation Committee or as one of our directors.

Investment Committee.  The Investment Committee of our Company is comprised of Messrs. Akre and Campbell and Richard J. Harris, who is our Chief Financial Officer (“CFO”). Mr. Campbell serves as Chairman. The Investment Committee met four times during the year ended December 31, 2010 in conjunction with our regularly scheduled Board meetings. The committee has general responsibility for supervising our investment activity. The committee regularly monitors our overall investment results, which it ultimately reports to our Board, and is responsible for developing and reviewing our investment guidelines and overseeing compliance with such guidelines. The committee operates under a written charter that has been approved by our Board. The charter is reviewed annually by the Investment Committee, which recommends any proposed changes to our Board.

Board Oversight of Risk Management

The Board has an active role, as a whole and also at the committee level, in overseeing management of risks facing our Company. The Board regularly reviews information regarding our operations, credit, liquidity and investments and the risks associated with each. The Audit Committee, pursuant to its charter, periodically reviews and discusses with management our Company’s guidelines and policies with respect to the process by which we undertake risk assessment and risk management, including discussion of our major financial risk exposures and the steps management has taken and is taking to monitor and control such exposures. Members of senior management have day-to-day responsibility for risk management and establishing risk management practices. Senior management reports directly to the Audit Committee with respect to matters within its responsibility, and reports all other risk-related matters directly to the full Board.

The Compensation Committee considers any risks that relate to executive compensation, as discussed in “Executive Compensation — Compensation Discussion and Analysis — Principal Elements of Executive Compensation — Annual Incentive Compensation.”

The Company’s Investment Committee is responsible for developing and reviewing our investment guidelines and overseeing compliance with such guidelines. The Investment Committee typically meets each quarter and reports risk-related matters directly to the full Board.

Board and Committee Meetings; Annual Meeting Attendance

We expect our directors to attend all meetings of our Board, all meetings of all committees of the Board on which they serve and each annual general meeting of shareholders, absent exigent circumstances. Our Board met a total of five times during the year ended December 31, 2010, including four regularly scheduled meetings and one special meeting called in connection with reviewing time-sensitive matters. In 2010, all incumbent directors, except for Messrs. Akre and Collins, attended at least 75% of the meetings of the Board (held during the period for which he has been a director) and the committees of the Board on which the director served (held during the period that he served). All directors then serving attended the 2010 annual general meeting of shareholders. In addition, in 2010, our independent directors met each quarter in executive sessions without management.

Director Nominations, Qualifications and Recommendations

We do not have a nominating committee, although we do have a formal nominations process. The Board believes that it is appropriate for the independent directors, rather than a separate committee comprised of most or all of our independent directors, to recommend director candidates. Nasdaq Marketplace Rule 5605(e)(1) requires director nominees to be selected, or recommended to the Board for selection, either by (i) a majority of the independent directors in a vote in which only independent directors participate or (ii) a nominations committee comprised solely of independent directors. In November 2006, the Board adopted a resolution in accordance with these requirements regarding the nomination of directors. Pursuant to that resolution, the independent directors will conduct the director nomination process each year in connection with our annual general meeting of shareholders.

When identifying and reviewing director nominees, the independent directors consider the nominees’ personal and professional integrity, ability and judgment, as well as other factors deemed appropriate by the independent directors. For incumbent directors, the independent directors review each director’s overall service to the Company during the director’s term, including the number of meetings attended, level of participation and quality of performance. The independent directors considered and nominated the candidates proposed for election as directors at the Annual General Meeting, with the Board unanimously agreeing on all actions taken in this regard.

While we do not have a formal diversity policy for selection of directors, the Company seeks to identify candidates who represent a mix of backgrounds and experiences that will improve the Board’s ability, as a whole, to serve the needs of our Company and the interests of our shareholders. We consider diversity broadly to include differences of professional experience, individual attributes and skill sets, perspective, knowledge and expertise in substantive matters pertaining to our business and industry. Given the complex nature of our business and the insurance and reinsurance industry, we seek to include directors whose experiences, although varying and diverse, are also complementary to and demonstrate a familiarity with the substantive matters necessary to lead the Company and navigate the run-off business.

Shareholders may recommend candidates to serve as directors by submitting a written notice to the Board at Enstar Group Limited, P.O. Box 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton, HM JX, Bermuda. Shareholder recommendations must be accompanied by sufficient information to assess the candidate’s qualifications and contain the candidate’s consent to serve as director if elected. Shareholder nominees will be evaluated by the independent directors in the same manner as nominees selected by the independent directors.

DIRECTOR COMPENSATION

Directors who are employees of the Company receive no fees for their services as directors. The non-employee directors receive the following: (i) a quarterly retainer fee of $15,000; (ii) a fee of $3,500 for each Board meeting attended other than a telephonic Board meeting; (iii) a fee of $1,500 for each Audit Committee meeting attended by a committee member; (iv) a fee of $1,250 for each Compensation Committee meeting attended by a committee member; (v) a fee of $1,250 for each Investment Committee meeting attended by a committee member; (vi) for the Audit Committee chairman, a quarterly retainer fee of $2,500; (vii) for the Compensation Committee chairman, a quarterly retainer fee of $1,250; (viii) for the Investment Committee chairman, a quarterly retainer fee of $1,250; and (ix) a fee of $1,000 for each telephonic Board meeting.

On June 11, 2007, the Compensation Committee approved the Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors (the “Deferred Compensation Plan”), which became effective immediately. The Deferred Compensation Plan provides each non-employee director with the opportunity to elect (i) to receive all or a portion of his or her compensation for services as a director in the form of our ordinary shares instead of cash and (ii) to defer receipt of all or a portion of such compensation until retirement or termination. Non-employee directors electing to receive compensation in the form of ordinary shares receive whole ordinary shares (with any fractional shares payable in cash) as of the date compensation would otherwise have been payable. Non-employee directors electing to defer compensation have such compensation converted into share units payable as a lump sum distribution after the director’s “separation from service” as defined under Section 409A of the Internal Revenue Code. The lump sum share unit distribution will be made in the form of ordinary shares, with fractional shares paid in cash.

The following table summarizes the compensation of our non-employee directors who served in 2010.

			Option	All Other
	Fees Earned or Paid in	Stock	Awards	Compensation
Name	Cash ($)(1)(2)	Awards ($)(3)(4)	($)(5)	($)	Total ($)

Charles T. Akre, Jr.	$82,750	—	—	—	$82,750
T. Whit Armstrong	$88,750	—	—	—	$88,750
Robert J. Campbell	$106,500	—	—	—	$106,500
Paul J. Collins	$78,500	—	—	—	$78,500
Gregory L. Curl(6)	$58,500	—	—	—	$58,500
J. Christopher Flowers(7)	$75,250	—	—	—	$75,250

(1)	This table reflects fees earned for the 2010 fiscal year.

(2)	The following directors elected to defer all or a portion of their fees in the form of share units pursuant to the Deferred Compensation Plan:

	Amount of Fees	Number of Share
Name of Participating Director	Deferred in 2010	Units for 2010

Charles T. Akre, Jr.	$82,750	1,160
T. Whit Armstrong	$88,750	1,243
Robert J. Campbell	$106,500	1,503
Paul J. Collins	$78,500	1,121
Gregory L. Curl	$29,250	423	(A)
J. Christopher Flowers	$75,250	1,064

(A)	Mr. Curl’s share units converted into ordinary shares that were distributed September 10, 2010 following his resignation as a director.

(3)	In connection with the Merger, the following directors received restricted share units (“RSUs”) of the Company in exchange for Restricted Stock Units of The Enstar Group, Inc. The Restricted Stock Units were issued under The Enstar Group, Inc. Deferred Compensation and Stock Plan for Non-Employee Directors, as amended and restated (the “EGI Plan”). The RSUs may be settled in a lump sum distribution or in quarterly or annual installment payments over a period not to exceed 10 years beginning as of the first business day of any calendar year after the termination of the director’s services on our Board. As of December 31, 2010, the directors listed below held the following number of RSUs:

Name of Director	RSUs Outstanding

T. Whit Armstrong	14,922
Paul J. Collins	1,304
J. Christopher Flowers	4,515

(4)	In connection with the Merger, the directors listed below received deferred units in exchange for deferred units accrued under the EGI Plan. Each deferred unit is the economic equivalent of one ordinary share. The deferred units will be settled in a lump sum distribution of cash on the first business day of the first quarter after the termination of the director’s services on our Board. As of December 31, 2010, the directors listed below held the following number of deferred units:

Name of Director	Deferred Units Outstanding

T. Whit Armstrong	737.804
Paul J. Collins	299.205
J. Christopher Flowers	371.200

(5)	In connection with the Merger, Mr. Collins received options to purchase our ordinary shares in the aggregate amount of 4,903 in exchange for the options he held prior to the Merger to purchase shares of The Enstar Group, Inc.’s common stock. As of December 31, 2010, those remain outstanding.

(6)	Mr. Curl resigned from the Board on August 19, 2010.

(7)	Mr. Flowers resigned from the Board on May 6, 2011.

Code of Ethics/Code of Conduct

We have adopted a Code of Ethics that applies to all of our senior executive and financial officers, and a Code of Conduct that applies to all of our directors and employees, including all senior executive and financial officers covered by the Code of Ethics. Copies of our Code of Ethics and Code of Conduct are available on our website at http://www.enstargroup.com/corporate-governance. In addition, any shareholder may receive copies of these documents in print, without charge, by contacting Investor Relations at Enstar Group Limited, P.O. Box 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton HM JX, Bermuda. We intend to post any amendments to our Code of Ethics or Code of Conduct on our website. In addition, we intend to disclose any waiver of a provision of the Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, as well as any waiver of a provision of the Code of Conduct that applies to our senior executives and financial officers, by posting such information on our website or by filing a Form 8-K with the SEC within the prescribed time period.

Shareholder Communications with the Board

Shareholders and other interested parties may send communications to our Board by sending written notice to our CFO at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton, HM JX, Bermuda. The notice may specify whether the communication is directed to the entire Board, to the independent directors, or to a particular Board committee or individual director. Our CFO will handle routine inquiries and requests for information. If our CFO determines the communication is made for a valid purpose and is relevant to the Company and its business, our CFO will forward the communication to the entire Board, to the independent directors, to the appropriate committee chairman or to the individual director as the notice was originally addressed. At each meeting of our Board, our CFO will present a summary of all communications received since the last meeting that were not forwarded and will make those communications available to the directors on request.

EXECUTIVE OFFICERS

The table below sets forth certain information concerning our executive officers:

Name	Age	Position(s)

Dominic F. Silvester(1)	50	Chairman and Chief Executive Officer
Paul J. O’Shea(1)	53	Executive Vice President, Joint Chief Operating Officer and Director
Nicholas A. Packer	48	Executive Vice President and Joint Chief Operating Officer
Richard J. Harris	49	Chief Financial Officer

(1)	Biography available above under “Corporate Governance — Directors.”

Nicholas A. Packer has served as Executive Vice President and the Joint Chief Operating Officer of the Company since our formation in 2001. He served as a director of the Company from January 2007 to August 2007, when he resigned from that position. From 1996 to 2001, Mr. Packer was Chief Operating Officer of Enstar (EU) Limited, a wholly owned subsidiary of Enstar Limited, which is now a subsidiary of the Company. Mr. Packer served as Enstar Limited’s Chief Operating Officer from 1995 until 1996. From 1993 to 1995, Mr. Packer joined Mr. Silvester in forming a run-off business venture in Bermuda. Mr. Packer served as Vice President of Anchor Underwriting Managers Limited from 1991 until 1993. Prior to joining Anchor, he was a joint deputy underwriter at CH Bohling & Others, an affiliate of Lloyd’s of London.

Richard J. Harris has served as the CFO of the Company since May 2003. From 2000 until April 2003, Mr. Harris served as Managing Director of RiverStone Holdings Limited & Subsidiary Companies, the European run-off operations of Fairfax Financial Holdings Limited. Previously, he served as the Chief Financial Officer of Sphere Drake Group.

PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

The following table sets forth information as of April 15, 2011 (unless otherwise provided herein) regarding beneficial ownership of our ordinary shares by each of the following, in each case based on information provided to us by these individuals:

•	each person or group known to us to be the beneficial owner of more than 5% of our ordinary shares;

•	each of our directors and director nominees;

•	each of the individuals named in the Summary Compensation Table; and

•	all of our current directors and executive officers as a group.

Unless otherwise indicated, each person has sole voting and dispositive power with respect to all shares shown as beneficially owned by them.

		Number of Shares	Percent of
Name of Beneficial Owner	Number of Shares	Subject to Option	Class(1)

Dominic F. Silvester(2)	1,553,896	0	11.80%
J. Christopher Flowers(3)	1,478,394	0	11.22%
Beck, Mack & Oliver LLC(4)	1,172,387	0	8.90%
Advisory Research, Inc.(5)	899,795	0	6.83%
Paul J. O’Shea(6)	507,904	0	3.86%
Nicholas A. Packer(7)	472,970	0	3.59%
John J. Oros(8)	317,719	98,075	3.13%
Charles T. Akre, Jr.(9)	320,714	0	2.44%
Robert J. Campbell(10)	173,122	0	1.31%
Richard J. Harris(11)	123,130	0	*
T. Whit Armstrong(12)	45,487	0	*
Paul J. Collins(13)	30,192	4,903	*
Sumit Rajpal(14)	0	0	*
All Current Executive Officers and Directors as a group (9 Persons)(15)	3,227,415	4,903	24.48%

*	Less than 1%

(1)	Our bye-laws reduce the total voting power of any U.S. shareholder or direct foreign shareholder group owning 9.5% or more of our ordinary shares to less than 9.5% of the voting power of all of our shares.

(2)	Includes 490,732 ordinary shares held directly by Mr. Silvester (of which 110,239 have been pledged to secure a loan) and 1,063,164 ordinary shares held by the Right Trust (which have been pledged to secure a loan). Mr. Silvester and his immediate family are the sole beneficiaries of the Right Trust. The trustee of the Right Trust is R&H Trust Co. (BVI) Ltd. (“RHTCBV”), a British Virgin Islands Company, whose registered office is Woodbourne Hall, P.O. Box 3162, Road Town, Tortola, British Virgin Islands. Mr. Silvester’s address is c/o Enstar Group Limited, P.O. Box 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton HM JX, Bermuda.

(3)	Mr. Flowers was a director of the Company from November 2001 until his resignation from the Board on May 6, 2011. Mr. Flowers served as a director of The Enstar Group, Inc. from October 1996 through the Merger, including serving as Vice Chairman of the Board of Directors of the Enstar Group, Inc. from December 1998 through July 2003. The number of shares listed in the table above includes (a) 1,184,555 ordinary shares held directly (which have been pledged to secure a line of credit), (b) 3,610 shares issuable pursuant to the Deferred Compensation Plan and (c) 4,515 restricted share units. In addition, Mr. Flowers exercises investment discretion over 285,714 shares through: (a) JCF Associates II Ltd., of which he is the sole director and which is the ultimate general partner of JCF II AIV E L.P., J.C. Flowers II-A L.P. and J.C. Flowers II-B L.P. (together, the “Main Fund Vehicles”) and (b) FSO GP Ltd., of which he is the sole director and which is the ultimate general partner of Financial Service Opportunities L.P. (together with the Main Fund Vehicles, the “Funds”). The general partner of each of the Funds must act in good faith in the interests of all the partners. In the case of JCF Associates II Ltd. and FSO GP Ltd., the casting of all votes for the election of board members of each foreign corporation in which the Main Fund Vehicles hold an interest (such as us and our non-U.S. subsidiaries) will be decided by majority vote of Mr. Flowers and the ten other owners of interests in JCF Associates II Ltd. Mr. Flowers disclaims beneficial ownership of the shares held by the Funds except to the extent of any pecuniary interest therein. This disclosure shall not be construed as an admission that Mr. Flowers is the beneficial owner of the Funds’ shares for any reason. The principal address for Mr. Flowers is 717 Fifth Ave., 26th floor, New York, NY 10022.

(4)	Based on information provided in a Schedule 13G filed by Beck, Mack & Oliver LLC (“Beck Mack”), a registered investment adviser under Section 203 of the Investment Advisers Act of 1940, on January 26, 2011. The ordinary shares beneficially owned by Beck Mack are owned by investment advisory clients of Beck Mack. These clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities. No one of these clients owns more than 5% of such class of securities. As of December 31, 2010, Beck Mack had shared dispositive power with respect to all of the shares and sole voting power with respect to 1,089,023 shares. The principal address for Beck Mack is 360 Madison Avenue, New York, NY 10017. Robert J. Campbell, one of our directors, is a Partner at Beck Mack. Beck Mack disclaims beneficial ownership of the ordinary shares of the Company that are, or may be deemed to be, beneficially owned by Mr. Campbell.

(5)	Based on information provided in a Schedule 13G jointly filed by Piper Jaffray Companies (“PJC”) and Advisory Research, Inc. (“ARI”) on February 15, 2011, reflecting shares beneficially owned by ARI, which is a wholly-owned subsidiary of PJC, and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. ARI beneficially owns the shares as a result of acting as investment adviser to various clients. These clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares held in their respective accounts. No one of these clients is known to own more than 5% of such class of securities. As of December 31, 2010, PJC and ARI had sole dispositive power and sole voting power with respect to all of the shares. However, PJC disclaims beneficial ownership of such shares. The principal address for PJC is 800 Nicollet Mall Suite 800, Minneapolis, MN 55402 and the principal address for ARI is 180 N. Stetson, Chicago, IL 60601.

(6)	Includes 31,629 ordinary shares held directly by Mr. O’Shea and 476,275 ordinary shares held by the Elbow Trust. Mr. O’Shea and his immediate family are the sole beneficiaries of the Elbow Trust. The trustee of the Elbow Trust is RHTCBV.

(7)	Includes 16,695 ordinary shares held directly by Mr. Packer and 456,275 ordinary shares held by Hove Investments Holding Limited, a British Virgin Islands company. The Hove Trust owns all of the equity interests of Hove Investments Holding Limited. Mr. Packer and his immediate family are the sole beneficiaries of the Hove Trust. The trustee of the Hove Trust is RHTCBV.

(8)	Includes 117,719 ordinary shares held directly by Mr. Oros and 200,000 ordinary shares indirectly owned by Mr. Oros through Brittany Ridge Investment Partners, L.P.

(9)	Includes (a) 3,000 ordinary shares held directly by Mr. Akre that are pledged in a brokerage margin account, (b) 2,350 ordinary shares held in an IRA, (c) 2,364 shares issuable pursuant to the Deferred Compensation Plan, and (d) 313,000 ordinary shares held indirectly through several investment funds of which Akre Capital Management, LLC serves as the general partner, managing member or investment adviser. Mr. Akre, who is the managing member of Akre Capital Management, LLC, disclaims beneficial ownership of the ordinary shares that are, or may be deemed to be, beneficially owned by the investment funds except to the extent of any pecuniary interest therein. Excludes 143,518 ordinary shares beneficially owned by investment advisory clients of Akre Capital Management, LLC for which Mr. Akre disclaims beneficial ownership except to the extent of any pecuniary interest therein.

(10)	Includes (a) 51,645 ordinary shares held directly by Mr. Campbell, (b) 41,000 ordinary shares held by a self-directed pension plan, (c) 32,300 ordinary shares owned by Mr. Campbell’s spouse and pledged in a brokerage margin account, (d) 25,050 ordinary shares owned by Osprey Partners, (e) 12,600 ordinary shares owned by Mr. Campbell’s children, (f) 3,000 ordinary shares owned by the Robert J. Campbell Family Trust, (g) 2,500 ordinary shares owned by the F.W. Spellissy Trust, (h) 500 ordinary shares owned by the Amy S. Campbell Family Trust and (i) 4,527 ordinary shares issuable pursuant to the Deferred Compensation Plan. Mr. Campbell disclaims beneficial ownership of the ordinary shares that are, or may be deemed to be, beneficially owned by Beck Mack.

(11)	Includes 50,000 restricted shares granted in February 2011.

(12)	Includes (a) 26,281 ordinary shares held directly, (b) 4,284 shares issuable pursuant to the Deferred Compensation Plan and (c) 14,922 restricted share units. Of the shares beneficially owned by Mr. Armstrong, 19,000 shares are pledged to secure a line of credit.

(13)	Includes (a) 25,062 ordinary shares held in trust, (b) 3,826 shares issuable pursuant to the Deferred Compensation Plan, and (c) 1,304 restricted share units.

(14)	Mr. Rajpal was appointed to the Board, effective May 16, 2011, in connection with the first closing under the Investment Agreement. Mr. Rajpal is a managing director of Goldman, Sachs & Co. (“Goldman Sachs”). Mr. Rajpal disclaims beneficial ownership of the shares that relate to and are described in this footnote (except to the extent of his pecuniary interest therein, if any) and does not otherwise beneficially own any of our ordinary shares. On April 20, 2011, in connection with the first closing under the Investment Agreement, the Purchasers acquired 531,345 ordinary shares in the aggregate, or approximately 3.9% of our then outstanding ordinary shares. Such shares may be deemed to be beneficially owned by Goldman Sachs, a broker or dealer registered under Section 15 of the Exchange Act and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. Please see the statement on Schedule 13D filed on April 29, 2011 by Goldman Sachs, the Purchasers and certain of their affiliates for a description of other of our ordinary shares that could be argued to be beneficially owned by Goldman Sachs, the Purchasers or their affiliates under certain theories. The general partner, managing general partner or other manager of each of the Purchasers is an affiliate of The Goldman Sachs Group, Inc. (“GS Group”). Goldman Sachs is a direct and indirect wholly-owned subsidiary of GS Group. Goldman Sachs is the investment manager of certain of the Purchasers. In accordance with SEC Release No. 34-39538 (January 12, 1998) (the “Release”), this proxy statement reflects the securities beneficially owned by certain operating units (collectively, the “Goldman Sachs Reporting Units”) of GS Group and its subsidiaries and affiliates. This filing does not reflect securities, if any, beneficially owned by any operating units of GS Group whose ownership of securities is disaggregated from that of the Goldman Sachs Reporting Units in accordance with the Release. The Goldman Sachs Reporting Units disclaim beneficial ownership of the securities beneficially owned by (i) any client accounts with respect to which the Goldman Sachs Reporting Units or their employees have voting or investment discretion, or both, and (ii) certain investment entities of which the Goldman Sachs Reporting Units act as the general partner, managing general partner or other manager, to the extent interests in such entities are held by persons other than the Goldman Sachs Reporting Units. The address of each of the persons mentioned in this paragraph is 200 West Street, New York, New York 10282.

(15)	See footnotes 2, 6, 7 and 9 through 14.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities to file with the SEC and The Nasdaq Stock Market, LLC reports on Forms 3, 4 and 5 concerning their ownership of ordinary shares and other equity securities of the Company. Under SEC rules, we must be furnished with copies of these reports.

Based solely on our review of the copies of such forms received by us and written representations from our executive officers and directors, we believe that, during the fiscal year ended December 31, 2010, all filing requirements applicable to our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities under Section 16(a) were complied with on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related-Party Transaction Procedures

From time to time, we participate in transactions in which one or more of our directors or executive officers has an interest. In particular, we have invested, and may continue to invest, in or with entities that are affiliates of or otherwise related to Mr. Flowers, formerly a member of our Board. Each transaction involving the Company and an affiliate entered into during 2010 was approved by the non-interested members of the Board.

Our Board has adopted a Code of Conduct, effective as of January 31, 2007. Our Code of Conduct states that our directors, officers and employees must avoid engaging in any activity, such as related-party transactions, that might create a conflict of interest or a perception of a conflict of interest. These individuals are required to raise for consideration any proposed or actual transaction that they believe may create a conflict of interest. We expect that members of our Audit Committee will review and discuss any related-party transaction proposed to be entered into by the Company. In addition, on an annual basis, each director and executive officer completes a Directors’ and Officers’ Questionnaire that requires disclosure of any transactions with the Company in which he, or any member of his immediate family, has a direct or indirect material interest.

Transactions Involving J. Christopher Flowers and Affiliated Entities

We and certain of our subsidiaries have entered into transactions with companies and partnerships that are affiliated with Messrs. Flowers and/or Oros, including J.C. Flowers II L.P. (“Fund II”) and J.C. Flowers III L.P. (“Fund III”). These transactions are described below. Fund II and Fund III are private investment funds advised by J.C. Flowers & Co. LLC (“JCF & Co.”). Mr. Flowers is the founder, Chairman and Chief Executive Officer of JCF & Co. Mr. Oros is a Managing Director of JCF & Co. and split his time between JCF & Co. and the Company until his resignation from the Company on August 20, 2010.

Investments in the Flowers Funds and Entities Affiliated with J. Christopher Flowers and John J. Oros

As of December 31, 2010, excluding our investment in Varadero International Ltd. (“Varadero”) discussed below, we had investments in entities affiliated with Messrs. Flowers and/or Oros with a total value of $96.1 million. No fees or other compensation will be payable by us to Messrs. Flowers or Oros, or their affiliates, in connection with any of the investments described below.

We have committed to invest up to $100.0 million in Fund II. As of the record date, our remaining outstanding commitment to Fund II was approximately $2.9 million. We received management fees in the amount of $0.3 million for advisory services provided to Fund II for the year ended December 31, 2010.

We have also committed to invest up to $100.0 million in Fund III. As of the record date, our remaining outstanding commitment to Fund III was approximately $77.8 million.

For the year ended December 31, 2010, we had an investment in New NIB Partners LP (“New NIB”) of $23.5 million. Mr. Flowers is a director of New NIB and certain affiliates of J.C. Flowers I L.P. (“Fund I”), a fund formed and managed by JCF & Co., participated in the acquisition of a subsidiary of New NIB. For the year ended December 31, 2010, we also had an investment in Affirmative Investment LLC (“Affirmative”) of $1.4 million. We own a 7% non-voting membership interest in Affirmative and Fund I owns the remaining 93% interest.

We also have an investment of $4.0 million in Flowers Sego-Carrus Holdings, LLC, a joint venture between the Company, an unaffiliated third party and Flowers National Bank, an entity owned by Mr. Flowers. Additionally, we have invested approximately $8.7 million in JCF III Co-invest I L.P., an entity affiliated with JCF & Co.

We have also committed to invest $20.0 million in Varadero, a hedge fund. The investment manager of Varadero is Varadero Capital, L.P., of which Varadero GP, LLC is the general partner. As at December 31, 2010, we had funded 100% of our capital commitment. Both the investment manager and general partner are partially owned by an entity affiliated with us and Messrs. Flowers and Oros.

We have also entered into a participation agreement for $1.0 million with Flowers National Bank, an entity owned by Mr. Flowers.

From time to time, certain of our directors and executive officers have made, and may continue to make, significant personal commitments and investments in entities that are affiliates of or otherwise related to Mr. Flowers and/or Mr. Oros and in which we also have commitments or investments.

Transactions

In December 2007, we, in conjunction with JCF FPK I L.P. (“JCF FPK”), and a newly-hired executive management team, formed U.K.-based Shelbourne Group Limited (“Shelbourne”) to invest in Reinsurance to Close (“RITC”) transactions (the transferring of liabilities from one Lloyd’s Syndicate to another) with Lloyd’s of London insurance and reinsurance syndicates in run-off. We own approximately 56.8% of Shelbourne, which in turn owns 100% of Shelbourne Syndicate Services Limited, the Managing Agency for Lloyd’s Syndicate 2008, a syndicate approved by Lloyd’s of London in December 2007 to undertake RITC transactions with Lloyd’s syndicates in run-off. JCF FPK is a joint investment program between Fund II and Fox-Pitt Kelton Cochran Caronia Waller (USA) LLC (“FPK”). An affiliate of Fund II controlled approximately 41% of FPK until its sale of FPK in December 2009.

Lloyd’s Syndicate 2008 has, to date, entered into ten RITC agreements with Lloyd’s syndicates. In February 2008, Lloyd’s Syndicate 2008 entered into RITC agreements with four Lloyd’s Syndicates with total gross insurance reserves of approximately $471.2 million. In February 2009, Lloyd’s Syndicate 2008 entered into a RITC agreement with a Lloyd’s syndicate with total gross insurance reserves of approximately $67.0 million. During 2010, Lloyd’s Syndicate 2008 entered into RITC agreements with three Lloyd’s syndicates with total gross insurance reserves of approximately $192.6 million. In February 2011, Lloyd’s Syndicate 2008 entered into RITC agreements with two Lloyd’s syndicates with total gross insurance reserves of approximately $129.6 million.

The capital commitment to Lloyd’s Syndicate 2008 as of the record date amounted to £80.1 million (approximately $125.1 million) and was financed by approximately £47.4 million (approximately $74.0 million) from available cash on hand; £19.0 million (approximately $29.7 million) from a letter of credit issued by a London-based bank that has been secured by a parental guarantee from us; approximately £5.2 million (approximately $8.1 million) from Fund II (acting in its own capacity and not through JCF FPK) by way of non-voting equity participation; and approximately £8.5 million (approximately $13.3 million) from JCF FPK.

Other Agreements with Directors and Executive Officers

On January 31, 2007, in connection with the Merger, we entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with certain of our shareholders identified as signatories thereto. The Registration Rights Agreement provides that, after the expiration of one year from the date of the agreement, either of Mr. Flowers and Mr. Silvester, each referred to as a requesting holder, may require that we effect the registration under the Securities Act of all or any part of such holder’s registrable securities. Messrs. Flowers and Silvester are each entitled to make two requests.

Upon resignation from our Board on August 19, 2010, Gregory L. Curl was entitled to receive distribution of all amounts previously accrued under the Deferred Compensation Plan and the EGI Plan. In accordance with the terms of these plans, on September 10, 2010, Mr. Curl received 2,989 of the Company’s ordinary shares (with an aggregate value of $212,278.78, based on the closing price of our ordinary shares of $71.02 on the distribution date). Mr. Curl also received $11,684.29 resulting from a distribution of 164.098 deferred units payable only in cash under the terms of the EGI Plan and consideration in respect of fractional shares under the plans also payable only in cash. All amounts distributed represented compensation that had previously been deferred by Mr. Curl.

In connection with Mr. Oros’s resignation on August 20, 2010, the Company, our wholly-owned subsidiary, Enstar (US) Inc. (“Enstar U.S.”) and Mr. Oros entered into a Separation Agreement and General Release (the “Separation Agreement”), which became effective on August 28, 2010. Pursuant to the Separation Agreement, Mr. Oros received $1.25 million on the tenth day following the agreement’s effective date, and the Company and Enstar U.S. were released from all obligations under Mr. Oros’s existing employment agreement. Pursuant to the terms of the Separation Agreement, Mr. Oros’s currently outstanding options to purchase the Company’s ordinary shares remain exercisable until their original expiration dates.

On October 1, 2010, we entered into share repurchase agreements (the “Repurchase Agreements”) with three of our executives and certain trusts and a corporation affiliated with the executives to repurchase an aggregate of 800,000 of our ordinary shares at a price of $70.00 per share. We repurchased an aggregate of 600,000 ordinary shares from Mr. Silvester and a trust of which he and his immediate family are the sole beneficiaries, 100,000 ordinary shares from a trust of which Mr. O’Shea and his immediate family are the sole beneficiaries and 100,000 ordinary shares from a corporation owned by a trust of which Mr. Packer and his immediate family are the sole beneficiaries. The repurchase transactions closed on October 14, 2010. The aggregate purchase price of $56.0 million is payable by us through promissory notes to the selling shareholders. The annual interest rate for the notes is fixed at 3.5%, and the notes are repayable in three equal installments on December 31, 2010, December 1, 2011 and December 1, 2012. In connection with the Repurchase Agreements, we entered into lock-up agreements with each of Messrs. Silvester, O’Shea and Packer, and their respective family trusts and corporation. The lock-up agreements prohibit future sales and transfers of shares now owned or subsequently acquired for two years from the date of the Repurchase Agreements.

Indemnification of Directors and Officers; Directors Indemnity Agreements

We have Indemnification Agreements with each of Messrs. Silvester, O’Shea, Packer, Collins, Campbell, Akre, Armstrong and Rajpal, as well as Mr. Curl, who resigned from the Board on August 19, 2010, Mr. Oros, who resigned from the Board on August 20, 2010, and Mr. Flowers who resigned from the Board on May 6, 2011. Each Indemnification Agreement provides, among other things, that we will, to the extent permitted by applicable law, indemnify and hold harmless each indemnitee if, by reason of such indemnitee’s status as a director or officer of the Company, such indemnitee was, is or is threatened to be made a party or participant in any threatened, pending or completed proceeding, whether of a civil, criminal, administrative, regulatory or investigative nature, against all judgments, fines, penalties, excise taxes, interest and amounts paid in settlement and incurred by such indemnitee in connection with such proceeding. In addition, each of the Indemnification Agreements provides for the advancement of expenses incurred by the indemnitee in connection with any proceeding covered by the agreement, subject to certain exceptions. None of the Indemnification Agreements precludes any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled, including but not limited to, any rights arising under the Company’s governing documents, or any other agreement, any vote of the shareholders of the Company or any applicable law.

EXECUTIVE COMPENSATION

Compensation Committee Report

The following report is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth below with our management. Based on its review and discussions, the committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE

Charles T. Akre, Jr., Chairman
T. Whit Armstrong
Robert J. Campbell
Paul J. Collins

Compensation Discussion and Analysis

Our Compensation Committee is comprised of four independent directors. The Compensation Committee is responsible for establishing the philosophy and objectives of our compensation programs, designing and administering the various elements of our compensation programs and assessing the performance of our executive officers and the effectiveness of our compensation programs in achieving their objectives.

Executive Summary

We are a rapidly growing company operating in an extremely competitive and changing industry. We believe that the skill, talent, judgment and dedication of our executive officers are critical factors affecting the long-term value of our company. Therefore, our goal is to maintain an executive compensation program that will fairly compensate our executives, attract and retain qualified executives who are able to contribute to our long-term success, induce performance consistent with clearly defined corporate objectives and align our executives’ long-term interests with those of our shareholders.

In 2010, the Compensation Committee sought independent review of our executive compensation practices relative to certain publicly-traded Bermuda insurance and reinsurance companies. In February 2010, in connection with establishing compensation for our executive officers for 2010, the Compensation Committee engaged PricewaterhouseCoopers LLP as its compensation consultant. PricewaterhouseCoopers LLP compared our compensation practices to the then most recently available compensation data (which was 2008 data) for other publicly-traded Bermuda companies in the insurance and reinsurance industry. As discussed in more detail below, after considering this data and other factors, the Compensation Committee increased base salaries for 2010 in recognition that our executive officer compensation was significantly below what the analysis indicated were median levels for our market. In the third quarter of 2010, the Compensation Committee engaged Towers Watson as its compensation consultant to provide an independent review of our overall compensation arrangements for our executive officers and certain non-executive senior managers compared to the then most recently available compensation data (which was 2009 data) for other publicly-traded Bermuda companies in the insurance and reinsurance industry. Towers Watson also reviewed our 2006-2010 Annual Incentive Compensation Program (the “2006-2010 Annual Incentive Plan”), which was scheduled to expire in December 2010. As also discussed in more detail below, after considering this data and other factors, the Compensation Committee increased Mr. Silvester’s salary in recognition that his compensation remained significantly below what the analysis indicated was the median level for our market and approved a new annual incentive plan that is substantially similar to the 2006-2010 Annual Incentive Plan that it would replace.

We have specifically identified growth in our net book value per share as our primary corporate objective. We believe growth in our net book value is largely driven by growth in our net earnings, which is in turn partially driven by successfully completing new acquisitions. While we have not identified specific metrics or goals against which we measure the performance of our executive officers, we believe the structure of our bonus plan, as described below, induces performance consistent with our corporate objectives and aligns our executives’ long-term interests with those of our shareholders. In 2010, we experienced successful growth in our net book value per share and net earnings, partially due to the completion of the acquisitions of six companies and eight portfolios of insurance and reinsurance business. Our book value per share, on a fully diluted basis, increased to $71.68 as of December 31, 2010, as compared to $58.06 as of December 31, 2009. Net earnings attributable to the Company in 2010 grew to $174.1 million, as compared to $135.2 million in 2009. As discussed in more detail below, the successful 2010 year resulted in increased bonuses paid to executive officers under the 2006-2010 Annual Incentive Plan compared to 2009, principally due to the overall bonus pool being larger ($30.7 million in 2010, compared to $23.9 million in 2009) because of the increase in our net after-tax profits before bonus expense ($204.8 million for the year ended December 31, 2010, compared to $159.0 million for the year ended December 31, 2009).

Role of Executive Officers and Compensation Consultants

For the fiscal year ended December 31, 2010, Mr. Silvester, our Chairman and CEO, as the leader of our executive team, assessed the individual contribution of each member of our executive team and made a recommendation in February 2010 to the Compensation Committee with respect to any merit increase in salary, and made a recommendation in February 2011 to the Compensation Committee with respect to cash bonus and share awards under the 2006-2010 Annual Incentive Compensation Plan. The Compensation Committee evaluated, discussed and approved these recommendations.

Our CEO and CFO also support the Compensation Committee in its work by providing information relating to our financial plans, performance assessments of our executive officers and other personnel-related data. Mr. Harris, our CFO, regularly attends portions of the meetings of our Compensation Committee in connection with performing these functions.

The committee has the authority under its charter to retain independent compensation consultants or other outside advisors. The Compensation Committee engaged two compensation consultants in 2010, and details of the two engagements are discussed below.

Principal Elements of Executive Compensation

Our executive compensation program currently consists of three components: base salaries, annual incentive compensation and long-term incentive compensation. There is no pre-established policy or target for the allocation of these components. Rather, the structure of our 2006-2010 Annual Incentive Plan tended to dictate what percentage of our executives’ annual compensation was derived from their bonuses as opposed to their base salaries and the value of their perquisites. The Compensation Committee considers all compensation components in total when evaluating and making decisions with respect to each individual component.

In reviewing compensation for 2010 to determine whether we were meeting our goal of providing competitive compensation that will attract and retain qualified executives, early in 2010, the Compensation Committee considered an analysis provided by PricewaterhouseCoopers LLP for purposes of establishing 2010 base salaries. Later in the year, the committee considered a Towers Watson report for purposes of reexamining 2010 base salaries against more current peer compensation data and establishing a new annual incentive compensation program. The two independent analyses of our executive compensation practices included comparisons of our compensation practices to those practices described in the periodic filings of other publicly-traded Bermuda companies in the insurance and reinsurance industry.

The companies included in the PricewaterhouseCoopers LLP peer group included Allied World Assurance Company Holdings Limited, Argo Group International Holdings Ltd., Arch Capital Group Ltd., Aspen Insurance

Holdings Ltd., Assured Guaranty Ltd., AXIS Capital Holdings Ltd., CRM Holdings, Ltd., Endurance Specialty Holdings Ltd., Everest Re Group Ltd., Maiden Holdings, Ltd., Max Capital Group Ltd., Montpelier Re Holdings Ltd., PartnerRe Limited, Platinum Underwriters Holdings Ltd., RenaissanceRe Holdings Ltd., and White Mountains Insurance Group Ltd. (collectively, the “PWC Peer Group”). The companies included in the Towers Watson peer group included Allied World Assurance Company Holdings Limited, Argo Group International Holdings Ltd., Aspen Insurance Holdings Ltd., Assured Guaranty Ltd., AXIS Capital Holdings Ltd., CRM Holdings, Ltd., EMC Insurance Group Inc., Endurance Specialty Holdings Ltd., Hilltop Holdings Inc., Maiden Holdings, Ltd., Max Capital Group Ltd., Mercer Insurance Group, Inc., Montpelier Re Holdings Ltd., NYMAGIC, Inc., Platinum Underwriters Holdings Ltd., RenaissanceRe Holdings Ltd. and RLI Corp. (collectively, the “TW Peer Group”). The Towers Watson report also updated the data for the PWC Peer Group by providing the 2009 compensation information for those companies. The committee reviewed the compensation paid by these companies for informational and overall comparison purposes; there was no target percentile or precise position in which we aimed to fall other than to generally be competitive with the compensation we offer our executives.

Base Salaries.  The salaries of our CEO and our other executive officers are generally established based on the scope of the executives’ responsibilities, taking into account what the Compensation Committee believes to be competitive market compensation for similar positions based on the results of analyses performed by its compensation consultants and publicly available, as well as anecdotal, information available to the Compensation Committee. Our goal is to provide base salary levels that are consistent with levels necessary to achieve our compensation objective, which is to maintain compensation competitive with the market. We believe that below-market compensation could, in the long run, jeopardize our ability to retain our executive officers. Due to the competitive market for highly qualified employees in our industry and our geographic locations, we may choose to set our cash compensation levels at the higher end of the market in the future. Any base salary adjustments are generally based on competitive conditions, market increases in salaries, individual performance, our overall financial results and changes in job duties and responsibilities. Pursuant to the employment agreements we have with our CEO and our other executive officers, base salaries are also subject to cost-of-living adjustments, which provide that an increase in an executive officer’s base salary with respect to each subsequent year may not be less than the product of the executive officer’s base salary multiplied by the annual percentage increase in the retail price index for the United States, as reported in the most recent report of the U.S. Department of Labor for the preceding year. Once increased, the executive officer’s annual salary cannot be decreased without his written consent.

In February 2010, PricewaterhouseCoopers LLP provided an analysis to the Compensation Committee that included a review of total compensation of executives at the PWC Peer Group companies for 2008, the most recent year with respect to which information was publicly available, and a comparison of the compensation of our CEO, CFO, and Executive Vice Presidents to similar positions at the PWC Peer Group companies. Based primarily on this analysis, our 2009 financial results, and the CEO’s recommendations based on his review of the foregoing, the Compensation Committee increased base salaries for 2010 in recognition that total executive officer compensation was significantly below what the analysis indicated were median levels for our market. The Compensation Committee believed that continuing to compensate our executives at a level that is significantly below the median of our market could jeopardize our ability to retain these key employees. The committee increased Mr. Silvester’s base salary by 58.7%, Messrs. O’Shea and Packer’s base salaries by 70.7% and Mr. Harris’s base salary by 91.2%, effective March 31, 2010, to address the disparity between total compensation for our executive officers and the median compensation for the PWC Peer Group.

In November 2010, Towers Watson provided an analysis to the Compensation Committee that included a review of our overall compensation arrangements for our executive officers and certain non-executive senior managers, a review of the 2006-2010 Annual Incentive Plan, and recommendations for the implementation of a new annual incentive plan to replace the 2006-2010 Annual Incentive Plan, which expired in December 2010. The analysis of compensation arrangements included a review of total compensation of executives and certain non-executive senior managers at the TW Peer Group companies for 2009, the most recent year with respect to which information was then publicly available, and a comparison of the total compensation of our CEO, CFO, Executive Vice Presidents and certain non-executive senior managers to similar positions at the companies in the TW Peer Group and the PWC Peer Group. Based on this analysis, the Compensation Committee increased Mr. Silvester’s 2010 base salary by an additional 55.6% from $1,200,000 to $1,866,667 retroactive to April 1, 2010 in recognition that his total compensation fell further below what the analysis indicated was the median level for our market than the committee believed to be appropriate. The committee made no further adjustments to the base salaries of Messrs. O’Shea, Packer and Harris, as it believed that their compensation was appropriately competitive with the market.

For 2011, the Compensation Committee increased base salaries by 7.1% for Mr. Silvester and by 5.0% for Messrs. O’Shea, Packer and Harris, plus, for all executive officers, an amount equal to the annual housing allowance, which was eliminated as a perquisite, primarily to reflect what the committee believed were appropriate cost-of-living adjustments. The Compensation Committee also considered then-current market conditions and determined that a greater increase was not warranted. Effective January 1, 2011, annual base salaries were as follows: (i) Mr. Silvester, $2,102,000 (increased from $1,866,667); and (ii) Messrs. O’Shea, Packer and Harris, $1,152,000 (increased from $1,000,000).

Annual Incentive Compensation.  We previously maintained the 2006-2010 Annual Incentive Plan, which expired in December 2010. As part of its review of our compensation practices, Towers Watson reviewed the 2006-2010 Annual Incentive Plan and concluded that the essential structure of the bonus plan should be maintained. Based in large part on the analysis provided by Towers Watson, on February 23, 2011, the Compensation Committee adopted the Enstar Group Limited 2011-2015 Annual Incentive Compensation Program (the “2011-2015 Annual Incentive Program,” and, together with the 2006-2010 Annual Incentive Plan, the “Annual Incentive Plans”), which is substantially similar to the 2006-2010 Annual Incentive Plan. The purpose of the Annual Incentive Plans is to set aside 15% of our net after-tax profits to be allocated among our executive officers and employees. The Annual Incentive Plans are designed to reward performance that is consistent with our primary corporate objective of increasing our net book value per share through growth in our net earnings. The percentage of net after-tax profits comprising the bonus pool will be 15% unless the Compensation Committee exercises its discretion to decrease or increase the percentage no later than 30 days after the last day of the calendar year.

The allocation of the Annual Incentive Plan pool among our executive officers and the other participants in the plan is the responsibility of the Compensation Committee and is based on individual performance, as determined by the Compensation Committee with significant input from our CEO. As stated above, after the year ended December 31, 2010, our CEO assessed the individual contribution of each member of our executive team and made a recommendation to the Compensation Committee as to the allocation of bonuses out of the bonus pool. While the bonus pool is quantified as 15% of our net after-tax profits, there are no quantitative performance objectives for the recommendation as to individual allocations, nor are specific goals or targets for the executive team established in advance.

The factors considered in evaluating individual performance traditionally have been the executive’s contribution to our operating results, including the performance of the areas over which each executive has primary responsibility. The allocations are discretionary and driven by the opinion of both the CEO and the Compensation Committee as to how each executive officer performed when looking back on the fiscal year. Because the bonus pool is a fixed amount determined by a pre-established financial metric, we allow for a subjective judgment in allocating the pool to the individuals. No pre-determined criteria are established or utilized to support that judgment; the Compensation Committee bases its opinion on its retrospective view of the executive’s overall contribution during the year. For 2010, the Compensation Committee decided to permit our executive officers to choose whether to receive their Annual Incentive Plan bonuses in cash or ordinary shares, adjusted as necessary for fractional shares. For the year ended December 31, 2010, we awarded Mr. Silvester a total bonus of $2,750,000 and each of Messrs. O’Shea, Packer and Harris a total bonus of $2,250,000. Messrs. Silvester, O’Shea and Packer elected to receive their bonuses in cash and Mr. Harris elected to receive $1,687,500, or 75% of his total bonus, in cash, and $562,500, or 25% of his total bonus, in ordinary shares. As a result of Mr. Oros’s resignation on August 20, 2010, we did not award Mr. Oros a bonus for the year ended December 31, 2010. The bonus shares were awarded through the 2006 Equity Incentive Plan, as more fully described below.

Bonuses paid to executive officers under the 2006-2010 Annual Incentive Plan increased compared to last year. This was principally due to the overall bonus pool being larger ($30.7 million in 2010, compared to $23.9 million in 2009) because of the increase in our net after-tax profits before bonus expense ($204.8 million for the year ended December 31, 2010, compared to $159.0 million for the year ended December 31, 2009). The CEO and

Compensation Committee have historically agreed that equal bonuses be paid to executive officers under the 2006-2010 Annual Incentive Plan based on the CEO’s assessment that all contributed equally, and as a reward and incentive for continued cohesiveness and teamwork. For 2010, the Compensation Committee awarded Mr. Silvester a higher bonus than the other executive officers in recognition of his efforts with respect to our increased acquisition activities and overall performance. The Compensation Committee agreed with the CEO’s recommendation that each other current executive officer receive an equal share of the bonus pool as each contributed equally to our performance and each was instrumental in the operating results achieved. The Compensation Committee has approved these equal bonuses to Messrs. O’Shea, Packer and Harris because it determined that doing so promotes accord and a willingness to strive for favorable results in the area over which each executive has primary responsibility.

In making compensation decisions, the Compensation Committee has evaluated the Annual Incentive Plans and believes that they are properly aligned with the Company’s performance as a whole and do not provide incentives for our executives to take inappropriate or excessive risks in any particular year to the detriment of our long-term success, as any such detriment would negatively affect the amount of the bonus payments in future years. Furthermore, the committee believes that at the present time the bonus structure addresses current market conditions, because the measure of net after-tax profits encompasses all aspects of our performance, including, among many other factors, market-sensitive areas such as the performance of our investment portfolio.

Long-Term Incentive Compensation.  We have established the 2006 Equity Incentive Plan (the “Equity Incentive Plan”) to provide our employees long-term incentive compensation in the form of share ownership, which we believe furthers our objective of aligning the interests of management and the other participants in the plan with the interests of our shareholders. The Equity Incentive Plan is administered by the Compensation Committee. The Compensation Committee currently expects that the majority of shares available for issuance under the Equity Incentive Plan will be used for the purpose of granting bonus shares, which are issued in lieu of all or a portion of the cash bonus payments under the Annual Incentive Plans. Other awards under the Equity Incentive Plan may be made at various times and in varying amounts at the discretion of the Compensation Committee, although in 2010 this did not occur. In February 2011, the Compensation Committee granted 50,000 restricted shares to Mr. Harris under the Equity Incentive Plan in recognition of his efforts with respect to our capital raising activities and our overall performance. These shares vest in four equal annual installments beginning in February 2012.

As described above, for the year ended December 31, 2010, Mr. Harris received 6,259 ordinary shares, representing 25% of his $2,250,000 total bonus award. The bonus share award had a value on the award date of $562,496. The Compensation Committee made bonus determinations under the 2006-2010 Annual Incentive Plan at its meeting on February 23, 2011. The committee determined that the bonus shares would be awarded on the fifth day following the release of our Annual Report on Form 10-K for the year ended December 31, 2010. The choice of this date is consistent with the committee’s past practice and the committee’s desire to use a market price that reflects the impact of the information contained in our Annual Report. The closing price of our ordinary shares on the Nasdaq Global Select Market for the grant date of the award, March 11, 2011, $89.87, was used to determine the overall number of shares awarded to Mr. Harris under the Equity Incentive Plan. The bonus shares were immediately vested and not subject to any restriction on transfer.

Share Ownership Guidelines

We currently do not require our directors or executive officers to own a particular amount of our ordinary shares, nor do we have a policy regarding hedging the economic risk of such ownership. The Compensation Committee is satisfied that the equity holdings among our executive officers — currently our executive officers beneficially own in aggregate approximately 20.2% of our shares outstanding — are sufficient at this time to provide motivation and to align this group’s interests with the interests of our shareholders.

Perquisites

Our executive officers participate in the same group insurance and employee benefit plans, including medical and dental insurance, long-term disability insurance and life insurance, on the same basis as our other salaried employees. In addition, our executive officers receive certain other benefits that are described below under “2010 Compensation — Summary Compensation Table — Additional Benefits.”

Through the end of 2010, Messrs. Silvester, O’Shea, Packer and Harris also received housing allowances pursuant to their employment agreements. Because our business is global and we are headquartered in Bermuda, many of our executive officers are required to relocate or to maintain a second residence in order to work for us. Non-Bermudians are significantly restricted by law from owning property in Bermuda and accordingly the housing market is largely based on renting to expatriates who work on the island. As a result, housing allowances have become a common practice for non-Bermudians. In the past, we provided housing allowances to help defray the cost of maintaining a second residence or working in multiple locations. Effective January 1, 2011, the housing allowances for Messrs. Silvester, O’Shea, Packer and Harris were eliminated and an amount equal to the amount of the housing allowance was instead added to the salary of Messrs. Silvester, O’Shea, Packer and Harris.

Post-Termination Protection and Change in Control

We have entered into employment agreements with Messrs. Silvester, O’Shea, Packer and Harris and we had an employment agreement with Mr. Oros prior to his resignation on August 20, 2010. Each such agreement provides for accelerated vesting of equity in the event that we are subject to a change in control and the executive officer’s employment terminates for specified reasons. See “2010 Compensation — Employment Agreements with Executive Officers” below for a summary of these employment agreements. The terms of each employment agreement reflect arm’s length negotiations between us and the executive officer. In addition, our Equity Incentive Plan and our Annual Incentive Plans provide that our executive officers receive certain benefits upon a change in control. These benefits are described below in “2010 Compensation — Potential Payments Upon Termination or Change in Control.” The basis for the change in control provisions in both the employment agreements and the incentive plans is that they were consistent with customary industry practice and competitive in the marketplace at the time they were entered into or established.

Financial Restatements

The Compensation Committee has not adopted a policy with respect to whether we will make retroactive adjustments to any cash- or equity-based incentive compensation paid to executive officers (or others) where the payment was predicated upon the achievement of financial results that were subsequently the subject of a restatement. Our Compensation Committee believes that this issue is best addressed if the need actually arises, when all of the facts regarding the restatement are known.

Tax and Accounting Treatment of Compensation

Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that we may deduct from our U.S. source income in any one year with respect to certain of our executive officers. As a Bermuda-based company with limited U.S. source income, this limitation has not historically impacted our decisions regarding executive compensation.

We account for equity compensation paid to our employees based on the guidance of the Share-Based Payment topic of the Financial Accounting Standards Board Accounting Standards Codification, which requires us to estimate and record an expense for each award of equity compensation over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.

Summary

The Compensation Committee believes that our compensation philosophy and programs are designed to foster a performance-oriented culture that aligns our executive officers’ interests with those of our shareholders. The Compensation Committee also believes that the compensation of our executives is both appropriate and responsive to the goal of improving shareholder value through growth in our net book value per share.

2010 Compensation

Summary Compensation Table

The following table sets forth compensation earned in fiscal 2010, 2009 and 2008 by our Chairman and CEO, our CFO, the two other executive officers who were serving as of December 31, 2010, and John J. Oros, who was our Executive Chairman until his resignation on August 20, 2010. These individuals are referred to in this proxy statement as the “named executive officers.”

					Stock	All Other
		Salary		Bonus	Awards	Compensation		Total
Name and Principal Position	Year	($)		($)	($)(1)	($)		($)

Dominic F. Silvester	2010	$1,589,000		$2,750,000	$—	$443,715	(2)	$4,782,715
Chairman and Chief	2009	$747,000		$1,500,026	$499,974	$274,475		$3,021,475
Executive Officer	2008	$690,000		$750,034	$249,966	$292,757		$1,982,757
Richard J. Harris	2010	$880,725		$1,687,504	$562,496	$222,529	(3)	$3,353,254
Chief Financial Officer	2009	$516,675		$1,500,026	$499,974	$171,873		$2,688,548
	2008	$477,250		$750,034	$249,966	$154,874		$1,632,124
Paul J. O’Shea	2010	$896,475		$2,250,000	$—	$224,104	(4)	$3,370,579
Executive Vice President, Joint	2009	$578,925		$1,500,026	$499,974	$178,098		$2,757,023
Chief Operating Officer and Director	2008	$534,750		$750,034	$249,966	$173,623		$1,708,373
Nicholas A. Packer	2010	$896,475		$2,250,000	$—	$224,104	(5)	$3,370,579
Executive Vice President and	2009	$578,925		$1,500,026	$499,974	$178,098		$2,757,023
Joint Chief Operating Officer	2008	$534,750		$750,034	$249,966	$173,623		$1,708,373
John J. Oros(6)	2010	$241,977	(7)	$—	$—	$1,287,627	(8)	$1,529,604
Former Executive Chairman	2009	$373,500		$750,047	$249,953	$37,350		$1,410,850
and Director	2008	$345,000		$750,034	$249,966	$34,500		$1,379,500

(1)	For 2010, represents 6,259 bonus shares awarded to Mr. Harris in March 2011 pursuant to the 2006-2010 Annual Incentive Plan and issued pursuant to the Equity Incentive Plan. The shares were immediately vested, therefore, the value shown represents the number of shares multiplied by the closing price of our ordinary shares on the award date.

For 2009, represents bonus shares awarded in March 2010 pursuant to the 2006-2010 Annual Incentive Plan and issued pursuant to the Equity Incentive Plan as follows: Mr. Silvester, 7,331 shares; Mr. O’Shea, 7,331 shares; Mr. Packer, 7,331 shares; Mr. Harris, 7,331 shares; and Mr. Oros, 3,665 shares. The shares were immediately vested, therefore, the values shown represent the number of shares multiplied by the closing price of our ordinary shares on the award date.

For 2008, represents 4,866 bonus shares awarded to each of the named executive officers in March 2009 pursuant to the 2006-2010 Annual Incentive Plan and issued pursuant to the Equity Incentive Plan. The shares were immediately vested, therefore the values shown represent the number of shares multiplied by the closing price of our ordinary shares on the award date.

(2)	Represents housing allowance ($102,000), personal financial planning ($95,534), reimbursement under Mr. Silvester’s employment agreement for one trip for his family to/from Bermuda each calendar year ($54,825), cash payment in lieu of retirement benefit contribution ($158,900), and payroll and social insurance tax gross-ups ($32,456).

(3)	Represents housing allowance ($102,000), cash payment in lieu of retirement benefit contribution ($88,073), and payroll and social insurance tax gross-ups ($32,456).

(4)	Represents housing allowance ($102,000), cash payment in lieu of retirement benefit contribution ($89,648), and payroll and social insurance tax gross-ups ($32,456).

(5)	Represents housing allowance ($102,000), cash payment in lieu of retirement benefit contribution ($89,648), and payroll and social insurance tax gross-ups ($32,456).

(6)	John J. Oros resigned from his position as Executive Chairman and as a Director on August 20, 2010.

(7)	Represents payment of salary accrued through resignation date.

(8)	Represents severance payment ($1,250,000), cash payment in lieu of retirement benefit contribution ($30,277) and employer matching contributions under the Enstar U.S. 401(k) & Savings Plan ($7,350).

Grants of Plan-Based Awards in 2010

The following table provides information regarding plan-based awards granted during fiscal 2010. The bonus share award to Mr. Harris disclosed above in the Stock Awards column of the Summary Compensation Table for 2010 was awarded in March 2011 in recognition of services provided by him during 2010 and, therefore, is not included in this table.

			All Other Stock
			Awards: Number	Grant Date Fair
	Grant	Award	of Shares of	Value of Stock and
Name	Date(1)	Date(2)	Stock of Units (#)(3)	Option Awards(4)

Dominic F. Silvester	March 10, 2010	February 23, 2010	7,331	$499,974
Richard J. Harris	March 10, 2010	February 23, 2010	7,331	$499,974
Paul J. O’Shea	March 10, 2010	February 23, 2010	7,331	$499,974
Nicholas A. Packer	March 10, 2010	February 23, 2010	7,331	$499,974
John J. Oros	March 10, 2010	February 23, 2010	3,665	$249,953

(1)	Date of issuance of shares.

(2)	Date award was approved by the Compensation Committee.

(3)	Represents the bonus shares awarded pursuant to our 2006-2010 Annual Incentive Plan and issued pursuant to our Equity Incentive Plan. The shares were immediately vested on the grant date.

(4)	Based on the closing price of our ordinary shares on March 10, 2010, which was $68.20.

Employment Agreements with Executive Officers

We have employment agreements with Messrs. Silvester, O’Shea, Packer and Harris, effective as of May 1, 2007. Mr. Silvester’s employment agreement was amended and restated June 4, 2007; the effective date of the agreement remains as of May 1, 2007.

We and Enstar U.S. had an employment agreement with Mr. Oros until his resignation on August 20, 2010. In connection with Mr. Oros’s resignation, the Company, Enstar U.S. and Mr. Oros entered into a Separation Agreement as described more fully below.

Dominic F. Silvester

Pursuant to his employment agreement, Mr. Silvester serves as our CEO and his initial term of service is five years (ending May 1, 2012). After the initial term ends, the agreement will renew for additional one-year periods unless either party gives prior written notice to terminate the agreement.

Under the employment agreement, Mr. Silvester is entitled to an annual base salary of $1,866,667 (which was increased by the Compensation Committee to $2,102,000, effective January 1, 2011) and is eligible for incentive compensation under our incentive compensation programs.

Mr. Silvester is also entitled to certain employee benefits, including (i) a housing allowance of $8,500 per month (which was eliminated effective January 1, 2011), (ii) a life insurance policy in the amount of five times his base salary, (iii) medical and dental insurance for Mr. Silvester, his spouse and any dependents, (iv) long-term disability insurance, (v) payment of an amount equal to 10% of his base salary each year in lieu of a retirement benefit contribution, and (vi) reimbursement for one trip for his family to/from Bermuda each calendar year. To the extent required, the amount of these benefits paid to Mr. Silvester for the years ended December 31, 2010, 2009 and 2008 is reflected in the “All Other Compensation” column of the Summary Compensation Table above. Mr. Silvester’s employment agreement also provides for certain benefits upon termination of his employment for various reasons, as described below in the section entitled “Potential Payments Upon Termination or Change in Control.”

Under the terms of his employment agreement, Mr. Silvester agreed not to compete with us for the term of the employment agreement and, if his employment with us is terminated before the end of the initial five-year term, for a period of eighteen months after his termination of employment.

Richard J. Harris

Pursuant to his employment agreement, Mr. Harris serves as our CFO and his initial term of service is five years (ending May 1, 2012). After the initial term ends, the agreement will renew for additional one-year periods unless either party gives prior written notice to terminate the agreement.

Under the employment agreement, Mr. Harris is entitled to an annual base salary of $1,000,000 (which was increased by the Compensation Committee to $1,152,000, effective January 1, 2011) and is eligible for incentive compensation under our incentive compensation programs.

Mr. Harris is also entitled to certain employee benefits, including (i) a housing allowance of $8,500 per month (which was eliminated effective January 1, 2011), (ii) a life insurance policy in the amount of five times his base salary, (iii) medical and dental insurance for Mr. Harris, his spouse, and any dependents, (iv) long-term disability insurance, and (v) payment of an amount equal to 10% of his base salary each year in lieu of a retirement benefit contribution. To the extent required, the amount of these benefits paid to Mr. Harris for the years ended December 31, 2010, 2009 and 2008 is reflected in the “All Other Compensation” column of the Summary Compensation Table above. Mr. Harris’ employment agreement also provides for certain benefits upon termination of his employment for various reasons, as described below in the section entitled “Potential Payments Upon Termination or Change in Control.”

Under the terms of his employment agreement, Mr. Harris agreed to not compete with us for the term of the employment agreement and, if his employment with us is terminated before the end of the initial five-year term, for a period of eighteen months after his termination of employment.

Paul J. O’Shea

Pursuant to his employment agreement, Mr. O’Shea serves as one of our Executive Vice Presidents and his initial term of service is five years (ending May 1, 2012). After the initial term ends, the agreement will renew for additional one-year periods unless either party gives prior written notice to terminate the agreement.

Under the employment agreement, Mr. O’Shea is entitled to an annual base salary of $1,000,000 (which was increased by the Compensation Committee to $1,152,000, effective January 1, 2011) and is eligible for incentive compensation under our incentive compensation programs.

Mr. O’Shea is also entitled to certain employee benefits, including (i) a housing allowance of $8,500 per month (which was eliminated effective January 1, 2011), (ii) a life insurance policy in the amount of five times his base salary, (iii) medical and dental insurance for Mr. O’Shea, his spouse and any dependents, (iv) long-term disability insurance, and (v) payment of an amount equal to 10% of his base salary each year in lieu of a retirement benefit contribution. To the extent required, the amount of these benefits paid to Mr. O’Shea for the years ended December 31, 2010, 2009 and 2008 is reflected in the “All Other Compensation” column of the Summary Compensation Table above. Mr. O’Shea’s employment agreement also provides for certain benefits upon termination of his employment for various reasons, as described below in the section entitled “Potential Payments Upon Termination or Change in Control.”

Under the terms of his employment agreement, Mr. O’Shea agreed to not compete with us for the term of the employment agreement and, if his employment with us is terminated before the end of the initial five-year term, for a period of eighteen months after his termination of employment.

Nicholas A. Packer

Pursuant to his employment agreement, Mr. Packer serves as one of our Executive Vice Presidents and his initial term of service is five years (ending May 1, 2012). After the initial term ends, the agreement will renew for additional one-year periods unless either party gives prior written notice to terminate the agreement.

Under the employment agreement, Mr. Packer is entitled to an annual base salary of $1,000,000 (which was increased by the Compensation Committee to $1,152,000, effective January 1, 2011) and is eligible for incentive compensation under our incentive compensation programs.

Mr. Packer is also entitled to certain employee benefits, including (i) a housing allowance of $8,500 per month (which was eliminated effective January 1, 2011), (ii) a life insurance policy in the amount of five times his base salary, (iii) medical and dental insurance for Mr. Packer, his spouse, and any dependents, (iv) long-term disability insurance, (v) payment of an amount equal to 10% of his base salary each year in lieu of a retirement benefit contribution, and (vi) reimbursement for one trip for his family to/from Bermuda each calendar year. To the extent required, the amount of these benefits paid to Mr. Packer for the years ended December 31, 2010, 2009 and 2008 is reflected in the “All Other Compensation” column of the Summary Compensation Table above. Mr. Packer’s employment agreement also provides for certain benefits upon termination of his employment for various reasons, as described below in the section entitled “Potential Payments Upon Termination or Change in Control.”

Under the terms of his employment agreement, Mr. Packer agreed to not compete with us for the term of the employment agreement and, if his employment with us is terminated before the end of the initial five-year term, for a period of eighteen months after his termination of employment.

John J. Oros

Pursuant to his employment agreement, Mr. Oros served as an Executive Chairman of both the Company and Enstar U.S., until his resignation on August 20, 2010.

Under the employment agreement, Mr. Oros was entitled to an annual base salary of $378,000 and was eligible for incentive compensation under our incentive compensation programs.

Mr. Oros was also entitled to certain employee benefits, including (i) a life insurance policy in the amount of five times his base salary, (ii) medical and dental insurance for Mr. Oros, his spouse and any dependents under Enstar U.S.’s plans, (iii) long-term disability insurance, and (iv) payment from Enstar U.S. of an amount equal to 10% of his base salary each year in lieu of a retirement benefit contribution (less an amount, if any, equal to non-elective employer contributions made to Enstar U.S.’s 401(k) plan for Mr. Oros). To the extent required, the amount of these benefits paid to Mr. Oros for the years ended December 31, 2010, 2009 and 2008 is reflected in the “All Other Compensation” column of the Summary Compensation Table above. Mr. Oros’ employment agreement also provided for certain benefits upon termination of his employment for various reasons, as described below in the section entitled “Potential Payments Upon Termination of Change in Control.”

After his resignation, Mr. Oros entered into the Separation Agreement, which became effective August 28, 2010. Pursuant to the Separation Agreement, Mr. Oros received $1,250,000 on September 7, 2010 and the Company was released from all obligations under Mr. Oros’s existing employment agreement. Under the terms of his Separation Agreement, Mr. Oros agreed to comply with the covenant in his employment agreement not to compete with us for a period of eighteen months from the date of his termination of employment.

2006 Enstar Group Limited Equity Incentive Plan

On September 15, 2006, the Board and shareholders adopted the Equity Incentive Plan, which reserved 1,200,000 ordinary shares for issuance pursuant to awards granted under the Equity Incentive Plan. The Equity Incentive Plan provides that awards may be granted to participants in any of the following forms, subject to such terms, conditions and provisions as the Compensation Committee may provide: (i) incentive stock options (“ISOs”), (ii) nonstatutory stock options (“NSOs”), (iii) stock appreciation rights (“SARs”), (iv) restricted share awards, (v) restricted share units (“RSUs”), (vi) bonus shares and (vii) dividend equivalents. The maximum aggregate number of ordinary shares subject to each of the following types of awards granted to an employee during any calendar year under the plan is 120,000 shares: options, SARs, restricted share awards and RSUs with performance-based vesting criteria. In addition, the aggregate number of bonus shares granted to an employee under the plan may not exceed 120,000. The Compensation Committee has broad authority to administer the plan, including the authority to select plan participants, determine when awards will be made, determine the type and amount of awards, determine any limitations, restrictions or conditions applicable to each award, and determine the terms of any agreement or other document that evidences an award.

Enstar Group Limited 2006-2010 Annual Incentive Compensation Program

On September 15, 2006, the Board and shareholders adopted the 2006-2010 Annual Incentive Plan. The purpose of the 2006-2010 Annual Incentive Plan, which was administered by the Compensation Committee, was to motivate certain officers, directors and employees of the Company and its subsidiaries to grow our profitability. The 2006-2010 Annual Incentive Plan provided for the annual grant of bonus compensation (a “bonus award”) to certain officers and employees of the Company and its subsidiaries, including our senior executive officers. The aggregate amount available for bonus awards for each calendar year from 2006 through 2010 was determined by the Compensation Committee based on a percentage of our consolidated net after-tax profits (before bonus expense), which for the fiscal years ended December 31, 2010, 2009 and 2008 amounted to $204.8 million, $159.0 million and $95.9 million, respectively. The percentage was 15% for each year as the Compensation Committee did not exercise its discretion to decrease or increase the percentage. The Compensation Committee determined, at its sole discretion, the amount of the bonus award paid to each participant. For the fiscal years ended December 31, 2010, 2009 and 2008, the aggregate amount available for bonus awards under the 2006-2010 Annual Incentive Plan was $30.7 million, $23.9 million and $14.4 million, respectively, or 15% of our net after-tax profits before bonus expense.

Bonus awards were payable in cash, ordinary shares or a combination of both. Ordinary shares issued in connection with a bonus award were issued pursuant to the terms and subject to the conditions of the Equity Incentive Plan.

In March 2011, the Compensation Committee granted bonus awards to participants in the 2006-2010 Annual Incentive Plan in recognition of services performed during fiscal 2010. The named executive officers had the option to choose to receive the awards in cash or fully-vested bonus shares granted pursuant to the Equity Incentive Plan. Mr. Silvester was awarded $2,750,000 and Messrs. Harris, O’Shea and Packer were each awarded $2,250,000. Messrs. Silvester, O’Shea and Packer elected to receive the total award in cash, and Mr. Harris elected to receive 75% of his award in cash and 25% in bonus shares. The Compensation Committee made bonus determinations under the 2006-2010 Annual Incentive Plan at its meeting on February 23, 2011, and further determined that the bonus shares would be awarded on the fifth day following the release of our Annual Report on Form 10-K for the year ended December 31, 2010. The choice of this date is consistent with the committee’s past practice and the committee’s desire to use a market price that reflects the impact of the information contained in our Annual Report. The closing price of our ordinary shares on the Nasdaq Global Select Market for grant date of the award, March 11, 2011, $89.87, was used to determine the overall number of shares awarded to Mr. Harris under the Equity Incentive Plan.

In March 2010, the Compensation Committee granted bonus awards to participants in the 2006-2010 Annual Incentive Plan in recognition of services performed during fiscal 2009. The awards to the named executive officers were paid through a combination of cash and fully vested bonus shares granted pursuant to the Equity Incentive Plan; Messrs. Silvester, O’Shea, Packer and Harris were each awarded $2,000,000 ($1,500,026 in cash and 7,331 bonus shares) and Mr. Oros was awarded $1,000,000 ($750,047 in cash and 3,665 bonus shares). The Compensation Committee made bonus determinations under the 2006-2010 Annual Incentive Plan at its meeting on February 23, 2010, and further determined that the bonus shares would be awarded on the fifth day following the release of our Annual Report on Form 10-K for the year ended December 31, 2009. The closing price of our ordinary shares on the Nasdaq Global Select Market for the grant date of the awards, March 10, 2010, $68.20, was used to determine the overall number of shares awarded to each executive under the Equity Incentive Plan.

Enstar Group Limited 2011-2015 Annual Incentive Compensation Program

On February 23, 2011, the Board adopted the 2011-2015 Annual Incentive Program, which is substantially similar to the 2006-2010 Annual Incentive Plan. The purpose of the 2011-2015 Annual Incentive Program, which is administered by the Compensation Committee, is to motivate certain officers, directors and employees of the Company and its subsidiaries to grow our profitability. The 2011-2015 Annual Incentive Program provides for the annual grant of bonus compensation (a “bonus award”) to certain officers and employees of the Company and its subsidiaries, including our senior executive officers. The aggregate amount available for bonus awards for each calendar year from 2011 through 2015 will be determined by the Compensation Committee based on a percentage of our consolidated net after-tax profits (before bonus expense). The percentage will be 15% unless the Compensation Committee exercises its discretion to decrease or increase the percentage no later than 30 days after the last day of the calendar year. The Compensation Committee determines, at its sole discretion, the amount of the bonus award paid to each participant.

Bonus awards are payable in cash, ordinary shares or a combination of both. Ordinary shares issued in connection with a bonus award will be issued pursuant to the terms and subject to the conditions of the Equity Incentive Plan.

Retirement Benefits

We maintain retirement plans and programs for our employees in Bermuda, Australia, the United Kingdom and the United States. We do not maintain a formal retirement plan for those Bermuda employees who are work permit holders. Instead, we pay out (and, in the case of Mr. Oros, Enstar U.S. paid out) on an annual basis to employees, including each of Messrs. Silvester, O’Shea, Packer, Harris and Oros, an amount equal to 10% of their base salaries in lieu of a retirement benefit contribution. The amount paid to Mr. Oros was reduced on a pro rata basis as a result of his resignation on August 20, 2010. The amounts paid to Messrs. Silvester, O’Shea, Packer, Harris and Oros are included in the amounts shown in the “All Other Compensation” column of the Summary Compensation Table above.

Under the Australian Superannuation Guarantee Act (“the Act”), our Australia subsidiaries must pay superannuation contributions into a complying superannuation fund in an amount equal to the current mandated minimum of 9% of ordinary time earnings as defined by the Act. We currently contribute in excess of the guarantee amount by paying contributions at the 10% level. Additionally, the employee may make personal contributions to their superannuation fund depending on individual circumstances. The superannuation contributions are paid into a fund chosen by the employee with their desired superannuation manager. The plan is fully portable should the employee cease to be employed by us. None of our named executive officers participates in this plan.

Our United Kingdom subsidiaries operate a Group Personal Pension Plan with a United Kingdom life assurance company into which we contribute monthly an amount equal to 10% of the employees’ base pre-tax salary. In addition, the employee may make personal contributions to the plan. The plan is a defined contribution plan and remains the property of the employee who has discretion over investment choices within his individual plan. The plan is fully portable should the employee cease to be employed by us. None of our named executive officers participates in this plan.

In the United States, Enstar U.S. maintains a 401(k) & Savings Plan, under which employees may contribute a portion of their earnings on a tax-deferred basis and we may make matching contributions. We may also make profit sharing contributions on a discretionary basis. Mr. Oros is the only named executive officer who participated in this plan. For 2010, Enstar U.S. made matching contributions to Mr. Oros’s account of $7,350 on account of his employment through August 20, 2010.

Additional Benefits

Through December 31, 2010, we provided each of Messrs. Silvester, O’Shea, Packer and Harris with a housing allowance, which is included in the amounts shown for each of them in the “All Other Compensation” column of the Summary Compensation Table above. For the fiscal year ended December 31, 2010, Messrs. Silvester, O’Shea,

Packer and Harris each received $8,500 per month. Effective January 1, 2011, the housing allowance benefit was eliminated.

The Bermudian government imposes payroll taxes and social insurance taxes as a percentage of the employee’s salary, a portion of which is the employer’s responsibility and a portion of which may be charged to the employee. We pay the employee’s share of these taxes for all of our employees in Bermuda, including executive officers. This amount is included in the “All Other Compensation” column of the Summary Compensation Table above for all of our named executive officers subject to these taxes.

Outstanding Equity Awards at 2010 Fiscal Year-End

The following table sets forth information regarding all outstanding equity awards held by the named executive officers at December 31, 2010.

	Option Awards			Stock Awards
	Number of				Market Value
	Securities			Number of	of Shares or
	Underlying			Shares	Units of Stock
	Unexercised	Option	Option	That Have	That Have
	Options (#)	Exercise	Expiration	Not Vested	Not Vested
Name	Exercisable	Price ($)	Date	(#)	($)

Dominic F. Silvester	—	—	—	—	—
Richard J. Harris	—	—	—	—	—
Paul J. O’Shea	—	—	—	—	—
Nicholas A. Packer	—	—	—	—	—
John J. Oros	49,037 (1)	$19.63	9/27/2011	—	—
	98,075 (2)	$40.78	8/18/2013	—	—

(1)	Received in connection with the Merger in exchange for a fully vested stock option to acquire 50,000 shares of common stock of The Enstar Group, Inc. with an exercise price of $19.25. On March 23, 2011, Mr. Oros exercised this option in full.

(2)	Received in connection with the Merger in exchange for a fully vested stock option to acquire 100,000 shares of common stock of The Enstar Group, Inc. with an exercise price of $40.00.

Option Exercises and Stock Vested during 2010 Fiscal Year

The following table sets forth information regarding the vesting of restricted shares and the exercise of options held by the named executive officers during the 2010 fiscal year.

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise	Acquired on Vesting	on Vesting
Name	(#)	($)	(#)	($)

Dominic F. Silvester	0	—	0	—
Richard J. Harris	0	—	0	—
Paul J. O’Shea	0	—	0	—
Nicholas A. Packer	0	—	0	—
John J. Oros	48,075	$2,381,636 (1)	0	—
	49,037	$2,780,398 (2)	0	—

(1)	Based on $62.54, the closing price of our ordinary shares on the day of exercise (February 25, 2010), less the exercise price of $13.00 per share.

(2)	Based on $75.05, the closing price of our ordinary shares on the day of exercise (October 7, 2010), less the exercise price of $18.35 per share.

Potential Payments upon Termination or Change in Control

This section describes payments that would be made to our named executive officers upon a change in control of the Company or following termination of employment. The Company was released in the Separation Agreement from its obligations upon a change of control of the Company or following termination with respect to Mr. Oros. In the first part of this section, we describe benefits under general plans that apply to any executive officer participating in those plans. We then describe specific benefits to which each named executive officer is entitled, along with estimated amounts of benefits assuming termination for specified reasons as of December 31, 2010, the last business day of the fiscal year.

2006 Equity Incentive Plan

We maintain the Equity Incentive Plan, as described above. Under the Equity Incentive Plan, upon the occurrence of a change in control, executive officers receive the following benefits:

•	each option and stock appreciation right then outstanding becomes immediately exercisable, and remains exercisable throughout its entire term, unless exercised, cashed out or replaced;

•	forfeiture provisions and transfer restrictions with respect to restricted shares and restricted share units immediately lapse; and

•	any target performance goals or payout opportunities attainable under all outstanding awards of performance-based restricted stock, performance units and performance shares are deemed to have been fully attained.

In addition, options granted under the Equity Incentive Plan generally vest fully upon an executive officer’s retirement, death or disability. Upon termination of employment due to retirement, death or disability, an optionee has either one year or until the expiration date of the options (whichever occurs first) to exercise any vested options. Optionees generally have either three months or until the expiration date of the options (whichever occurs first) to exercise their options upon any other termination of employment other than termination for cause, in which case all options terminate immediately. In addition, the Compensation Committee may require an optionee to disgorge any profit, gain or other benefit received in respect of the exercise of any awards for a period of up to 12 months prior to optionee’s termination for cause. Forfeiture provisions and transfer restrictions with respect to restricted shares granted under the Equity Incentive Plan generally lapse upon an executive officer’s death or disability. Upon any other termination of employment other than termination for cause, in which case all restricted shares are forfeited immediately, any restricted shares subject to transfer restrictions as of the date of termination are forfeited immediately. In addition, the Compensation Committee may require a grantee of restricted shares to disgorge any profit, gain or other benefit received in respect of the lapse of restrictions on any prior grant of restricted shares for a period of up to 12 months prior to grantee’s termination for cause. Retirement is defined under the Equity Incentive Plan as termination of employment after attainment of age 65 and completion of a period of service as the Compensation Committee shall determine from time to time. Disability is defined as within the meaning of Section 22(e)(3) of the Internal Revenue Code.

Under the Equity Incentive Plan, a “change in control” occurs if:

•	a person, entity or “group” (other than the Company, its subsidiaries, or an employee benefit plan of the Company or its subsidiaries that acquires ownership of voting securities of the Company) required to file a Schedule 13D or Schedule 14D-1 under the Exchange Act becomes the beneficial owner of 50% or more of either our then outstanding ordinary shares or the combined voting power of our outstanding voting securities entitled to vote generally in the election of directors;

•	our Board is no longer composed of a majority of individuals who were either members as of the date the Equity Incentive Plan was adopted, or whose appointment, election or nomination for election was approved by a majority of the directors then comprising the incumbent Board (other than someone who becomes a director in connection with an actual or threatened election contest);

•	our shareholders approve a reorganization, merger or consolidation by reason of which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company’s then-outstanding voting securities entitled to vote generally in the election of directors; or

•	our shareholders approve a complete liquidation or dissolution of the Company, or the sale, transfer, lease or other disposition of all or substantially all of our assets, and such transaction is consummated.

2006-2010 Annual Incentive Plan

In addition to the Equity Incentive Plan, we also maintained the 2006-2010 Annual Incentive Plan for fiscal years 2006 through 2010. Under the 2006-2010 Annual Incentive Plan, a change in control affects the measurement period for the executive officers’ bonuses under such program. The measurement period to determine bonuses for executive officers is the calendar year; however, in the event of a change in control, the measurement period begins on the first day of the calendar year and ends on the date of the change in control, thus, bonuses earned up to that date are paid out sooner than they otherwise would be. A change in control under the 2006-2010 Annual Incentive Plan is defined to be the same as a change in control under the executive officer’s employment agreement, or if the officer does not have an employment agreement, a change in control is defined to be the same as a change in control under the Equity Incentive Plan.

2011-2015 Annual Incentive Program

We also maintain the 2011-2015 Annual Incentive Program for fiscal years 2011 through 2015. A change in control under the 2011-2015 Annual Incentive Program will have the same effect as a change in control under the 2006-2010 Annual Incentive Plan.

Executive Officer Employment Agreements

In addition to the benefits described above, the executive officers are entitled to certain other benefits under their employment agreements upon termination of their employment. Upon termination for any reason, each is entitled to any salary, bonuses, expense reimbursement and similar amounts earned but not yet paid. We also provide each executive officer with a supplemental life insurance policy to pay a benefit of five times his base salary upon death.

If the employment of an executive officer terminates as a result of his death, his employment agreement automatically terminates, and his designated beneficiary or legal representatives are entitled to:

•	a lump sum payment in the amount of five times of the executive officer’s base salary upon his death under the life insurance policy maintained by us;

•	for the year in which the executive officer’s employment terminates, provided that we achieve the performance goals, if any, established in accordance with any incentive plan in which the executive officer participates, an amount equal to the bonus that the executive officer would have received had he been employed by us for the full year, reduced on a pro rata basis to reflect the amount of calendar days during the year that he was employed; and

•	continued medical benefits coverage under the employment agreement for the executive officer’s spouse and dependents for a period of 36 months following his death.

Either the executive officer or we may terminate his employment agreement if the executive officer becomes disabled, by providing 30 days’ prior written notice to the other party. Under the executive officers’ employment agreements, disability means the executive officer has been materially unable to perform his duties for any reason for 120 days during any period of 150 consecutive days. If the executive officer’s employment ends because of disability, then he is entitled to:

•	medical benefits for himself for 36 months following termination;

•	his base salary for a period of 36 months (with base salary payments being offset by any payments to the executive officer under disability insurance policies paid for by us); and

•	for the year in which the executive officer’s employment terminates because of disability, provided that we achieve the performance goals, if any, established in accordance with any incentive plan in which the executive officer participates, an amount equal to the bonus that he would have received had he been employed by us for the full year, reduced on a pro rata basis to reflect the amount of calendar days during the year that he was employed.

If we terminate the employment agreement of an executive officer for “cause,” or if an executive officer voluntarily terminates his employment agreement with us without “good reason,” we will not be obligated to make any payments to the executive officer other than amounts that have been fully earned by, but not yet paid to, the executive officer.

Under these employment agreements, “cause” means (i) fraud or dishonesty in connection with the executive’s employment that results in a material injury to us, (ii) the executive officer’s conviction of any felony or crime involving fraud or misrepresentation, (iii) a specific material and continuing failure of the executive officer to perform his duties (other than because of death or disability) following written notice and failure by the executive officer to cure such failure within 30 days, or (iv) a specific material and continuing failure of the executive officer to follow reasonable instructions of the Board following written notice and failure by the executive officer to cure such failure within 30 days.

Under the employment agreement, “good reason” means (i) a material breach by us of our obligations under the agreement following written notice and failure by us to cure such breach within 30 days, (ii) the relocation of the executive officer’s principal business office outside of Bermuda without his consent, or (iii) any material reduction in the executive officer’s duties or authority.

If we terminate the executive officer’s employment without cause, if the executive officer terminates his employment with good reason or if we or the executive officer terminate his employment within one year after a change in control (as defined above under “Potential Payments upon Termination or Change in Control — 2006 Equity Incentive Plan”) has occurred, then the executive officer is entitled to:

•	any amounts (including salary, bonuses, expense reimbursement, etc.) that have been fully earned by, but not yet paid to, the executive officer as of the date of termination;

•	a lump sum amount equal to three times the executive officer’s base salary;

•	continued medical benefits coverage for the executive officer, his spouse and dependents at our expense for 36 months;

•	each outstanding equity incentive award granted to the executive officer before, on or within three years of the effective date of the employment agreement shall become immediately vested and exercisable on the date of such termination; and

•	for the year in which the executive officer’s employment terminates, provided that we achieve any performance goals established in accordance with any incentive plan in which the executive officer participates, an amount equal to the bonus that the executive officer would have received had he been employed by us for the full year.

The executive officer is also subject to non-competition restrictions and provisions prohibiting solicitation of our employees and our customers during the five-year term of his employment and, if the executive officer fails to remain employed through the five-year term, for a period of 18 months after termination of the agreement, along with ongoing confidentiality and non-disparagement requirements.

Mr. Oros is not included in the table below setting forth the termination and/or change in control benefits because pursuant to the Separation Agreement, upon Mr. Oros’s voluntary resignation as Executive Chairman of the Company, the Company was released from all obligations under Mr. Oros’s employment agreement, including all termination and/or change in control benefits. Mr. Oros received a lump sum payment of $1,250,000 from the Company and the Compensation Committee permitted Mr. Oros’s then-outstanding options to purchase the Company’s ordinary shares to remain exercisable until their original expiration dates.

The following table sets forth the termination and/or change in control benefits payable to each executive officer under their employment agreements, assuming termination of employment on December 31, 2010.

		Executive
		Termination for
		Good Reason, Company
	Executive	Termination Without
	Voluntary	Cause, or Termination
	Termination or	by Executive or
Executive Benefits	Company	Company Within
and Payments	Termination for	One Year After a
Upon Termination	Cause(1)	Change in Control		Death		Disability

Dominic F. Silvester
Base Salary	$—	$5,600,001	(2)	$—		$5,300,001	(3)
Bonus(4)	—	2,750,000		2,750,000		2,750,000
Medical Benefits(5)	—	46,881		46,881		46,881
Life Insurance	—	—		9,333,335	(6)	—

TOTAL	$—	$8,396,882		$12,130,216		$8,096,882
Richard J. Harris
Base Salary	$—	$3,000,000	(2)	$—		$2,700,000	(3)
Bonus(4)	—	2,250,000		2,250,000		2,250,000
Medical Benefits(5)	—	51,384		51,384		51,384
Life Insurance	—	—		5,000,000	(6)	—

TOTAL	$—	$5,301,384		$7,301,384		$5,001,384
Paul J. O’Shea
Base Salary	$—	$3,000,000	(2)	$—		$2,700,000	(3)
Bonus(4)	—	2,250,000		2,250,000		2,250,000
Medical Benefits(5)	—	51,384		51,384		51,384
Life Insurance	—	—		5,000,000	(6)	—

TOTAL	$—	$5,301,384		$7,301,384		$5,001,384
Nicholas A. Packer
Base Salary	$—	$3,000,000	(2)	$—		$2,700,000	(3)
Bonus(4)	—	2,250,000		2,250,000		2,250,000
Medical Benefits(5)	—	51,384		51,384		51,384
Life Insurance	—	—		5,000,000	(6)	—

TOTAL	$—	$5,301,384		$7,301,384		$5,001,384

(1)	Upon termination, the executive officer would be entitled to all amounts (including salary, bonus, expense reimbursement, etc.) that have been fully earned by, but not yet paid to, him on the date of termination.

(2)	Lump sum payment equal to three times base salary.

(3)	In addition to amounts of base salary earned, but not yet paid, the executive officer would be entitled to receive his annual base salary for a period of 36 months, payable in accordance with our regular payroll practices, offset by any amounts payable under disability insurance policies paid for by us.

(4)	Bonus calculations are based on the bonus awarded to the executive officer under the 2006-2010 Annual Incentive Plan for the fiscal year ended December 31, 2010, which amount was paid in 2011 and consisted of cash in the case of Messrs. Silvester, O’Shea and Packer and a combination of cash and shares in the case of Mr. Harris.

(5)	Value of continued coverage under medical plans for Messrs. Silvester, O’Shea, Packer and Harris and their respective families assumes continuation of premiums paid by us as of December 31, 2010 for the maximum coverage period of 36 months.

(6)	As provided under each executive’s employment agreement, amount payable under life insurance policy maintained by us.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information concerning our equity compensation plans as of December 31, 2010.

					Number of Securities Remaining
	Number of Securities to be		Weighted-Average		Available for Future Issuance
	Issued Upon Exercise of		Exercise Price of		Under Equity Compensation Plans
	Outstanding Options, Warrants		Outstanding Options,		(Excluding Securities Reflected
Plan Category	and Rights(1)		Warrants and Rights		in the First Column)

Equity compensation plans approved by security holders	152,015	(1)	$34.55	(1)	1,006,865	(2)
Equity compensation plans not approved by security holders	19,388		$84.88		80,612	(3)

Total	171,403		$40.24		1,087,477

(1)	Excludes 20,741 restricted share units issued by the Company in connection with the Merger in exchange for 20,741 restricted stock units issued by The Enstar Group, Inc. under the EGI Plan, which was not approved by its shareholders.

(2)	Consists of ordinary shares available for future issuance under the Equity Incentive Plan (including ordinary shares issuable in connection with awards under the 2006-2010 Annual Incentive Plan or the 2011-2015 Annual Incentive Program) and the Enstar Group Limited Employee Share Purchase Plan. Includes 16,328 ordinary shares that were granted in March 2011 as bonuses to certain of our executive officers and employees pursuant to the 2006-2010 Annual Incentive Plan and the Equity Incentive Plan.

(3)	Consists of ordinary shares available for future issuance under the Deferred Compensation Plan, which is described above in the Director Compensation section.

AUDIT COMMITTEE REPORT

The following report is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act.

The primary purpose of the Audit Committee is to assist the Board of Directors in its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications, independence and performance and the performance of the Company’s internal audit function. The Audit Committee is solely responsible for the appointment, retention and compensation of the Company’s independent registered public accounting firm. It is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. This is the responsibility of management and the independent auditors, as appropriate.

In performing its duties, the Audit Committee:

•	has reviewed the Company’s audited financial statements for the year ended December 31, 2010 and had discussions with management regarding the audited financial statements;

•	has discussed with the independent registered public accounting firm the matters required to be discussed by AU Section 380 (Communication with Audit Committees) under which such firm must provide us with additional information regarding the scope and results of its audit of the Company’s financial statements;

•	has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the Audit Committee concerning independence; and

•	has discussed with the independent registered public accounting firm their independence, the audited financial statements and other matters the Audit Committee deemed relevant and appropriate.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2010 be included in the Company’s Annual Report on Form 10-K for that year.

AUDIT COMMITTEE

Robert J. Campbell, Chairman
Charles T. Akre, Jr.
T. Whit Armstrong
Paul J. Collins

PROPOSAL NO. 2 — ELECTION OF DIRECTORS

Two Class II directors are to be elected at the meeting to hold office until our annual general meeting in 2014. Both of the nominees, Mr. Akre and Mr. Armstrong, are currently directors. The biography for each of the nominees is available above under “Corporate Governance — Directors.” In accordance with the resolutions adopted by our Board concerning the nomination of individuals to serve as directors of the Company, our Board nominated each of the nominees following a recommendation of the nominees from our independent directors. Each of the nominees has consented to serve if elected. We do not expect that either of the nominees will become unavailable for election as a director, but if either nominee should become unavailable prior to the meeting, the proxies to vote for the nominees will instead be voted for a substitute nominee recommended by our Board.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

PROPOSAL NO. 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are asking our shareholders to cast an advisory vote to approve the compensation of our named executive officers as disclosed in this proxy statement.

The Board recognizes that executive compensation is an important matter for our shareholders. The guiding principles of our executive compensation philosophy and practice continue to be to attract, motivate and retain qualified executives who are able to contribute to growth in our net book value per share. We seek to accomplish this goal in a way that rewards performance and aligns our executives’ long-term interests with the long-term interests of our shareholders.

As described more fully in the Compensation Discussion and Analysis (“CD&A”) beginning on page 38 of this proxy statement, our executive compensation program has three main elements — base salaries, annual incentive compensation and long-term incentive compensation. Base salaries are established primarily based on the scope of an executive’s responsibilities, taking into account what our Compensation Committee considers competitive market compensation for similar positions, as well as individual performance and our overall financial results. Executive officers also receive annual incentive compensation, which is designed to reward performance that is consistent with our primary corporate objective of increasing our net book value per share through growth in our net earnings. Under our Annual Incentive Plans, 15% of our after-tax profits (unless that amount is decreased or increased by the Compensation Committee) is allocated by our Compensation Committee among our executive officers and employees based on individual performance. In addition, we believe that long-term incentive compensation in the form of share ownership furthers our objective of aligning the interests of our executives with our long-term performance. While other awards may be made under our 2006 Equity Incentive Plan, the Compensation Committee currently anticipates that the majority of shares issued under that plan will be issued in lieu of all or a portion of the cash bonus payments under the Annual Incentive Plans.

We believe the compensation program for the named executive officers is instrumental in helping the Company achieve its strong financial performance. The Company’s net earnings, which we believe drive growth in our net book value per share, our primary corporate objective, have grown to $174.1 million for 2010, an increase of $38.9 million or 28.8% over the prior year.

Before you vote, we urge you to read the CD&A and the 2010 Compensation section of this proxy statement for additional details on our executive compensation, including its governance, framework, components, and the performance assessments and compensation decisions for the named executive officers for 2010.

As an advisory vote, the results of this vote will not be binding on the Board or the Company. However, the Board values the opinions of our shareholders, and will carefully consider the outcome of the vote when making future decisions on the compensation of our named executive officers and the Company’s executive compensation principles, policies and procedures.

We ask our shareholders to approve the compensation of our named executive officers by voting “FOR” the following resolution:

RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2011 Annual General Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.

THE BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 4 — ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTES

As described in Proposal No. 3 above, we are asking you to vote, in a non-binding, advisory manner, on the Company’s executive compensation program. The advisory vote on executive compensation described in Proposal No. 3 above is referred to as a “say-on-pay vote.”

We are seeking input from our shareholders as to how often we should include a say-on-pay vote in our proxy materials for future annual shareholder meetings (or special shareholder meetings for which we must include executive compensation information in the proxy statement for that meeting). Under this Proposal No. 4, shareholders may vote to have the say-on-pay vote every one year, every two years or every three years, or they may abstain from casting a vote on this proposal.

As an advisory vote, the results of this vote will not be binding on the Board or the Company. However, the Board values and encourages constructive dialogue on compensation and other important governance topics with our shareholders, to whom it is ultimately accountable, and will consider the outcome of this advisory vote when determining the frequency of the say-on-pay vote.

After careful consideration, the Board has determined that an annual say-on-pay vote will allow our shareholders to provide timely, direct input on the Company’s executive compensation philosophy, policies and practices as disclosed in the proxy statement each year. The Board believes that an annual vote is therefore consistent with the Company’s efforts to engage in an ongoing dialogue with our shareholders on executive compensation and corporate governance matters.

THE BOARD RECOMMENDS THAT YOU VOTE TO HOLD A SAY-ON-PAY VOTE EVERY 1 YEAR.

PROPOSAL NO. 5 — AMENDMENT OF BYE-LAWS — DEEMED DELIVERY
OF ELECTRONIC RECORDS

Our bye-laws currently provide for delivery of notice by the Company to any shareholder by a variety of means, including letter mail or courier service, telecopier, facsimile, electronic mail or other mode of representing words in a legible form. Following recent amendments to the Bermuda Companies Act, the Board believes it is appropriate to update our bye-laws to specifically acknowledge that, unless a person has notified the Company that he or she prefers to receive documents in physical form, the Company is permitted to provide a document or notice to a person by the delivery or deemed delivery of an electronic record of the document by publishing it on a website and sending the person a notice that includes details of the publication of the document on the website, the address of the website, the place on the website where the document may be found and how the document may be accessed on the website. This amendment also conforms with the voluntary proxy notice and access rules enacted by the SEC.

The proposed amendments to the bye-laws are set forth on Annex F. We urge you to review Annex F before you vote.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF THE BYE-LAWS REGARDING THE DEEMED DELIVERY OF ELECTRONIC RECORDS.

PROPOSAL NO. 6 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has selected Deloitte & Touche Ltd., Bermuda (“Deloitte & Touche”), as our independent registered public accounting firm for the fiscal year ending December 31, 2011. At the Annual General Meeting, shareholders will be asked to ratify this selection and to authorize our Board, acting through the Audit Committee, to approve the fees for Deloitte & Touche. Representatives of Deloitte & Touche are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so. The representatives of Deloitte & Touche will also be available to respond to appropriate questions from shareholders.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2011 AND THE AUTHORIZATION OF OUR BOARD, ACTING THROUGH THE AUDIT COMMITTEE, TO APPROVE THE FEES FOR THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Audit and Non-Audit Fees

Aggregate fees for professional services rendered to us by Deloitte & Touche for the fiscal years ended December 31, 2010 and 2009 are set forth below.

	Fiscal Year 2010	Fiscal Year 2009

Audit Fees	$6,684,975	$5,346,344
Audit-Related Fees	24,024	195,214
Tax Fees	901,364	1,098,114
All Other Fees	37,895	—

Total	$7,648,258	$6,639,672

Audit Fees for the years ended December 31, 2010 and December 31, 2009 were for professional services rendered for the audit of our annual financial statements, for the review of our quarterly financial statements, for services in connection with the audits for insurance statutory and regulatory purposes in the various jurisdictions in which we operate and for the provision of consents relating to our filings with the SEC.

Audit-Related Fees for the years ended December 31, 2010 and December 31, 2009 consisted primarily of professional services rendered for financial accounting and reporting consultations.

Tax Fees for the years ended December 31, 2010 and December 31, 2009 were for professional services rendered for tax compliance and tax consulting.

All Other Fees for the year ended December 31, 2010 were for professional services rendered for Solvency II/Enterprise Risk Management consulting. There were no fees in the All Other Fees category for the fiscal year ended December 31, 2009.

Our Audit Committee approved all of the services and related fees described above. In addition, our Audit Committee considers whether the nature or amount of non-audit services could potentially affect Deloitte & Touche’s independence.

Our Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by its independent auditors. For the year ended December 31, 2010, the Audit Committee approved these services by its independent registered public accounting firm on an individual basis as the need arose. The Audit Committee may instead choose to pre-approve a list of specific services and categories of services, including audit, audit-related, and other services, for the upcoming or current fiscal year, subject to a specified cost level, although this was not done in 2010. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee. In addition, all audit and permissible non-audit services in excess of the pre-approved cost level, whether or not such services are included on the pre-approved list of services, must be separately pre-approved by the Audit Committee chairman.

PROPOSAL NO. 7 — ELECTION OF DIRECTORS FOR OUR SUBSIDIARIES

Under our amended and restated bye-laws, if we are required or entitled to vote at a general meeting of our subsidiaries, our Board must refer the subject matter of any vote regarding the appointment, removal or remuneration of directors to our shareholders and seek authority from our shareholders for our corporate representative or proxy to vote in favor of the resolutions proposed by these subsidiaries. We are submitting the election of the directors identified below for each subsidiary to our shareholders at the Annual General Meeting. Our Board will cause our corporate representative or proxy to vote the shares in these subsidiaries in the same proportion as the votes received at the meeting from our shareholders on these matters.

THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF THE SUBSIDIARY DIRECTOR NOMINEES LISTED HEREIN.

Subsidiary Director Nominees

AG Australia Holdings Limited
Paul J. O’Shea
Nicholas A. Packer
Steven Given
Sandra O’Sullivan
Nicholas Hall

American Concept Insurance Company
Karl J. Wall
Robert Carlson
Joseph Follis
Donald Woellner
Donna L. Stolz

Bantry Holdings Ltd.
Adrian C. Kimberley
Duncan M. Scott
David Rocke

B.H. Acquisition Limited
Richard J. Harris
Paul J. O’Shea
David Rocke
Adrian C. Kimberley

Blackrock Holdings Ltd.
Adrian C. Kimberley
Duncan M. Scott
David Rocke

Bosworth Run-off Limited
Gareth Nokes
Alan Turner
Albert Maass
Thomas Nichols
C. Paul Thomas
Brian J. Walker

Brampton Insurance Company Limited
Max Lewis
Thomas Nichols
Gareth Nokes
C. Paul Thomas
Alan Turner
Steven Western

Brittany Insurance Company Ltd.
Paul J. O’Shea
Richard J. Harris
Adrian C. Kimberley
David Rocke
Duncan M. Scott

Capital Assurance Company Inc.
Karl J. Wall
Robert Carlson
Andrea Giannetta
James Grajewski
Donna L. Stolz

Capital Assurance Services Inc.
Karl J. Wall
Robert Carlson
Andrea Giannetta
James Grajewski
Donna L. Stolz

Castlewood Limited
Adrian C. Kimberley
Duncan M. Scott
Elizabeth DaSilva

Cavell Holdings Limited
Gareth Nokes
C. Paul Thomas
Alan Turner

Cavell Insurance Company Limited
Ian Millar
Thomas Nichols
Gareth Nokes
C. Paul Thomas
Alan Turner

Chatsworth Limited
Adrian C. Kimberley
David Rocke
Elizabeth DaSilva
Orla Gregory

Church Bay Limited
Gary Potts
Jann Skinner
Bruce Bollom
Paul J. O’Shea
Nicholas A. Packer

Claremont Liability Insurance Company
Karl J. Wall
Robert Carlson
Joseph Follis
Andrea Giannetta
Donna L. Stolz

Clarendon Holdings, Inc.
Karl J. Wall
Cheryl D. Davis
Donna L. Stolz
Robert Carlson

CLIC Holdings, Inc.
Karl J. Wall
Donna L. Stolz
Robert Carlson
Cheryl D. Davis

Comox Holdings Ltd.
Richard J. Harris
Adrian C. Kimberley
Paul J. O’Shea
David Rocke

Compagnie Europeenne d’Assurances Industrielles S.A.
Nicholas A. Packer
C. Paul Thomas
Alan Turner

Constellation Reinsurance
Company Limited
Karl J. Wall
Robert Carlson
Thomas J. Balkan
Joseph Follis
Andrea Giannetta
Mark A. Kern
Raymond Rizzi
Teresa Reali
Donna L. Stolz
James Grajewski
Jay Banskota
Richard C. Ryan
Rudy A. Dimmling

The Copenhagen Reinsurance Company
Thomas Nichols
Gareth Nokes
Alan Turner

The Copenhagen Reinsurance Company (UK) Limited
Thomas Nichols
Gareth Nokes
Alan Turner
C. Paul Thomas
Steven Western

Copenhagen Reinsurance Services Limited
Thomas Nichols
Gareth Nokes
Alan Turner
C. Paul Thomas

Courtenay Holdings Ltd.
Richard J. Harris
David Rocke
Adrian C. Kimberley

Cranmore Adjusters Limited
Phillip Cooper
David Ellis
Gareth Nokes
Steven Norrington
Alan Turner
Mark Wood

Cranmore Adjusters (Australia) Pty Limited
Steven Given
Sandra O’Sullivan
Nicholas Hall
Steven Norrington

Cranmore (Asia) Limited
David Rocke
Paul J. O’Shea
Richard J. Harris
Adrian C. Kimberley
Duncan M. Scott

Cranmore Asia (Pte) Limited
Ian Belcher
Goh Mei Xuan Michelle

Cranmore (Bermuda) Limited
Adrian C. Kimberley
Richard J. Harris
Duncan M. Scott
David Rocke

Cranmore (US) Inc.
Karl J. Wall
Cheryl D. Davis
Donna L. Stolz
Robert Carlson

Cumberland Holdings Ltd.
Adrian C. Kimberley
Richard J. Harris
Paul J. O’Shea
David Rocke

Denman Holdings Limited
Richard J. Harris
Cameron Leamy
Kenneth Thompson

Electricity Producers Insurance Company (Bda) Limited
Paul J. O’Shea
Adrian C. Kimberley
David Rocke
Richard J. Harris
Orla Gregory
Duncan M. Scott

Enstar (EU) Holdings Limited
David Hackett
Gareth Nokes
Alan Turner

Enstar (EU) Limited
David Atkins
David Grisley
David Hackett
Duncan McLaughlin
Thomas Nichols
Gareth Nokes
Derek Reid
C. Paul Thomas
Alan Turner

Enstar Acquisition Ltd.
Gareth Nokes
C. Paul Thomas
Alan Turner

Enstar Australia Holdings Pty Ltd.
Gary Potts
Jann Skinner
Bruce Bollom
Paul J. O’Shea
Nicholas A. Packer

Enstar Australia Limited
Nicholas A. Packer
Nicholas Hall
Steven Given
Sandra O’Sullivan

Enstar Brokers Limited
Richard J. Harris
Elizabeth DaSilva
Adrian C. Kimberley
David Rocke

Enstar Financial Services Inc.
Robert Carlson
Cheryl D. Davis

Enstar Group Operations Inc.
Robert Carlson
Cheryl D. Davis

Enstar Holdings (US) Inc.
Karl J. Wall
Cheryl D. Davis
Donna L. Stolz
Robert Carlson

Enstar Insurance Management Services Ireland Limited
Nicholas A. Packer
Orla Gregory
Richard J. Harris
Kieran Hayes

Enstar Investments Inc
Karl J. Wall
Cheryl D. Davis
Donna L. Stolz
Robert Carlson

Enstar Limited
Paul J. O’Shea
Richard J. Harris
Adrian C. Kimberley
David Rocke
Elizabeth DaSilva

Enstar New York, Inc.
Karl J. Wall
Cheryl D. Davis
Donna L. Stolz
Robert Carlson

Enstar (US) Inc.
Karl J. Wall
Cheryl D. Davis
Donna L. Stolz
Robert Carlson

Enstar USA Inc.
Robert Carlson
Cheryl D. Davis
Karl J. Wall

Fieldmill Insurance Company Limited
Ian Millar
Thomas Nichols
Gareth Nokes
C. Paul Thomas
Alan Turner

Fitzwilliam Insurance Limited
Paul J. O’Shea
Richard J. Harris
Adrian C. Kimberley
David Rocke
Nicholas A. Packer

Flatts Limited
Gareth Nokes
C. Paul Thomas
Alan Turner

Forsakringsaktiebolaget Assuransinvest MF
Mats Höglund
Gareth Nokes
Alan Turner
Nicholas A. Packer

Gordian Runoff Limited
Gary Potts
Jann Skinner
Bruce Bollom
Paul J. O’Shea
Nicholas A. Packer

Goshawk Dedicated Ltd.
Gareth Nokes
C. Paul Thomas
Alan Turner

Goshawk Holdings (Bermuda) Limited
Adrian C. Kimberley
Orla Gregory
David Rocke
Richard J. Harris

Goshawk Insurance Holdings Limited
Gareth Nokes
C. Paul Thomas
Alan Turner

Guildhall Insurance Company Limited
Kathleen Barker
Thomas Nichols
Gareth Nokes
C. Paul Thomas
Alan Turner

Harper Holdings SARL
Nicholas A. Packer
John Cassin

Harper Insurance Limited
Michael H.P. Handler
Stefan Wehrenberg
Dr. Florian von Meiss
Richard J. Harris
Andreas K. Iselin

Harrington Sound Limited
Paul J. O’Shea
Nicholas A. Packer
Steven Given
Nicholas Hall
Sandra O’Sullivan

Hillcot Holdings Ltd.
Paul J. O’Shea
Adrian C. Kimberley
Richard J. Harris

Hillcot Re Limited
Ian Millar
Thomas Nichols
Gareth Nokes
C. Paul Thomas
Alan Turner

Hillcot Underwriting Management Limited
Gareth Nokes
C. Paul Thomas
Alan Turner

Hove Holdings Limited
Richard J. Harris
Adrian C. Kimberley
David Rocke
Elizabeth DaSilva

Hudson Reinsurance Company Limited
Paul J. O’Shea
Richard J. Harris
Adrian C. Kimberley
David Rocke
Duncan M. Scott

Inter-Ocean Holdings Ltd.
Adrian C. Kimberley
Duncan M. Scott
Richard J. Harris
Orla Gregory

Inter-Ocean Reinsurance Company Ltd.
Adrian C. Kimberley
Duncan M. Scott
Richard J. Harris
Paul J. O’Shea
Orla Gregory

Inter-Ocean Reinsurance (Ireland) Ltd.
Richard J. Harris
Orla Gregory
Kevin O’Connor

Kenmare Holdings Ltd.
Richard J. Harris
Paul J. O’Shea
Adrian C. Kimberley
Dominic F. Silvester
David Rocke
Nicholas A. Packer

Kinsale Brokers Limited
Philip Hernon
Gareth Nokes
Alan Turner

Knapton Holdings Limited
Gareth Nokes
C. Paul Thomas
Alan Turner

Knapton Insurance Limited
Gareth Nokes
Thomas Nichols
Jeremy Riley
C. Paul Thomas
Alan Turner
Brian J. Walker

Laguna Life Limited
Orla Gregory
Paul J. O’Shea
Nicholas A. Packer
Richard J. Harris
Kieran Hayes
David Allen
Alastair Nicoll

Longmynd Insurance Company Limited
Ian Millar
Gareth Nokes
Thomas Nichols
C. Paul Thomas
Alan Turner

Marlon Insurance Company Limited
Gareth Nokes
Thomas Nichols
C. Paul Thomas
Alan Turner
Steven Western

Marlon Management Services Limited
Gareth Nokes
C. Paul Thomas
Alan Turner

Mercantile Indemnity Company Limited
Ian Millar
Thomas Nichols
Gareth Nokes
C. Paul Thomas
Alan Turner

Mongard Ltd.
Adrian C. Kimberley
Duncan M. Scott
Orla Gregory
Richard J. Harris

Nordic Run-Off Limited
Gareth Nokes
C. Paul Thomas
Alan Turner

New Castle Reinsurance Company Ltd.
Richard J. Harris
Adrian C. Kimberley
Paul J. O’Shea
David Rocke

Northshore Holdings Limited
Elizabeth DaSilva
Richard J. Harris
Adrian C. Kimberley

Oceania Holdings Ltd.
Richard J. Harris
Adrian C. Kimberley
David Rocke

Overseas Reinsurance Corporation Limited
Adrian C. Kimberley
Paul J. O’Shea
Richard J. Harris
David Rocke

Paget Holdings GmbH Limited
David Rocke
Paul J. O’Shea
Richard J. Harris
Adrian C. Kimberley

Providence Washington Holdings, Inc.
Karl J. Wall
Robert Carlson
Donald Woellner
Donna L. Stolz

Providence Washington Insurance Company
Karl J. Wall
Robert Carlson
Joseph Follis
Donald Woellner
Donna L. Stolz

Providence Washington Insurance Solutions, LLC
Karl J. Wall
Robert Carlson
Cheryl D. Davis
Donna L. Stolz

PWAC Holdings Inc.
Karl J. Wall
Cheryl D. Davis
Donna L. Stolz
Robert Carlson

PW Acquisition Co.
Karl J. Wall
Robert Carlson
Donald Woellner
Donna L. Stolz

PW Holdings, Inc.
Karl J. Wall
Robert Carlson
Donald Woellner
Donna L. Stolz

Regis Agencies Limited
Gareth Nokes
C. Paul Thomas
Alan Turner

Revir Limited
Richard J. Harris
Elizabeth DaSilva
Adrian C. Kimberley
David Rocke

River Thames Insurance Company Limited
Max Lewis
Ian Millar
Thomas Nichols
Gareth Nokes
C. Paul Thomas
Alan Turner

Rombalds Limited
Gareth Nokes
C. Paul Thomas
Alan Turner

Rosemont Reinsurance Ltd.
Paul J. O’Shea
Orla Gregory
Richard J. Harris
Adrian C. Kimberley
David Rocke

Royston Holdings Ltd.
Adrian C. Kimberley
Richard J. Harris
David Rocke
Duncan M. Scott

Royston Run-off Ltd.
Thomas Nichols
Gareth Nokes
C. Paul Thomas
Alan Turner

Seaton Insurance Company
Karl J. Wall
Robert Carlson
Joseph Follis
Andrea Giannetta
Donna L. Stolz

SGL No. 1 Ltd.
Richard J. Harris
Timothy Hanford
Gareth Nokes

SGL No. 3 Ltd.
Richard J. Harris
Timothy Hanford

Shelbourne Group Limited
Timothy Hanford
Richard J. Harris
Philip Martin
Gareth Nokes
Paul J. O’Shea
Nicholas A. Packer

Shelbourne Syndicate Services Limited
Norman Bernard
Paul Carruthers
Andrew Elliot
Ewen Gilmour
Timothy Hanford
Richard J. Harris
Philip Martin
Gareth Nokes
Paul J. O’Shea
Nicholas A. Packer
Darren S. Truman

Shelly Bay Holdings Limited
Nicholas A. Packer
Paul J. O’Shea
Steven Given
Sandra O’Sullivan
Nicholas Hall

Simcoe Holdings Ltd.
Richard J. Harris
Adrian C. Kimberley
David Rocke
Elizabeth DaSilva

Sun Gulf Holdings, Inc.
Karl J. Wall
Robert Carlson
Cheryl D. Davis
Donna L. Stolz

Sundown Holdings Limited
Adrian C. Kimberley
David Rocke
Richard J. Harris

Tate & Lyle Reinsurance Limited
Adrian C. Kimberley
David Rocke
Richard J. Harris

TGI Australia Limited
Gary Potts
Jann Skinner
Bruce Bollom
Paul J. O’Shea
Nicholas A. Packer

Unionamerica Acquisition Company Limited
Thomas Nichols
Gareth Nokes
C. Paul Thomas
Alan Turner

Unionamerica Holdings Limited
Thomas Nichols
Gareth Nokes
C. Paul Thomas
Alan Turner

Unionamerica Insurance Company Limited
Kathleen Barker
Thomas Nichols
Gareth Nokes
Jeremy Riley
C. Paul Thomas
Alan Turner

Unione Italiana (UK) Reinsurance Company Limited
Ian Millar
Thomas Nichols
Gareth Nokes
C. Paul Thomas
Alan Turner

Virginia Holdings Ltd.
Richard J. Harris
Adrian C. Kimberley
David Rocke

York Insurance Company
Karl J. Wall
Robert Carlson
Joseph Follis
Donald Woellner
Donna L. Stolz

Subsidiary Director Nominees’ Biographies

Biographies for Dominic F. Silvester and Paul J. O’Shea are included above in “Corporate Governance — Directors.” Biographies for Richard J. Harris and Nicholas A. Packer are included above in “Corporate Governance— Executive Officers.” Biographies for all other subsidiary director nominees are set forth below.

David Allen is a non-executive director of Laguna Life Limited and is currently a member of the Board of Directors of Altus Alpha plc. He was formerly Managing Director of Donnybrook Capital Partners Limited, a position he held from 2005 to 2008. Prior to that he was, from 1995 to 2004, Managing Director of Bankgesellschaft Berlin (Ireland) plc, a company within the Unicredit Banking Group.

David Atkins was appointed to Head of Claims and Commutations of Enstar (EU) Limited in April 2007. From 2003 to 2007, he served as Manager of Commutations. Prior to 2003, Mr. Atkins served as Manager of Commutation Valuations for Equitas Management Services Limited in London from 2001 to 2003, and Analyst in the Reserving and Commutations Department from 1997 to 2001.

Thomas J. Balkan has served as Vice President, Secretary and Authorized House Counsel for Enstar (US) Inc. since April 2005 in St. Petersburg, Florida. He served in similar positions in the Florida office for International Solutions LLC from January 2002 until April 2005. He also currently serves as Corporate Secretary for Enstar Holdings (US) Inc. and its subsidiaries, and for Seaton Insurance Company. From November 1994 until December 2001 he served as Vice President, Secretary and Authorized House Counsel for various Bay West Group companies located in St. Petersburg, Florida. From October 1987 until September 1994 he worked as an associate in a law firm located in Piscataway, New Jersey.

Jay Banskota has served as the Vice President — Ceded Reinsurance of Enstar (US) Inc., since February 2006. Mr. Banskota also served as a Director of Alpha Star (f/k/a Stirling Cooke Brown) from 2001 to August 2005 in New York, New York.

Kathleen Barker joined Enstar (EU) Limited in March 2009 as a Client Manager. Ms Barker qualified with Coopers & Lybrand in the UK and then transferred to the Bermuda office. She was Finance Director of The Hartford Financial Services Group in Bermuda from 2000 until 2006 and subsequently undertook two senior interim roles in the London market prior to joining Enstar. Ms. Barker is a Fellow of the Institute of Chartered Accountants in England and Wales.

Ian Belcher is currently managing director of Cranmore Asia (Pte) Limited. He joined Cranmore (Asia) Limited in 2009 after running his own Asia-based reinsurance consultancy company since 2004. Prior to that he held positions as Director of GRM, the consultancy arm of CNA Europe, from 2002 to 2004; Chief Internal Auditor of ESG Re, a multinational reinsurer from 1999 to 2004 and Executive Vice President of Compre Administrators Limited from 1993 to 1999.

Norman Bernard joined the board of Shelbourne Syndicate Services Limited in April 2009 as a non-executive director. Mr. Bernard is currently a director of First Consulting. He is mainly involved in the direction of assignments in financial services, covering market-based strategy, organizational structure and development, management processes, technology and operations. As a management consultant, Mr. Bernard previously worked for Booz Allen Hamilton and McKinsey & Co. Mr. Bernard’s positions include Chairman and Chief Executive Officer of Citicorp’s Lloyd’s Insurance broker, based in London, and also positions in Grindlays Merchant Bank and the National Westminster Bank.

Bruce Bollom is a non-executive director for Chubb Insurance Company of Australia Limited and Primacy Underwriting Agency Pty Limited and non-executive chairman for Macquarie Premium Funding Pty Ltd. He was the Chief Executive Officer of Willis Australia Limited until December 2005, and had been with Willis since 1979 holding various roles in finance and management, including a six-year secondment to London.

Robert Carlson has served as the Executive Vice President of Enstar (US) Inc. since February 2006. He is located in the Warwick, Rhode Island office. Mr. Carlson also served in various capacities including Sr. Vice President of Providence Washington Insurance Co. from 1976 through 2005.

Paul Carruthers has served as the Chief Financial Officer at Shelbourne Syndicate Services Limited, a Lloyd’s Managing Agency, since August 2009, and originally joined Enstar (EU) Limited in early 2009. From April 2007 to December 2008, Mr. Carruthers was the Finance Director at RiverStone Managing Agency. From 1999 to 2002, Mr. Carruthers worked for Royal and SunAlliance in a number of personal lines finance roles. He is a member of the Institute of Chartered Accountants in England and Wales.

John Cassin is a non-executive director of Harper Holdings SARL, and has been an independent consultant and director of various Luxembourg companies since retiring from a career in international banking in 2003. He was previously the Managing Director of the Prudential Bache International Bank, which he established in Luxembourg in 1984. He started his career in banking at the Marine Midland Bank in New York and held various senior management positions at the bank’s offices in New York, London and Paris.

Phillip Cooper has been a Director of Cranmore Adjusters Limited since 1999. Mr. Cooper served as a Reinsurance Consultant for Peter Blem Adjusters Limited from 1996 to 1999 and from 1990 to 1992, as well as serving as Director of Training during the former period for Peter Blem Management Services Limited. From 1992 to 1996, he served as head of the Technical Support Group for Syndicate Underwriting Management, and prior to 1990, he served as Assistant Reinsurance Manager.

Elizabeth DaSilva has been the Human Resources and Administration manager of Enstar Limited since 1996. From 1993 until 1996, Ms. DaSilva worked as a reinsurance accountant for Powerscourt Group Ltd.

Cheryl D. Davis has served as the Chief Financial Officer of Enstar USA, Inc. since January 2007. Ms. Davis was Chief Financial Officer and Secretary of The Enstar Group, Inc. from April 1991 through the Merger in January 2007 and was Vice President of Corporate Taxes of The Enstar Group, Inc. from 1989. Ms. Davis has been employed with The Enstar Group, Inc. since April 1988. Prior to joining The Enstar Group, Inc., Ms. Davis was a Senior Manager with KPMG Peat Marwick.

Rudy A. Dimmling is a non-executive director of Constellation Reinsurance Company Limited and a managing director of The Princeton Partnership located in Fairfield, Connecticut. Previously, Mr. Dimmling was Senior Vice President and Chief Administrative Officer of Centre Group Holdings LLC, the former parent of Constellation Reinsurance Company Limited, from January 2000 until April 2007. Centre Group Holdings LLC is a wholly owned subsidiary of Zurich Financial Services and is located in New York, New York. During his tenure at Zurich Financial Services, Mr. Dimmling served on the Board of Directors of Constellation Reinsurance Company Limited, as well as several other affiliated companies of Centre Group Holdings LLC.

Andrew Elliot has served as Underwriter and a Director of Shelbourne Group Limited since October 2007. Mr. Elliot was Active Underwriter of Liberty Syndicate 282 between 1994 and 2006 and Managing Underwriter of Liberty Syndicates between 2005 and 2006. He has previously held underwriting roles at Wellington, KPH and Marchant & Eliot Group. During his tenure as a Lloyd’s Underwriter, he was a member of various Lloyd’s Committees including the LMA Board, Lloyd’s Authorisations Committee and the Joint Excess of Loss Committee. Mr. Elliott is a Chartered Insurer.

David Ellis joined Cranmore Adjusters Limited as a Reinsurance Consultant in 2000 and has been a director since 2007. Mr. Ellis served as a Reinsurance Consultant for Compre Administrators Limited from 1999 to 2000 and for Ward & Associates Limited from 1993 to 1999.

Joseph Follis has more than 26 years of experience in the property & casualty claims arena. Since February 2006, Mr. Follis has served as Senior Vice President of Enstar (US) Inc., in Warwick, Rhode Island. Prior to that, and since October 1999, he served as Vice President of Claims for Highlands Insurance Company in Trenton, New Jersey. From July 1995 through October 1999, Mr. Follis served as Vice President of Environmental Claims for Envision Claims Management in Morristown, New Jersey. Mr. Follis began his insurance career with Continental Insurance Company in Cranbury, New Jersey, where he worked from May 1982 through July 1995. Mr. Follis held several positions while at Continental Insurance Company, and at the time of his departure was the Assistant Vice President of Environmental Claims.

Andrea Giannetta has served as Vice President of Enstar (US) Inc. since April 2007. Ms. Giannetta has also served as Senior Vice President and Director of Capital Assurance Company since August 2008. Ms. Giannetta further has served as Vice President and Director of Constellation Reinsurance Company Limited since January 2009. From 2003 until April 2007, she served as Assistant Vice President for RiverStone Claims Management in Manchester, New Hampshire.

Ewen Gilmour joined Shelbourne Syndicate Services as a non-executive director in October 2009 and was appointed as an executive director and Chief Executive Officer in 2011. He is also a non-executive director of a number of other Lloyd’s based companies, including Antares Underwriting Services, Hampden Agencies, and Xchanging Insurance Services Group. In addition, he serves on the Council of Lloyd’s and was Deputy Chairman of Lloyd’s from 2006 to 2010. He is a Chartered Accountant and was Chief Executive of Chaucer Holdings plc until retirement in December 2009. Formerly a corporate financier with Charterhouse Bank, he moved to the Lloyd’s market in 1993 to help facilitate the introduction of corporate capital.

Steven Given is Chief Executive Officer of Enstar Australia Limited. Prior to Mr. Given’s move to Australia, he was Senior Vice President of Enstar (US) Inc. between July 2007 and June 2008, and led the Group Commutations Team at Enstar (EU) Limited from June 2001 to June 2007. Mr. Given was previously Chief Financial Officer of IAM (Bermuda) Limited from 1997 to 2001, and Financial Controller of LaSalle Re Limited in Bermuda from 1993 to 1997. Prior to 1993, Mr. Given was employed as a senior auditor for KPMG Peat Marwick in Bermuda and for Pannell Kerr Forster in Dublin. Mr. Given is a Fellow of the Institute of Chartered Accountants in Ireland and holds an MBA from the Edinburgh Business School.

James Grajewski has served as Senior Vice-President of Capital Assurance Company and Capital Assurance Services, Inc. since August 2008. Mr. Grajewski has served as Executive Vice President of Enstar (US) Inc. since January 2007. Mr. Grajewski also served as Executive Vice President of International Solutions, LLC in Florida from April 2000 to December 2006. From January 1992 until March 2000, he served as Reinsurance Manager for Royal SunAlliance Insurance Company in North Carolina.

Orla Gregory has served as Vice-President of Mergers and Acquisitions of Enstar Limited since September 2009, and has been with the Company since 2003. Ms. Gregory worked as Financial Controller of Irish European Reinsurance Company Ltd. in Ireland from 2001 to 2003. She worked in Bermuda from 1999 to 2001 for Ernst & Young as an Investment Accountant. Prior to this, Ms. Gregory worked for QBE Insurance & Reinsurance (Europe) Limited in Ireland from 1993 to 1998 as a Financial Accountant.

David Grisley has been the U.K. IT Director of Enstar (EU) Limited since 1996. From 1993 until 1996, Mr. Grisley served as IT Manager for Powerscourt Group Limited in Bermuda. Prior to 1993, Mr. Grisley was the IT Manager for Anchor Underwriting Mangers in Bermuda from 1988 and a senior IT consultant for the Bermuda office of Coopers & Lybrand from 1984 to 1987.

David Hackett has been the Financial Director of Enstar (EU) Limited since 1996. Mr. Hackett also served as Vice President of Enstar Limited from 1993 to 1996. From 1991 until 1993, he served as Vice President for Anchor Underwriting Managers Limited in Bermuda. Mr. Hackett was Senior Vice President for International Risk Management Limited in Bermuda from 1979 to 1991 and a senior auditor in the Montreal office of Thorne Riddell from 1973 to 1979.

Nicholas Hall was appointed a director of Enstar Australia Limited effective February 2009. In addition to his role as a Director, Mr. Hall has served as Direct Claims and Ceded Reinsurance Manager of Enstar Australia Limited since his appointment in March 2008. Mr. Hall served as Senior Auditor of Cranmore Adjusters Limited from March 2003 to March 2008 in London and Sydney. From March 1997 until March 2003, he served in various roles for Gordian Runoff Limited and Cobalt Solutions Services Ltd. in London and Sydney.

Michael H.P. Handler is a non-executive director of Harper Insurance Limited and is the Chairman and Managing Director of Guy Carpenter Continental Europe and a member of the Guy Carpenter International Management Board. He has been on the Board of Directors of Russian Reinsurance Company since 1997 and its Non-Executive Chairman since 2003. Mr. Handler began his career with Guy Carpenter in 1974, working in both New York and briefly in Copenhagen until his transfer to Zurich in 1996.

Timothy Hanford has served as a director of Shelbourne Group Limited since December 2007. Mr. Hanford is Co-Head of FPK Capital, the private equity vehicle of Fox-Pitt, Kelton, Cochran, Caronia & Waller, and serves as a director of Encore Capital Group Inc. He previously served as Head of Private Equity at Dresdner Bank, a member of the Institutional Restructuring Unit’s Executive Committee. Mr. Hanford’s other previous experience includes private equity investing with Charlemagne Capital and serving as a Board Director of Schroders, based in Hong Kong and Tokyo, where he was responsible for structured finance. Mr. Hanford holds an MS degree from Stanford University’s Graduate School of Business, where he was a Sloan Fellow, and a BSc degree in Chemical Engineering from Birmingham University.

Philip Hernon has been the Managing Director of Kinsale Brokers Limited since its formation in 2003. Prior to that position, Mr. Hernon held various senior positions within three of Lloyd’s brokers. In 1995, he was a founding Director of Helix U.K. Ltd.

Mats Höglund joined the board of Forsakringsaktiebologet Assuransinvest MF in 2010. Mr Höglund is also a member of a number of other insurance company boards including Chairman of Bliwa Nonlife and Vice Chairman of Bliwa Life Insurance. From 1972 to 2005, Mr Höglund held senior positions within the Trygg-Hansa Group in Sweden.

Andreas K. Iselin joined the board of Harper Insurance Limited in November 2009. Since 2008, Mr. Iselin has worked as an independent management consultant providing services to the insurance industry. From 1998 to 2007 he was the Chief Reinsurance Executive of the Helvetia Insurance Group in St. Gallen, Switzerland. Prior to this, Mr. Iselin held senior positions with both Winterthur Insurance Group and Swiss Re Group.

Mark A. Kern has served as the Senior Reinsurance Analyst at Enstar (US) Inc. since 2003 and has been based out of Florida and New York.

Adrian C. Kimberley has been with the Company since 2001 and is currently its Group Chief Accountant. Mr. Kimberley also served as Controller of Enstar Limited from 2000 to 2001. From 1995 until 2000, he served as Senior Account Manager for Powerscourt Management Limited in Bermuda. Mr. Kimberley was the Controller for Techware Systems Corporation in Vancouver, Canada from 1992 to 1995 and a senior auditor in the Vancouver office of KPMG Peat Marwick from 1986 to 1992.

Cameron Leamy is a non-executive director of Denman Holdings Limited and is currently a member of the Board of Directors of R.G.A. Canada Ltd., Sun Life Assurance Company of Canada (Barbados) Limited and Sun Life of Canada Reinsurance (Barbados) Ltd. He was formerly Senior Vice President — Marketing of Sun Life and Chief Marketing Officer for all the company’s lines of business. Prior to that, he was Branch Manager of Sun Life’s United States operations. Mr. Leamy retired from Sun Life at the end of 1996.

Max Lewis is currently an independent consultant who has been a non-executive director of River Thames Insurance Company since 2002 and Brampton Insurance Company since 2006. Mr. Lewis is also a non-executive director of Motors Insurance Company U.K. He worked in various senior executive positions at Marsh & McLennan Companies (formerly Sedgwick Group) from 1979 to 2001 and in December 2006 retired as chairman of the Medisure Group of Companies.

Albert Maass is a non-executive director of several of the Company’s subsidiaries. Mr. Maass has headed the Alternative Investment Division of Shinsei Bank since September 2007 and has been with Shinsei Bank since October 2004, when he joined as General Manager of the Office of Chief Investment Officer. Prior to joining Shinsei, he was with HVB in New York, Tokyo and Hong Kong. Mr. Maass previously worked for Central Bank of Chile, EBRD (London), Nomura (London), Mariner Investment Group (NY) and Allied Capital (NY). Mr. Maass holds a degree in economics from Universidad Católica de Chile and a degree in mathematics from Universidad de Chile.

Philip Martin is the Chief Operating Officer of Shelbourne Syndicate Services Limited, having assumed this position in August 2009. Mr. Martin has served as a Director of Shelbourne Group Limited since 2008. Mr. Martin served as an Executive Director of Goldman Sachs International from 2007 to 2008 in London. From 1996 until 2007, he served as Managing Director for Guy Carpenter & Co. Ltd. in London.

Duncan McLaughlin has been a director of Enstar (EU) Limited since April 2006. He joined the Company in 2000 and was previously a Senior Manager dealing with technical aspects of reinsurance run-off particularly for third-party clients. Prior to joining the Company, he was a senior reinsurance auditor for Compre Services (UK) Limited from 1998 to 1999, a reinsurance specialist at Global Resource Managers from 1996 to 1997, a reinsurance auditor for Chiltington International Limited from 1994 to 1996 and a reinsurance technician for Syndicate Underwriting Management from 1992 to 1994.

Goh Mei Xuan Michelle has been a Relationship Manager of Rikvin Pte Ltd. since August 2010. She currently holds directorship positions in several companies in Singapore. She was previously connected with Drew & Napier LLC as a Secretary.

Ian Millar joined Enstar (EU) Limited in September 2004 and has served as Client Manager for various Enstar companies. From 2002 to 2004, he worked within the insurance division of Deloitte & Touche’s Bermuda office. Mr. Millar is a member of the Canadian Institute of Chartered Accountants.

Alastair Nicoll is a non-executive director of Laguna Life Limited. He is currently the Chief Operating Officer of Aon Global Risk Consulting in Ireland, a position he has held since 2005. From 1996 to 2005, he held risk consulting roles with Aon in the United Kingdom, working mainly with European clients. Prior to that he worked in capture management with Aon Bermuda from 1986 to 1995. Mr. Nicoll is responsible for the risk consulting business in Ireland and currently serves on several client boards.

Thomas Nichols has been an account manager for a number of run-off clients of Enstar (EU) Limited since 2003. Before joining Enstar (EU) Limited, Mr. Nichols served as a manager in the insurance division of PricewaterhouseCoopers from 1999 to 2003. He is a member of the Institute of Chartered Accountants for England and Wales.

Gareth Nokes joined Enstar (EU) Limited in January 2006 as the U.K. Group Chief Financial Officer. From March 2005 to January 2006, Mr. Nokes worked as Group Manager within the Integrated Business Solutions team of Deloitte & Touche’s Cambridge, U.K. office. From 2001 to 2005, Mr. Nokes worked within the insurance division of Deloitte & Touche’s Bermuda office. Mr. Nokes is a fellow of the Association of Certified Chartered Accountants.

Steven Norrington is based in the U.S. and is the Chief Executive Officer of the Cranmore Group of Companies and the President of Cranmore (US) Inc. Prior to this promotion, Mr. Norrington was the Managing Director of Cranmore Adjusters Limited from 1999 to December 2009. From 1993 to 1999, Mr. Norrington served as a Reinsurance Consultant and Director of Peter Blem Adjusters Limited. From 1991 to 1993, he served as a Reinsurance Auditor for Insurance & Reinsurance Services Ltd., formerly the audit team of Walton Insurance Ltd. for whom he served from 1990. Prior to 1990, he worked for the Liquidator of Mentor Insurance Ltd. from 1988 to 1990 and for Alexander Howden Group in various roles from 1983 to 1988.

Kevin O’Connor has been the General Manager of Inter-Ocean Reinsurance (Ireland) Ltd. since April 2006. Mr. O’Connor has been a Senior Partner in O’Connor, Crossan & Co., a chartered certified accountancy practice in Ireland, since 2005. He worked previously as a sole practitioner from 1995 to 2004. In 1994, he worked as Assistant Financial Controller at Belvedere Insurance Company Ltd. in Bermuda. From 1978 to 1993, he worked in practice for a number of audit and accountancy firms in Ireland.

Sandra O’Sullivan has served as the Chief Financial Officer of Enstar Australia Limited since March 2008. Between 2001 and March 2008, she was employed by AMP Limited in the capacity of Manager of Statutory and Management Reporting, Finance Executive and Finance Manager. Prior to her employment with AMP Limited, Ms. O’Sullivan was employed by GIO Australia Ltd. in several finance roles in insurance and investment services.

Gary Potts is a non-executive director of several of the Company’s Australian subsidiaries and was appointed as a part-time Commissioner (Australia) for three years in April 2006. Prior to his appointment, Mr. Potts had been an Associate Commissioner since 2002. Prior to 2002, he was an Executive Director and Deputy Secretary in the Treasury in Australia for ten years with responsibility for domestic economic forecasting, monetary and fiscal policy issues and policy development as it related to the financial sector, corporations law, the Trade Practices Act and foreign investment. In earlier years he held senior positions in the areas of tax policy and international economic policy. He was the Treasury representative in Tokyo for three years from 1984.

Teresa Reali has worked as a Senior Accountant for Enstar (US) Inc. in Rhode Island since March 2006. From July 2005 to March 2006, she was a Senior Accountant with FirstComp Insurance Company in Rhode Island. From 1995 to 2005, Ms. Reali worked for Providence Washington Insurance Company in Rhode Island. Her last position with Providence Washington was Senior Accountant.

Derek Reid has been the Legal Director of Enstar (EU) Limited since January 2004. Previously, he was a partner in the insurance/reinsurance group at Clyde & Co in England handling a mixture of contentious and non-contentious insurance/reinsurance run-off work. He qualified as a solicitor in 1991 and joined Clyde & Co in 1994.

Jeremy Riley is an independent non-executive director of Knapton Insurance Limited and Unionamerica Insurance Company Limited, having been appointed in May 2010. Mr. Riley has held a number of roles in the global Insurance markets, working at a strategic and senior executive level. Most recently, Mr. Riley was the Regional CEO of a multinational insurance company and has worked as an advisor to a number of Private Equity firms.

Raymond Rizzi has served as Vice President of Enstar (US) Inc. since April 2006, and had also served as Vice President of the Stonewall Insurance Company from April 2006 through April 2010. He also served as Regional Manager, Assistant Vice President, and Vice President of Highlands Insurance Company from January 2000 to April 2006 in Lawrenceville, New Jersey. From 1996 until 1999, he served as Vice President for Envision Claims Management in Morristown, New Jersey. From 1989 until 1996, he served as Home Office Account Manager and Home Office Account Executive for Travelers Insurance Company in Hartford, Connecticut.

David Rocke has been a director and Senior Vice President of Enstar Limited since 2006. From 2002 to 2006, he served as a director of Enstar (EU) Limited and of the Company’s U.K. insurance subsidiaries and has been a senior officer with the Company since 1996. Immediately prior to joining the Company in 1996, Mr. Rocke held the position of Insolvency Manager at Deloitte & Touche in Bermuda, having previously been a senior auditor with that firm.

Richard C. Ryan has been the Controller and Treasurer of Enstar (US) Inc. since April 2005. Mr. Ryan served as Controller of International Solutions LLC from 1999 to 2005 in Florida. He was Field Controller of AIG Domestic Life Companies from 1995 to 1999 in Delaware. Mr. Ryan was a Manager & Auditor for American Centennial Insurance Company from 1983 to 1995 in New Jersey.

Duncan M. Scott has been a Vice President of Run-Off and Insolvency Operations of the Company since 2001. From 1995 until 2000, he served as Controller & General Manager of Stockholm Re (Bermuda) Ltd. From 1993 to 1994, he served as AVP Reinsurance of Stockholm Re (Bermuda) Ltd. Mr. Scott was a senior auditor in the Bermuda office of Ernst & Young from 1990 to 1992 and in the Newcastle, U.K. office of KPMG from 1986 to 1989.

Jann Skinner has served as a director of Gordian Runoff Limited, TGI Australia Limited, Church Bay Limited and Enstar Australia Holdings Pty Limited since November 2008. Ms. Skinner also served as a Partner of PricewaterhouseCoopers from July 1987 until June 2004 in Sydney. From 1975 to 1987 she worked in the audit division of PricewaterhouseCoopers (formerly Coopers & Lybrand) in both their Sydney and London offices.

Donna L. Stolz has been the Executive Vice President and Chief Administrative Officer of Enstar (US) Inc. since 2005. Ms. Stolz was the Vice President of Administration for International Solutions LLC in 2004. She served as Vice President of Marketing and Sales from 1997 to 2001 and Senior Business Analyst from 1994 to 1997 for Systems Integration and Imaging Technologies, Inc.

C. Paul Thomas has been an account manager for a number of run-off clients of Enstar (EU) Limited since 2001 and a director of Enstar (EU) Limited since 2006. Before joining Enstar (EU) Limited, Mr. Thomas served as a financial controller and, subsequently, finance director of Wasa International (UK) Insurance Company from 1997 to 2001. Prior to that, Mr. Thomas held increasingly senior financial positions within Friends Provident Group between 1993 and 1997 and NM Financial Management between 1988 and 1993.

Kenneth Thompson is a non-executive director of Denman Holdings Limited and serves as the President of Thomson International Management Inc., a Barbados-based organization specializing in the provision of management, administrative and accounting services to the international business sector. Previously, he was the Area Manager for CIBC Barbados with the overall responsibility for the operations of CIBC in Barbados, including ten branches, the Corporate Finance Centre, the Trust Company and Data Services Centre, involving a workforce of some 300 employees.

Darren S. Truman has served as Claims and Reinsurance Director of Shelbourne Syndicate Services since September 2009, and has been a Senior Technical Manager of the Company since April 2004. Mr. Truman also served as a Technical Manager for Gerling Global General and Re in London from July 2003 to March 2004. From September 1994 to June 2003, he held a number of positions within RiverStone Management in London, the last four years as a Workout Specialist. From September 1987 to September 1994, Mr. Truman held a number of positions within Thurgood Farmer and Hackett in London, the last two years as Section Head for LMX Broking.

Alan Turner has served as the Managing Director of Enstar (EU) Limited since April 2006 and is a director of a number of the Company’s U.K. subsidiaries. Prior to this, he was responsible for the general management of several of the Company’s U.K. reinsurance company subsidiaries. From 1989 to 2000, he was employed by Deloitte & Touche in the U.K. and then Bermuda, specializing in audit and insolvency work. He obtained a U.K. Chartered Accountant designation in 1992 and also has a BA (Hons) Business Studies degree qualification.

Dr. Florian von Meiss is a non-executive director of Harper Insurance Limited. Dr. von Meiss opened a law firm in 1980 under the name of Thurnherr von Meiss and Partners in Zurich. He continues to practice primarily in corporate matters and concentrates on the consumer industry. Dr. von Meiss holds law degrees from both the University of Zurich and the Columbia School of Law.

Brian J. Walker joined Enstar (EU) Limited in 2003 as a Senior Manager and has served as Assistant General Manager of Harper Insurance Limited since 2004. From 2000 until 2003, he served as Group Finance Director of British-American (UK) Ltd. Prior to 2000, Mr. Walker was a Senior Audit Manager with Ernst & Young, Bermuda.

Karl J. Wall has been the President and Chief Operating Officer of Enstar (US) Inc. since 2005. Mr. Wall served as Chief Executive Officer and Operating Manager of International Solutions LLC from 1993 to 2005. He was Chief Operating Officer for Facility Insurance Corporation from 1997 until 2000. He was Vice President at American Centennial Insurance Company from 1986 to 1993.

Stefan Wehrenberg is a non-executive director of Harper Insurance Limited and a partner of BLUM Attorneys at Law since January 2005 and was previously a senior associate with two Zurich law firms. He continues to practice primarily in administrative law and international criminal law. Mr. Wehrenberg holds a law degree from the University of Zurich.

Steven Western has been an account manager for a number of run-off clients of Enstar (EU) Limited since 2007. Between 1995 and 2007, he held various positions within the Enstar Group (formerly Castlewood) including Chief Operating Officer of Castlewood Risk Management Ltd from 1995 to 2003 and Director of Finance and Administration of Kinsale Brokers Limited between 2004 and 2007. Prior to 1995, Mr. Western was Vice President of International Risk Management (Bermuda) Limited. He is a member of the Institute of Chartered Accountants in England & Wales.

Donald Woellner has served as Senior Vice President of Enstar (US) Inc. since August 2010. He is located in the E. Providence, Rhode Island office. Mr. Woellner also serves as Senior Vice President & Chief Financial Officer of several insurance companies acquired in 2010. Prior to joining Enstar (US) Inc., Mr. Woellner served as Senior Vice President and Treasurer of the Providence Washington Insurance Companies from 2005-2010.

Mark Wood joined Cranmore Adjusters Limited in 1999 as an Associate Director and has been a director since 2002. Mr. Wood served as a Reinsurance Consultant for Peter Blem Adjusters Limited from 1998 to 1999 and for Rodney-Smith & Partners Limited (which ultimately became Whittington Insurance Consultants Limited) from 1989 to 1998. Between 1983 and 1989, he worked in the claims and reinsurance teams for the A.A. Cassidy and D.W. Graves Syndicates at Lloyd’s, Greig Fester Limited and Finnish Industrial & General Insurance Company Limited.

PROPOSAL NO. 8 — ADJOURNMENT OR
POSTPONEMENT OF THE MEETING

If a quorum is present at the Annual General Meeting, but we fail to receive a sufficient number of votes to approve one or more of Proposals No. 1A through 1F, we may propose to adjourn or postpone the meeting, for a period of not more than 30 days, to solicit additional proxies in favor of the approval of Proposals No. 1A through 1F, as necessary. We will not use the discretionary authority granted by the proxies voted against Proposals No. 1A through 1F to adjourn the meeting to solicit additional votes to approve those Proposals.

We currently do not intend to propose adjourning or postponing the Annual General Meeting if there are sufficient votes represented at the meeting to approve Proposals No. 1A through 1F.

THE BOARD RECOMMENDS THAT YOU VOTE FOR AUTHORIZATION OF THE PROXIES TO ADJOURN OR POSTPONE THE MEETING IN THEIR DISCRETION.

OTHER GOVERNANCE MATTERS

Shareholder Proposals for the 2012 Annual General Meeting

Shareholder proposals intended for inclusion in the proxy statement for the 2012 annual general meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act should be sent to our Secretary at Enstar Group Limited, P.O. Box 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton, HM JX, Bermuda and must be received by January 28, 2012 and otherwise comply with the requirements of Rule 14a-8 in order to be considered for inclusion in the 2012 proxy materials. If the date of next year’s annual general meeting is moved more than 30 days before or after the anniversary date of this year’s annual general meeting, the deadline for inclusion of proposals in our proxy materials is instead a reasonable time before we begin to print and mail our proxy materials. If the January 28, 2012 deadline is missed, a shareholder proposal may still be submitted for consideration at the 2012 annual general meeting of shareholders if it is received no later than April 12, 2012, although it will not be included in the proxy statement. If a shareholder’s proposal is not timely received, then the proxies designated by our Board for the 2012 annual general meeting of shareholders may vote in their discretion on any such proposal the ordinary shares for which they have been appointed proxies without mention of such matter in the proxy materials for such meeting.

Householding

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the proxy materials may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the proxy materials to you if you request them by calling or writing to Investor Relations at Enstar Group Limited, P.O. Box 2267, Windsor Place, 3rd Floor, 18 Queen Street, Hamilton, HM JX, Bermuda (Telephone: (441) 292-3645). If you want to receive separate copies of the proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or phone number.

Other Matters

We know of no specific matter to be brought before the meeting that is not referred to in this proxy statement. If any other matter properly comes before the meeting, including any shareholder proposal properly made, the proxy holders will vote the proxies in accordance with their best judgment on such matter.

WE WILL FURNISH, WITHOUT CHARGE TO ANY SHAREHOLDER, A COPY OF ANY EXHIBIT TO OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010 UPON WRITTEN REQUEST TO AMY DUNAWAY IN INVESTOR RELATIONS, C/O ENSTAR GROUP LIMITED, P.O. BOX 2267, WINDSOR PLACE, 3RD FLOOR, 18 QUEEN STREET, HAMILTON, HM JX, BERMUDA.

ANNEX A

Proposed Amendments to Bye-Law 4.1

4.1	At the date ~~these~~this Bye~~-laws are~~law 4.1 is adopted, the share capital of the Company shall be divided into three classes: (i) ~~100,000,000~~90,000,000 ordinary shares of par value US$1.00 each (the “Common Shares”), (ii) ~~6,000,000~~21,000,000 non-voting convertible ordinary shares of par value US$1.00 each (the “Non-Voting Convertible Common Shares”) and (iii) ~~50,000,000~~45,000,000 preference shares of par value US$1.00 each (the “Preference Shares”).

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ANNEX B

Proposed Amendments to Bye-Laws 1.1, 4.2, 4.3 and 15

The following new definitions will be included in Bye-law 1.1:

“BHC Affiliates” means, with respect to any Member, all “affiliates” as defined in the U.S. Bank Holding Company Act of 1956, as amended, or Regulation Y of the Board of Governors of the U.S. Federal Reserve System.

“GSCP” means GSCP VI AIV Navi, Ltd., GSCP VI Offshore Navi, Ltd., GSCP VI Parallel AIV Navi, Ltd. and GSCP VI Employee Navi, Ltd., each a Cayman Islands exempted company, and GSCP VI GmbH Navi, L.P., a Cayman Islands limited partnership.

“Investment Agreement” means the Investment Agreement dated as of April 20, 2011 between GSCP and the Company.

“Reorganization Event” means:

(i)	any consolidation, merger, tender or exchange offer, amalgamation or other similar business combination of the Company with or into another person, in each case pursuant to which the Common Shares or Non-Voting Convertible Common Shares will be converted into cash, securities or other property of the Company or another person;

(ii)	any sale, transfer, lease or conveyance to another person of all or substantially all of the property and assets of the Company, in each case pursuant to which the Common Shares or Non-Voting Convertible Common Shares will be converted into cash, securities or other property of the Company or another person;

(iii)	any reclassification of the Common Shares or Non-Voting Convertible Common Shares into securities including securities other than the Common Shares or Non-Voting Convertible Common Shares, as applicable; or

(iv)	any statutory exchange of the outstanding Common Shares or Non-Voting Convertible Common Shares for securities of another person (other than in connection with a merger or acquisition).

Bye-laws 4.2, 4.3 and 15 will be amended as indicated below.

4.2	The holders of Common Shares shall, subject to the provisions of these Bye-laws (including, without limitation, the rights attaching to Preference Shares):

(a)	be entitled to one vote per share;

(b)	be entitled to such dividends as the Board may from time to time declare on a pari passu basis with the Non-Voting Convertible Common Shares;

(c)	in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company on a pari passu basis with the Non-Voting Convertible Common Shares; and

(d)	generally be entitled to enjoy all of the rights attaching to shares.

Any Common Shares held by GSCP or its BHC Affiliates shall, for the sake of clarity, vote together with all other Common Shares, but may be converted at any time at the option of the holder in its sole discretion into Series B Non-Voting Common Shares, Series C Non-Voting Common Shares or Series D Non-Voting Common Shares, at a one-for-one exchange ratio, subject in each case to any necessary adjustments for any share splits, dividends, recapitalizations, consolidations or similar transactions occurring in respect of the Common Shares or the Non-Voting Convertible Common Shares after the date of the adoption of these Bye-laws.

4.3(a)	The Non-Voting Convertible Common Shares shall be divided into the following series: (i) Series A Non-Voting Common Shares, (ii) Series B Non-Voting Common Shares, (iii) Series C Non-Voting Common Shares and (iv) Series D Non-Voting Common Shares, each with the respective rights hereinafter specified. All Non-Voting Convertible Common Shares issued as of December 31, 2010 shall be designated Series A Non-Voting Common Shares. All Non-Voting Convertible Common Shares issued to GSCP or its BHC Affiliates (x) pursuant to Section 2.03(b) of the Investment Agreement or (y) upon the conversion of Common Shares into Non-Voting Convertible Common Shares pursuant to Bye-law 4.2, in each case, shall be Series B Non-Voting Common Shares. All other Non-Voting Convertible Common Shares issued to GSCP or its BHC Affiliates pursuant to the Investment Agreement shall be Series C Non-Voting Common Shares. Series D Non-Voting Common Shares may be issued upon conversion of (i) Common Shares in accordance with Bye-law 4.2, (ii) Series B Non-Voting Common Shares in accordance with Bye-law 4.3(g) or (iii) Series C Non-Voting Common Shares in accordance with Bye-law 4.3(h).

(b)	The holders of Non-Voting Convertible Common Shares shall, subject to the provisions of these Bye-laws (including, without limitation, the rights attaching to Preference Shares):

~~(a)~~	be entitled to such dividends as the Board may from time to time declare on a pari passu basis with the Common Shares;

~~(b)~~	in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company on a pari passu basis with the Common Shares; and

~~(c)~~	generally be entitled to enjoy all of the rights attaching to Common Shares, but shall ~~not be entitled to vote.~~ be non-voting, except (1) as required by law, (2) in accordance with Bye-law 15 or (3) for the limited voting rights specified in Bye-law 4.3(c).

(c)	The holders of the Series B Non-Voting Common Shares, voting together as a separate class, and the holders of the Series C Non-Voting Common Shares, voting together as a separate class, shall be entitled to vote such shares, but only with respect to the following limited matters, which shall constitute a variation of class rights for the purposes of Bye-law 15:

any amendment, alteration or repeal of any provision of the Company’s memorandum of association or these Bye-laws (including any amendment, alteration or repeal by means of a merger, amalgamation, consolidation or otherwise) so as to significantly and adversely affect the rights, preferences, privileges or limited voting rights of the Series B Non-Voting Common Shares or the Series C Non-Voting Common Shares, as applicable;

any consummation of a binding share exchange or reclassification involving the Series B Non-Voting Common Shares or the Series C Non-Voting Common Shares or of a merger, consolidation or amalgamation of the Company with another corporation or other entity (except for any such merger, consolidation or amalgamation in which the consideration paid to shareholders is entirely in cash), unless in each case (x) the shares of Series B Non-Voting Common Shares or the Series C Non-Voting Common Shares, as applicable, remain outstanding or, in the case of any such merger or consolidation with respect to which the Company is not the surviving or resulting entity, are converted into or exchanged for securities of the surviving or resulting entity or its ultimate parent, and (y) such shares have such rights, preferences, privileges and limited voting rights, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and limited voting rights, and limitations and restrictions thereof, of the Series B Non-Voting Common Shares or the Series C Non-Voting Common Shares, as applicable, immediately prior to such consummation, taken as a whole.

provided, for the sake of clarity, that the holders of the Series A Non-Voting Common Shares and the

Series D Non-Voting Common Shares shall not be entitled to vote such shares, except as required under Bermuda law.

(d)	Each Series A Non-Voting ~~Convertible~~Common Share and Series B Non-Voting Common Share shall be automatically converted into one Common Share, subject to any necessary adjustments for any share splits, dividends, recapitalizations, consolidations or similar transactions occurring in respect of the Common Shares or the Non-Voting Convertible Common Shares after the date of the adoption of these Bye-laws, immediately prior to any transfer by the registered holder ~~of such Non-Voting Convertible Common Share~~, whether or not for value, to a third party, except for transfers to a nominee or Affiliate of such holder in a transfer that will not result in a change of beneficial ownership (as determined under Rule 13d-3 under the United States Securities Exchange Act of 1934, as amended) or to a person that already holds Series A Non-Voting ~~Convertible~~Common Shares or Series B Non-Voting Common Shares.

(e)	Each Series C Non-Voting Common Share and Series D Non-Voting Common Share shall be automatically converted into one Common Share, subject to any necessary adjustments for any share splits, dividends, recapitalizations, consolidations or similar transactions occurring in respect of the Common Shares or the Non-Voting Convertible Common Shares after the date of the adoption of these Bye-laws, only upon the transfer by the registered holder thereof, whether or not for value, to a third party in a Widely Dispersed Offering. As used herein, “Widely Dispersed Offering” means (i) a widespread public distribution, (ii) a transfer in which no transferee (or group of associated transferees) would receive 2% or more of any class of voting shares of the Company or (iii) a transfer to a transferee that would control more than 50% of the voting shares of the Company without any transfer from the holder. For purposes of the Series C Non-Voting Common Shares and Series D Non-Voting Common Shares, the term “registered holder” or “holder” means GSCP or its BHC Affiliates and any direct or indirect transferee of GSCP or its BHC Affiliates except a direct or indirect transferee that receives the Series C Non-Voting Common Shares or Series D Non-Voting Common Shares in a Widely Dispersed Offering.

(f)	The holders of the Series A Non-Voting Common Shares shall not be permitted to convert such shares into any other class of the Company’s share capital or into any other series of Non-Voting Convertible Common Shares, except pursuant to a transfer permitted by clause (d) of this Bye-law 4.3.

(g)	The holders of the Series B Non-Voting Common Shares shall have the right to convert all or any number of such shares into Series C Non-Voting Common Shares, Series D Non-Voting Common Shares or Common Shares at any time, in the sole discretion of such holder.

(h)	The holders of the Series C Non-Voting Common Shares shall have the right to convert all or any number of such shares into Series D Non-Voting Common Shares at any time, in the sole discretion of such holder. The holders of the Series D Non-Voting Common Shares shall have no right to convert such shares, except that, upon the receipt of all applicable regulatory approvals, all or any number of such shares may be converted into Series C Non-Voting Common Shares at any time, in the sole discretion of such holder.

(i)	If at any time the Company declares or pays a dividend or distribution to any holder of Common Shares in the form of Common Shares or other voting security of the Company, the Company shall declare and pay to each holder of Non-Voting Convertible Common Shares a proportional dividend or distribution in the form of the same series of Non-Voting Convertible Common Shares.

(j)	Notwithstanding anything herein to the contrary, if the consideration payable to GSCP or its BHC Affiliates as holders of Non-Voting Convertible Common Shares upon a Reorganization Event consists (in whole or in part) of property or securities that would, in the sole judgment of any holder thereof, create, aggravate or exacerbate any issue, problem or concern for any such holder or any of its affiliates, then the consideration payable to such holder shall be adjusted (e.g., by the issuance of non-voting securities that are economically equivalent to the voting securities they replaced and would convert into such voting securities on transfer to an unaffiliated third party, subject, if applicable, to the conversion restrictions set forth in Bye-law 4.3(e)) to the maximum extent practicable to eliminate or address such issue, problem or concern, so long as such adjusted or different securities have the same value as, and are pari passu with, the securities that they replaced.

15.	Variation of Rights Attaching to Shares

If, at any time, the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class at which meeting the necessary quorum shall be two persons at least holding or representing by proxy one-third of the issued shares of the class. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

Notwithstanding the foregoing, with respect to the Series C Non-Voting Common Shares and Series D Non-Voting Common Shares only, the rights attached to such Series C Non-Voting Common Shares or such Series D Non-Voting Common Shares may, whether or not the Company is being wound-up, be varied with the consent in writing of each registered holder thereof holding such Series C Non-Voting Common Shares or Series D Non-Voting Common Shares to the extent such variation significantly and adversely affects the rights, preferences, privileges or voting powers of the Series C Non-Voting Common Shares or Series D Non-Voting Common Shares set forth in Bye-law 4.3.

ANNEX C

Proposed Amendments to Bye-Laws 1.1 and 4.7

The following new definitions will be included in Bye-law 1.1:

“GSCP” means GSCP VI AIV Navi, Ltd., GSCP VI Offshore Navi, Ltd., GSCP VI Parallel AIV Navi, Ltd. and GSCP VI Employee Navi, Ltd., each a Cayman Islands exempted company, and GSCP VI GmbH Navi, L.P., a Cayman Islands limited partnership.

“Reorganization Event” means:

(v)	any consolidation, merger, tender or exchange offer, amalgamation or other similar business combination of the Company with or into another person, in each case pursuant to which the Common Shares or Non-Voting Convertible Common Shares will be converted into cash, securities or other property of the Company or another person;

(vi)	any sale, transfer, lease or conveyance to another person of all or substantially all of the property and assets of the Company, in each case pursuant to which the Common Shares or Non-Voting Convertible Common Shares will be converted into cash, securities or other property of the Company or another person;

(vii)	any reclassification of the Common Shares or Non-Voting Convertible Common Shares into securities including securities other than the Common Shares or Non-Voting Convertible Common Shares, as applicable; or

(viii)	any statutory exchange of the outstanding Common Shares or Non-Voting Convertible Common Shares for securities of another person (other than in connection with a merger or acquisition).

Bye-law 4.7 will be amended as indicated below.

4.7 (a)	The voting power of all shares is hereby adjusted (and shall be automatically adjusted in the future) to the extent necessary so that there is no 9.5% U.S. Shareholder or 9.5% Direct Foreign Shareholder Group. The Board shall implement the foregoing in the manner provided herein; provided, that the foregoing provision and the remainder of this Bye-law 4.7 shall not apply in the event that one Member of the Company owns greater than 75% of the issued and outstanding shares of the Company.

(b)	The Board shall from time to time, including prior to any time at which a vote of Members is taken, take all reasonable steps, including those specified in Bye-law 4.9, necessary to ascertain, through communications with Members or otherwise, whether there exists, or will exist at the time any vote of Members is taken, a Tentative 9.5% U.S. Shareholder or a Tentative 9.5% Direct Foreign Shareholder Group.

(c)	In the event that a Tentative 9.5% U.S. Shareholder exists, (i) the aggregate votes conferred by ~~shares~~ Common Shares held by a Member and treated as Controlled Shares of that Tentative 9.5% U.S. Shareholder shall be reduced to the extent necessary such that the combined voting power conferred by the Common Shares and the voting power that would be conferred by the Common Shares into which the Series B Non-Voting Common Shares are then convertible, in each case that are treated as Controlled Shares of the Tentative 9.5% U.S. Shareholder, will constitute 9.5% of the voting power of all ~~shares~~ Common Shares (taking into account the reduction effected by clause (ii) of this Bye-law 4.7(c)) and (ii) the aggregate votes conferred by the Common Shares held by GSCP and its affiliates and treated as Controlled Shares of such Members shall be correspondingly reduced to the extent necessary such that the ratio of (x) the voting power represented by the sum of (A) the votes conferred by such Common Shares and (B) the votes that would be conferred by any Common Shares into which the Series B Non-Voting Common Shares are then convertible to (y) the voting power of all Common Shares (taking into account the reduction effected by clause (i) of this Bye-law 4.7(c)) is not greater than the ratio as if the adjustment described in clause (i) of this Bye-law 4.7(c) had not occurred. In applying the previous sentence where shares held by more than one Member are treated as Controlled Shares of such Tentative 9.5% U.S. Shareholder, the reduction in votes shall apply to such Members in

C-1

descending order according to their respective Attribution Percentages, provided, that in the event of a tie, the reduction shall apply first to the Member whose shares are Controlled Shares of the Tentative 9.5% U.S. Shareholder by virtue of the Tentative 9.5% U.S. Shareholder’s economic interest in (as opposed to voting control with respect to) such shares. The adjustments of voting power described in this Bye-law shall apply repeatedly until there is no 9.5% U.S. Shareholder. The Board ~~of Directors~~ may deviate from any of the principles described in this Bye-law and determine that shares held by a Member shall carry different voting rights as it determines appropriate (1) to avoid the existence of any 9.5% U.S. Shareholder or (2) to avoid adverse tax, legal or regulatory consequences to the Company, any subsidiary of the Company, or any other Member or its affiliates. For the avoidance of doubt, in applying the provisions of Bye-laws 4.7 through 4.10, a share may carry a fraction of a vote. In the event any Non-Voting Convertible Common Shares of any registered holder are entitled to vote on any matter under Bermuda law (including, but not limited to, any Reorganization Event), such shares shall be deemed for purposes of this Bye-law 4.7(c) to be that number of Common Shares into which such Non-Voting Convertible Common Shares may be converted upon a qualified transfer, and the voting power adjustments set forth in this Bye-law 4.7(c) shall apply to Common Shares and such Non-Voting Convertible Common Shares, collectively, on such basis. Notwithstanding anything herein to the contrary, the aggregate voting power of the holders of Series C Non-Voting Common Shares and Series D Non-Voting Common Shares with respect to any merger, consolidation or amalgamation of the Company with another corporation or other entity shall in no event exceed 0.01% of the aggregate voting power of the Company’s issued share capital, and this sentence shall not be amended without the affirmative vote (or written consent) of the holders representing a majority of each of the Series C Non-Voting Common Shares and Series D Non-Voting Common Shares. For the avoidance of doubt, the voting power adjustments set forth in this Bye-law 4.7(c) shall not apply to the voting rights set forth in Bye-law 4.3(c).

(d)	Immediately after completing the adjustment of voting power provided for in Bye-law 4.7(c), in the event that a Tentative 9.5% Direct Foreign Shareholder Group exists, the aggregate votes conferred by shares held by the Tentative 9.5% Direct Foreign Shareholder Group shall be reduced to the extent necessary to cause such Shareholder or Shareholders to no longer constitute a 9.5% Direct Foreign Shareholder Group.

(e)	“9.5% Direct Foreign Shareholder Group” means a shareholder that is not a U.S. Person or a group of commonly controlled shareholders that are not U.S. Persons, in either case who owns shares that constitute more than nine and one-half percent (9.5%) of the voting power of all shares of the Company and that are attributable to a U.S. Person under Section 958 of the Code.

(f)	“Attribution Percentage” shall mean, with respect to a Member, the percentage of the Member’s shares that are treated as Controlled Shares of a Tentative 9.5% Shareholder.

(g)	“Controlled Shares” in reference to any person means all shares of the Company directly, indirectly or constructively owned by such person as determined pursuant to Section 958 of the Code.

(h)	“9.5% U.S. Shareholder” means a “United States person” as defined in the Code (a “U.S. Person”) whose Controlled Shares constitute more than nine and one-half percent (9.5%) of the voting power of all shares of the Company and who would be generally required to recognize income with respect to the Company under Section 951(a)(1) of the Code, if the Company were a controlled foreign corporation as defined in Section 957 of the Code and if the ownership threshold under Section 951(b) of the Code were 9.5%.

(i)	“Tentative 9.5% U.S. Shareholder” means a U.S. Person that, but for adjustments to the voting rights of shares pursuant to Bye-laws 4.7 through 4.8, would be a 9.5% U.S. Shareholder.

(j)	“Tentative 9.5% Direct Foreign Shareholder Group” means a shareholder that is not a U.S. Person or a group of commonly controlled shareholders that are not U.S. Persons that, but for adjustments to the voting rights of shares pursuant to Bye-laws 4.7 through 4.8, would be a 9.5% Direct Foreign Shareholder Group.

C-2

ANNEX D

Proposed Amendments to Bye-Law 1.1 and Addition of Bye-Laws 53.3 and 53.4

The following new definitions will be included in Bye-law 1.1:

“GSCP” means GSCP VI AIV Navi, Ltd., GSCP VI Offshore Navi, Ltd., GSCP VI Parallel AIV Navi, Ltd. and GSCP VI Employee Navi, Ltd., each a Cayman Islands exempted company, and GSCP VI GmbH Navi, L.P., a Cayman Islands limited partnership.

“Investment Agreement” means the Investment Agreement dated as of April 20, 2011 between GSCP and the Company.

New Bye-laws 53.3 and 53.4 will be added as set forth below.

53.3	The rights conferred under this Bye-law 53 shall not be exclusive of any other right that any individual may have or hereafter acquire under any statute, Bye-law, resolution of Members or Directors, agreement, or otherwise and shall continue as to an individual who has ceased to be a Director, Officer, employee or agent, as applicable, and shall inure to the benefit of his or her heirs, executors, administrators, and personal representatives.

53.4	The Company hereby acknowledges that the Director designated by GSCP pursuant to Section 7.02 of the Investment Agreement may have certain rights to indemnification, advancement of expenses and/or insurance provided by GSCP and certain of their affiliates (collectively, the “Fund Indemnitors”). The Company hereby agrees (i) that it is the indemnitor of first resort (i.e., its obligations to such person are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such person are secondary) with respect to any actions, costs, charges, losses, damages or expenses incurred or sustained in connection with the execution by such person of his or her duties as a Director of the Company, (ii) that it shall be required to advance the full amount of such expenses incurred by such person and shall be liable for the full amount of all such expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by the terms of these Bye-laws of the Company (or any other agreement between the Company and such person), without regard to any rights such person may have, or may be pursuing, against the Fund Indemnitors, and (iii) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of such person with respect to any claim for which such person has sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall be subrogated to the extent of such advancement or payment to all of the rights of recovery of such person against the Company. The Company and such person agree that the Fund Indemnitors are express third party beneficiaries of the terms of this Bye-law 53.4.

D-1

ANNEX E

Proposed Amendments to Bye-Law 1.1 and Addition of Bye-Law 53A

The following new definition will be included in Bye-law 1.1:

“GSCP” means GSCP VI AIV Navi, Ltd., GSCP VI Offshore Navi, Ltd., GSCP VI Parallel AIV Navi, Ltd. and GSCP VI Employee Navi, Ltd., each a Cayman Islands exempted company, and GSCP VI GmbH Navi, L.P., a Cayman Islands limited partnership.

New Bye-law 53A will be added as set forth below.

53A Corporate Opportunity

The provisions of this Bye-law 53A are set forth to regulate and define the conduct of certain affairs of the Company as they may involve GSCP, its affiliates and their officers and directors, and the powers, rights, duties and liabilities of the Company, its affiliates and their officers, directors, employees and shareholders in connection therewith:

(a)	Subject to any express contractual provisions to the contrary, GSCP, its affiliates and its and their respective directors, officers, partners and employees (collectively the “GSCP Parties”) shall have the right to, and shall have no duty not to: (i) engage in the same or similar business activities or lines of business as the Company, (ii) do business with any client or customer of the Company and (iii) employ or otherwise engage any Officer, Director or employee of the Company; and, in each case, to the extent permitted under Bermuda law, no GSCP Party shall be liable to the Company or its Members for breach of any fiduciary duty by reason of any such activities of any GSCP Party or of such person’s participation therein. In the event that any GSCP Party acquires knowledge of a potential transaction or matter (other than knowledge acquired through a GSCP Party acting in his or her capacity as Director from the Company or its Directors, Officers or employees) that may be a corporate opportunity for both a GSCP Party and the Company, none of the GSCP Parties shall have any duty whatsoever to communicate or present such corporate opportunity to the Company and, to the extent permitted under Bermuda law, shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member of the Company by reason of the fact that a GSCP Party pursues or acquires such corporate opportunity for itself, directs such corporate opportunity to another person or entity or does not present such corporate opportunity to the Company;

(b)	For the purposes of this Bye-law 53A “corporate opportunities” shall include, but not be limited to, business opportunities that the Company is financially able to undertake, which are, from their nature, in the line of the Company’s business, are of practical advantage to it and are ones in which the Company has an interest or a reasonable expectancy, and with respect to which the interest of any GSCP Party, could be brought into conflict with that of the Company;

(c)	Any person or entity purchasing or otherwise acquiring any interest in Shares of the Company shall be deemed to have notice of and consented to the provisions of this Bye-law 53A;

(d)	Notwithstanding anything in these Bye-laws to the contrary and in addition to any vote of the Board required by these Bye-laws or the Act, until the occurrence of the Operative Date, the affirmative vote of at least three-quarters of the votes of all the Common Shares then outstanding entitled to be cast thereon shall be required to alter, amend or repeal, or adopt any provision inconsistent with, any provision of this Bye-law 53A. “Operative Date” shall mean the later of (i) the first date on which GSCP ceases to own beneficially (excluding for such purposes any shares of the Company beneficially owned by GSCP but not for its own account, including (in such exclusion) beneficial ownership which arises by virtue of some entity that is an affiliate of GSCP being a sponsor or advisor of a mutual or similar fund that beneficially owns Common Shares) at least 5% of the outstanding shares of the Company and (ii) the first date on which no Director is a GSCP Party.

E-1

ANNEX F

Proposed Amendments to Bye-Law 24

24.	GIVING NOTICE

24.1.	A notice may be given by the Company to any Member ~~either~~:

(a)	by delivering it to such Member in person; or

(b)	by sending it by letter mail or courier service to such Member’s address in the Register of Members or such other address given for the purpose; or

(c)	by sending it by electronic means (including cable, telex, telecopier, facsimile, electronic mail or other mode of representing words in a legible form., but not telephone) in accordance with such directions as may be given by such Member to the Company for the purpose; or

(d)	by delivering it in accordance with the provisions of the Act pertaining to delivery of electronic records by publication on a website.

24.2	Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

24.3	Save as provided by Bye-laws 24.4 and 24.5, any notice delivered in accordance with Bye-law 24.1(a), (b) or (c) shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, at the time when it was posted, delivered to the courier or to the cable company or transmitted by telex, facsimile, electronic mail, or such other method as the case may be.

24.4	Mail notice shall be deemed to have been served seven days after the date on which it is deposited, with postage prepaid, in the mail of any member state of the European Union, the United States, or Bermuda.

24.5	Notice delivered in accordance with Bye-law 24.1(d) shall be deemed to have been served at the time when the requirements of the Act in that regard have been met.

24.6	The Company shall be under no obligation to send a notice or other document to the address shown for any particular Member in the Register of Members if the Board considers that the legal or practical problems under the laws of, or the requirements of any regulatory body or stock exchange in, the territory in which that address is situated are such that it is necessary or expedient not to send the notice or document concerned to such Member at such address, and may require a Member with such an address to provide the Company with an alternative acceptable address for delivery of notices by the Company.

F-1

VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and ENSTAR GROUP LIMITED follow the instructions to obtain your records and to create an electronic voting instruction form. P O BOX HM 2267 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS WINDSOR PLACE, 3RD FLOOR If you would like to reduce the costs incurred by our company in mailing proxy 18 QUEEN STREET, HAMILTON HM JX BERMUDA materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. If you plan to vote for subsidiary directors on an individual basis under Proposal No. 7, you can do so only via internet or mail by following the instructions on this proxy card. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote for subsidiary directors on an individual basis under Proposal No. 7, you must include the proxy card in the return envelope with the director booklet. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M35176-P12568 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ENSTAR GROUP LIMITED PROPOSALS RELATED TO THE PRIVATE PLACEMENT The Board of Directors recommends you vote FOR Proposals For Against Abstain No. 1A through 1F. 1A. Issuance of additional securities in the Third Closing of the 0 0 0 Private Placement. 1B. Amendment of bye-laws as set forth in Proposal No. 1B relating to 0 0 0 The Board of Directors recommends you vote 1 YEAR 1 Year 2 Years 3 Years Abstain the reallocation of authorized share capital in connection with the on the following proposal: Private Placement. 1C. Amendment of bye-laws as set forth in Proposal No. 1C relating to 0 0 0 4. Advisory vote on the frequency of future advisory votes 0 0 0 0 the creation of additional series of non-voting common shares in on executive compensation. connection with the Private Placement. 1D. Amendment of bye-laws as set forth in Proposal No. 1D relating to 0 0 0 The Board of Directors recommends you vote FOR Proposals For Against Abstain the U.S. Shareholder voting power reduction provision in connection No. 5 and 6. with the Private Placement. 1E. Amendment of bye-laws as set forth in Proposal No. 1E relating to 0 0 0 5. Amendment of bye-laws as set forth in Proposal No. 5 to align them 0 0 0 the indemnification and exculpation of directors and officers in with recent amendments to the Bermuda Companies Act regarding connection with the Private Placement. the deemed delivery of electronic records. 1F. Amendment of bye-laws as set forth in Proposal No. 1F relating 0 0 0 to the corporate opportunity provision in connection with the Private Placement. 6. To ratify the selection of Deloitte & Touche Ltd., Bermuda, to act as our independent registered public accounting firm for the fiscal year OTHER PROPOSALS ending December 31, 2011 and to authorize the Board of Directors, 0 0 0 acting through the Audit Committee, to approve the fees for the The Board of Directors recommends you vote FOR each of the independent registered publ ic accounting firm. nominees for director: The Board of Directors recommends you vote FOR each of the 2. Election of Directors subsidiary director nominees listed in Proposal No. 7. 2a. Charles T. Akre, Jr. 0 0 0 7. Election of subsidiary directors as set forth in Proposal No. 7. 0 0 0 Please refer to the back of the card for special voting instructions regarding Proposal No. 7. 2b. T. Whit Armstrong 0 0 0 The Board of Directors recommends you vote FOR Proposal No. 8. The Board of Directors recommends you vote FOR Proposal No. 3. 8. To authorize the proxies to adjourn or postpone the meeting in 0 0 0 their discretion. 3. Advisory vote on executive compensation. 0 0 0 9. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Proxy Statement and Shareholder Letter are available at www.proxyvote.com. M35177-P12568 ENSTAR GROUP LIMITED Annual General Meeting of Shareholders June 28, 2011 This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Dominic F. Silvester and Richard J. Harris, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of ENSTAR GROUP LIMITED that the shareholder(s) is/are entitled to vote at the Annual General Meeting of shareholder(s) to be held at 9:00 AM, ADT on June 28, 2011, at the Tucker’s Point Hotel, 60 Tucker’s Point Drive, Hamilton Parish, Bermuda, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Special Voting Instructions Regarding Proposal No. 7: You may vote FOR the election of all subsidiary director nominees, AGAINST the election of all subsidiary director nominees, or ABSTAIN from the election of all subsidiary director nominees by selecting the appropriate box next to Proposal No. 7. Alternatively, you may vote FOR, AGAINST, or ABSTAIN from the election of each subsidiary director nominee on an individual basis either on the attached sheets by selecting the boxes next to each nominee’s name and submitting your vote by mail or on the Internet by following the instructions on the Internet voting page to vote on such an individual basis. If you mark any of the boxes next to Proposal No. 7 indicating a vote with respect to all subsidiary director nominees and also mark any of the boxes on the attached sheets indicating a vote with respect to a particular subsidiary director nominee, then your specific vote on the attached sheets will be counted and your vote on the other subsidiary director nominees will be governed by your vote on the reverse side. Continued and to be signed on reverse side

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 28, 2011

PAGE 2 OF 9

7-1. AG AUSTRALIA HOLDINGS LIMITED

	Nominees:	For	Against	Abstain
1	Paul J. O'Shea	☐	☐	☐
2	Nicholas A. Packer	☐	☐	☐
3	Steven Given	☐	☐	☐
4	Sandra O'Sullivan	☐	☐	☐
5	Nicholas Hall	☐	☐	☐

7-2. AMERICAN CONCEPT INSURANCE COMPANY

	Nominees:			
6	Karl J. Wall	☐	☐	☐
7	Robert Carlson	☐	☐	☐
8	Joseph Follis	☐	☐	☐
9	Donald Woellner	☐	☐	☐
10	Donna L. Stolz	☐	☐	☐

7-3. BANTRY HOLDINGS LTD.

	Nominees:			
11	Adrian C. Kimberley	☐	☐	☐
12	Duncan M. Scott	☐	☐	☐
13	David Rocke	☐	☐	☐

7-4. B.H. ACQUISITION LIMITED

	Nominees:			
14	Richard J. Harris	☐	☐	☐
15	Paul J. O'Shea	☐	☐	☐
16	David Rocke	☐	☐	☐
17	Adrian C. Kimberley	☐	☐	☐

7-5. BLACKROCK HOLDINGS LTD.

	Nominees:			
18	Adrian C. Kimberley	☐	☐	☐
19	Duncan M. Scott	☐	☐	☐
20	David Rocke	☐	☐	☐

7-6. BOSWORTH RUN-OFF LIMITED

	Nominees:	For	Against	Abstain
21	Gareth Nokes	☐	☐	☐
22	Alan Turner	☐	☐	☐
23	Albert Maass	☐	☐	☐
24	Thomas Nichols	☐	☐	☐
25	C. Paul Thomas	☐	☐	☐
26	Brian J. Walker	☐	☐	☐

7-7. BRAMPTON INSURANCE COMPANY LIMITED

	Nominees:			
27	Max Lewis	☐	☐	☐
28	Thomas Nichols	☐	☐	☐
29	Gareth Nokes	☐	☐	☐
30	C. Paul Thomas	☐	☐	☐
31	Alan Turner	☐	☐	☐
32	Steven Western	☐	☐	☐

7-8. BRITTANY INSURANCE COMPANY LTD.

	Nominees:			
33	Paul J. O'Shea	☐	☐	☐
34	Richard J. Harris	☐	☐	☐
35	Adrian C. Kimberley	☐	☐	☐
36	David Rocke	☐	☐	☐
37	Duncan M. Scott	☐	☐	☐

7-9. CAPITAL ASSURANCE COMPANY INC.

	Nominees:			
38	Karl J. Wall	☐	☐	☐
39	Robert Carlson	☐	☐	☐
40	Andrea Giannetta	☐	☐	☐
41	James Grajewski	☐	☐	☐
42	Donna L. Stolz	☐	☐	☐

7-10. CAPITAL ASSURANCE SERVICES INC.

	Nominees:	For	Against	Abstain
43	Karl J. Wall	☐	☐	☐
44	Robert Carlson	☐	☐	☐
45	Andrea Giannetta	☐	☐	☐
46	James Grajewski	☐	☐	☐
47	Donna L. Stolz	☐	☐	☐

7-11. CASTLEWOOD LIMITED

	Nominees:			
48	Adrian C. Kimberley	☐	☐	☐
49	Duncan M. Scott	☐	☐	☐
50	Elizabeth DaSilva	☐	☐	☐

7-12. CAVELL HOLDINGS LIMITED

	Nominees:			
51	Gareth Nokes	☐	☐	☐
52	C. Paul Thomas	☐	☐	☐
53	Alan Turner	☐	☐	☐

7-13. CAVELL INSURANCE COMPANY LIMITED

	Nominees:			
54	Ian Millar	☐	☐	☐
55	Thomas Nichols	☐	☐	☐
56	Gareth Nokes	☐	☐	☐
57	C. Paul Thomas	☐	☐	☐
58	Alan Turner	☐	☐	☐

7-14. CHATSWORTH LIMITED

	Nominees:			
59	Adrian C. Kimberley	☐	☐	☐
60	David Rocke	☐	☐	☐
61	Elizabeth DaSilva	☐	☐	☐
62	Orla Gregory	☐	☐	☐

ANNUAL MEETING OF SHAREHOLDERS OF ENSTAR GROUP LIMITED June 28, 2011 PAGE 2 OF 9 7-1. AG AUSTRALIA HOLDINGS LIMITED 7-6. BOSWORTH RUN-OFF LIMITED 7-10. CAPITAL ASSURANCE SERVICES INC. Nominees: For Against Abstain Nominees: For Against Abstain Nominees: For Against Abstain 1 Paul J. O’Shea 0 0 0 21 Gareth Nokes 0 0 0 43 Karl J. Wall 0 0 0 2 Nicholas A. Packer 0 0 0 22 Alan Turner 0 0 0 44 Robert Carlson 0 0 0 3 Steven Given 0 0 0 23 Albert Maass 0 0 0 45 Andrea Giannetta 0 0 0 4 Sandra O’Sullivan 0 0 0 24 Thomas Nichols 0 0 0 46 James Grajewski 0 0 0 5 Nicholas Hall 0 0 0 25 C. Paul Thomas 0 0 0 47 Donna L. Stolz 0 0 0 7-2. AMERICAN CONCEPT INSURANCE COMPANY 26 Brian J. Walker 0 0 0 7-11. CASTLEWOOD LIMITED Nominees: Nominees: 7-7. BRAMPTON INSURANCE COMPANY LIMITED 6 Karl J. Wall 0 0 0 48 Adrian C. Kimberley 0 0 0 Nominees: 7 Robert Carlson 0 0 0 27 Max Lewis 0 0 0 49 Duncan M. Scott 0 0 0 8 Joseph Follis 0 0 0 28 Thomas Nichols 0 0 0 50 Elizabeth DaSilva 0 0 0 9 Donald Woellner 0 0 0 29 Gareth Nokes 0 0 0 7-12. CAVELL HOLDINGS LIMITED Nominees: 10 Donna L. Stolz 0 0 0 30 C. Paul Thomas 0 0 0 51 Gareth Nokes 0 0 0 7-3. BANTRY HOLDINGS LTD. 31 Alan Turner 0 0 0 52 C. Paul Thomas 0 0 0 Nominees: 11 Adrian C. Kimberley 0 0 0 32 Steven Western 0 0 0 53 Alan Turner 0 0 0 7-8. BRITTANY INSURANCE COMPANY LTD. 12 Duncan M. Scott 0 0 0 7-13. CAVELL INSURANCE COMPANY LIMITED Nominees: Nominees: 13 David Rocke 0 0 0 33 Paul J. O’Shea 0 0 0 54 Ian Millar 0 0 0 7-4. B.H. ACQUISITION LIMITED 34 Richard J. Harris 0 0 0 55 Thomas Nichols 0 0 0 Nominees: 14 Richard J. Harris 0 0 0 35 Adrian C. Kimberley 0 0 0 56 Gareth Nokes 0 0 0 15 Paul J. O’Shea 0 0 0 36 David Rocke 0 0 0 57 C. Paul Thomas 0 0 0 16 David Rocke 0 0 0 37 Duncan M. Scott 0 0 0 58 Alan Turner 0 0 0 7-9. CAPITAL ASSURANCE COMPANY INC. 17 Adrian C. Kimberley 0 0 0 7-14. CHATSWORTH LIMITED Nominees: Nominees: 7-5. BLACKROCK HOLDINGS LTD. 38 Karl J. Wall 0 0 0 59 Adrian C. Kimberley 0 0 0 Nominees: 18 Adrian C. Kimberley 0 0 0 39 Robert Carlson 0 0 0 60 David Rocke 0 0 0 19 Duncan M. Scott 0 0 0 40 Andrea Giannetta 0 0 0 61 Elizabeth DaSilva 0 0 0 20 David Rocke 0 0 0 41 James Grajewski 0 0 0 62 Orla Gregory 0 0 0 42 Donna L. Stolz 0 0 0

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 28, 2011

PAGE 3 OF 9

7-15. CHURCH BAY LIMITED

Nominees:		For	Against	Abstain
63	Gary Potts	☐	☐	☐
64	Jann Skinner	☐	☐	☐
65	Bruce Bollom	☐	☐	☐
66	Paul J. O'Shea	☐	☐	☐
67	Nicholas A. Packer	☐	☐	☐

7-16. CLAREMONT LIABILITY INSURANCE COMPANY

Nominees:				
68	Karl J. Wall	☐	☐	☐
69	Robert Carlson	☐	☐	☐
70	Joseph Follis	☐	☐	☐
71	Andrea Giannetta	☐	☐	☐
72	Donna L. Stolz	☐	☐	☐

7-17. CLARENDON HOLDINGS, INC.

Nominees:				
73	Karl J. Wall	☐	☐	☐
74	Cheryl D. Davis	☐	☐	☐
75	Donna L. Stolz	☐	☐	☐
76	Robert Carlson	☐	☐	☐

7-18. CLIC HOLDINGS, INC.

Nominees:				
77	Karl J. Wall	☐	☐	☐
78	Donna L. Stolz	☐	☐	☐
79	Robert Carlson	☐	☐	☐
80	Cheryl D. Davis	☐	☐	☐

7-19. COMOX HOLDINGS LTD.

Nominees:				
81	Richard J. Harris	☐	☐	☐
82	Adrian C. Kimberley	☐	☐	☐
83	Paul J. O'Shea	☐	☐	☐
84	David Rocke	☐	☐	☐

7-20. COMPAGNIE EUROPEENNE D'ASSURANCES INDUSTRIELLES S.A.

Nominees:		For	Against	Abstain
85	Nicholas A. Packer	☐	☐	☐
86	C. Paul Thomas	☐	☐	☐
87	Alan Turner	☐	☐	☐

7-21. CONSTELLATION REINSURANCE COMPANY LIMITED

Nominees:				
88	Karl J. Wall	☐	☐	☐
89	Robert Carlson	☐	☐	☐
90	Thomas J. Balkan	☐	☐	☐
91	Joseph Follis	☐	☐	☐
92	Andrea Giannetta	☐	☐	☐
93	Mark A. Kern	☐	☐	☐
94	Raymond Rizzi	☐	☐	☐
95	Teresa Reali	☐	☐	☐
96	Donna L. Stolz	☐	☐	☐
97	James Grajewski	☐	☐	☐
98	Jay Banskota	☐	☐	☐
99	Richard C. Ryan	☐	☐	☐
100	Rudy A. Dimmling	☐	☐	☐

7-22. THE COPENHAGEN REINSURANCE COMPANY

Nominees:				
101	Thomas Nichols	☐	☐	☐
102	Gareth Nokes	☐	☐	☐
103	Alan Turner	☐	☐	☐

7-23. THE COPENHAGEN REINSURANCE COMPANY (UK) LIMITED

Nominees:				
104	Thomas Nichols	☐	☐	☐
105	Gareth Nokes	☐	☐	☐
106	Alan Turner	☐	☐	☐
107	C. Paul Thomas	☐	☐	☐
108	Steven Western	☐	☐	☐

7-24. COPENHAGEN REINSURANCE SERVICES LIMITED

Nominees:		For	Against	Abstain
109	Thomas Nichols	☐	☐	☐
110	Gareth Nokes	☐	☐	☐
111	Alan Turner	☐	☐	☐
112	C. Paul Thomas	☐	☐	☐

7-25. COURTENAY HOLDINGS LTD.

Nominees:				
113	Richard J. Harris	☐	☐	☐
114	David Rocke	☐	☐	☐
115	Adrian C. Kimberley	☐	☐	☐

7-26. CRANMORE ADJUSTERS LIMITED

Nominees:				
116	Phillip Cooper	☐	☐	☐
117	David Ellis	☐	☐	☐
118	Gareth Nokes	☐	☐	☐
119	Steven Norrington	☐	☐	☐
120	Alan Turner	☐	☐	☐
121	Mark Wood	☐	☐	☐

7-27. CRANMORE ADJUSTERS (AUSTRALIA) PTY LIMITED

Nominees:				
122	Steven Given	☐	☐	☐
123	Sandra O'Sullivan	☐	☐	☐
124	Nicholas Hall	☐	☐	☐
125	Steven Norrington	☐	☐	☐

7-28. CRANMORE (ASIA) LIMITED

Nominees:				
126	David Rocke	☐	☐	☐
127	Paul J. O'Shea	☐	☐	☐
128	Richard J. Harris	☐	☐	☐
129	Adrian C. Kimberley	☐	☐	☐
130	Duncan M. Scott	☐	☐	☐

ANNUAL MEETING OF SHAREHOLDERS OF ENSTAR GROUP LIMITED June 28, 2011 PAGE 3 OF 9 7-15. CHURCH BAY LIMITED 7-20. COMPAGNIE EUROPEENNE D’ASSURANCES 7-24. COPENHAGEN REINSURANCE SERVICES LIMITED INDUSTRIELLES S.A. Nominees: For Against Abstain Nominees: For Against Abstain Nominees: For Against Abstain 63 Gary Potts 0 0 0 85 Nicholas A. Packer 0 0 0 109 Thomas Nichols 0 0 0 64 Jann Skinner 0 0 0 86 C. Paul Thomas 0 0 0 110 Gareth Nokes 0 0 0 65 Bruce Bollom 0 0 0 87 Alan Turner 0 0 0 111 Alan Turner 0 0 0 66 Paul J. O’Shea 0 0 0 7-21. CONSTELLATION REINSURANCE COMPANY LIMITED 112 C. Paul Thomas 0 0 0 Nominees: 88 Karl J. Wall 7-25. COURTENAY HOLDINGS LTD. 67 Nicholas A. Packer 0 0 0 0 0 0 Nominees: 7-16. CLAREMONT LIABILITY INSURANCE COMPANY 89 Robert Carlson 0 0 0 113 Richard J. Harris 0 0 0 Nominees: 68 Karl J. Wall 0 0 0 90 Thomas J. Balkan 0 0 0 114 David Rocke 0 0 0 69 Robert Carlson 0 0 0 91 Joseph Follis 0 0 0 115 Adrian C. Kimberley 0 0 0 70 Joseph Follis 0 0 0 92 Andrea Giannetta 0 0 0 7-26. CRANMORE ADJUSTERS LIMITED Nominees: 71 Andrea Giannetta 0 0 0 93 Mark A. Kern 0 0 0 116 Phillip Cooper 0 0 0 72 Donna L. Stolz 0 0 0 94 Raymond Rizzi 0 0 0 117 David Ellis 0 0 0 7-17. CLARENDON HOLDINGS, INC. 95 Teresa Reali 0 0 0 118 Gareth Nokes 0 0 0 Nominees: 73 Karl J. Wall 0 0 0 96 Donna L. Stolz 0 0 0 119 Steven Norrington 0 0 0 74 Cheryl D. Davis 0 0 0 97 James Grajewski 0 0 0 120 Alan Turner 0 0 0 75 Donna L. Stolz 0 0 0 98 Jay Banskota 0 0 0 121 Mark Wood 0 0 0 7-27. CRANMORE ADJUSTERS (AUSTRALIA) PTY LIMITED 76 Robert Carlson 0 0 0 99 Richard C. Ryan 0 0 0 Nominees: 7-18. CLIC HOLDINGS, INC. 100 Rudy A. Dimmling 0 0 0 122 Steven Given 0 0 0 Nominees: 77 Karl J. Wall 0 0 0 7-22. THE COPENHAGEN REINSURANCE COMPANY 123 Sandra O’Sullivan 0 0 0 Nominees: 78 Donna L. Stolz 0 0 0 101 Thomas Nichols 0 0 0 124 Nicholas Hall 0 0 0 79 Robert Carlson 0 0 0 102 Gareth Nokes 0 0 0 125 Steven Norrington 0 0 0 7-28. CRANMORE (ASIA) LIMITED 80 Cheryl D. Davis 0 0 0 103 Alan Turner 0 0 0 Nominees: 7-23. THE COPENHAGEN REINSURANCE COMPANY (UK) 7-19. COMOX HOLDINGS LTD. LIMITED 126 David Rocke 0 0 0 Nominees: Nominees: 81 Richard J. Harris 0 0 0 104 Thomas Nichols 0 0 0 127 Paul J. O’Shea 0 0 0 82 Adrian C. Kimberley 0 0 0 105 Gareth Nokes 0 0 0 128 Richard J. Harris 0 0 0 83 Paul J. O’Shea 0 0 0 106 Alan Turner 0 0 0 129 Adrian C. Kimberley 0 0 0 84 David Rocke 0 0 0 107 C. Paul Thomas 0 0 0 130 Duncan M. Scott 0 0 0 108 Steven Western 0 0 0

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 28, 2011

PAGE 4 OF 9

7-29. CRANMORE ASIA (PTE) LIMITED

7-30. CRANMORE (BERMUDA) LIMITED

Nominees:	For	Against	Abstain
133 Adrian C. Kimberley	☐	☐	☐
134 Richard J. Harris	☐	☐	☐
135 Duncan M. Scott	☐	☐	☐
136 David Rocke	☐	☐	☐

7-31. CRANMORE (US) INC.

Nominees:	For	Against	Abstain
137 Karl J. Wall	☐	☐	☐
138 Cheryl D. Davis	☐	☐	☐
139 Donna L. Stolz	☐	☐	☐
140 Robert Carlson	☐	☐	☐

7-32. CUMBERLAND HOLDINGS LTD.

Nominees:	For	Against	Abstain
141 Adrian C. Kimberley	☐	☐	☐
142 Richard J. Harris	☐	☐	☐
143 Paul J. O'Shea	☐	☐	☐
144 David Rocke	☐	☐	☐

7-33. DENMAN HOLDINGS LIMITED

Nominees:	For	Against	Abstain
145 Richard J. Harris	☐	☐	☐
146 Cameron Leamy	☐	☐	☐
147 Kenneth Thompson	☐	☐	☐

7-34. ELECTRICITY PRODUCERS INSURANCE COMPANY (BDA) LIMITED

Nominees:	For	Against	Abstain
148 Paul J. O'Shea	☐	☐	☐
149 Adrian C. Kimberley	☐	☐	☐
150 David Rocke	☐	☐	☐
151 Richard J. Harris	☐	☐	☐
152 Orla Gregory	☐	☐	☐
153 Duncan M. Scott	☐	☐	☐

7-35. ENSTAR (EU) HOLDINGS LIMITED

Nominees:	For	Against	Abstain
154 David Hackett	☐	☐	☐
155 Gareth Nokes	☐	☐	☐
156 Alan Turner	☐	☐	☐

7-36. ENSTAR (EU) LIMITED

Nominees:	For	Against	Abstain
157 David Atkins	☐	☐	☐
158 David Grisley	☐	☐	☐
159 David Hackett	☐	☐	☐
160 Duncan McLaughlin	☐	☐	☐
161 Thomas Nichols	☐	☐	☐
162 Gareth Nokes	☐	☐	☐
163 Derek Reid	☐	☐	☐
164 C. Paul Thomas	☐	☐	☐
165 Alan Turner	☐	☐	☐

7-37. ENSTAR ACQUISITION LTD.

Nominees:	For	Against	Abstain
Gareth Nokes	☐	☐	☐
166 C. Paul Thomas	☐	☐	☐
167 Alan Turner	☐	☐	☐

7-38. ENSTAR AUSTRALIA HOLDINGS PTY LTD.

Nominees:	For	Against	Abstain
168 Gary Potts	☐	☐	☐
169 Jann Skinner	☐	☐	☐
170 Bruce Bollom	☐	☐	☐
171 Paul J. O'Shea	☐	☐	☐
172 Nicholas A. Packer	☐	☐	☐

7-39. ENSTAR AUSTRALIA LIMITED

Nominees:	For	Against	Abstain
173 Nicholas A. Packer	☐	☐	☐
174 Nicholas Hall	☐	☐	☐
175 Steven Given	☐	☐	☐
176 Sandra O'Sullivan	☐	☐	☐

7-40. ENSTAR BROKERS LIMITED

Nominees:	For	Against	Abstain
177 Richard J. Harris	☐	☐	☐
178 Elizabeth DaSilva	☐	☐	☐
179 Adrian C. Kimberley	☐	☐	☐
180 David Rocke	☐	☐	☐

7-41. ENSTAR FINANCIAL SERVICES INC.

Nominees:	For	Against	Abstain
181 Robert Carlson	☐	☐	☐
182 Cheryl D. Davis	☐	☐	☐

7-42. ENSTAR GROUP OPERATIONS INC.

Nominees:	For	Against	Abstain
183 Robert Carlson	☐	☐	☐
184 Cheryl D. Davis	☐	☐	☐

7-43. ENSTAR HOLDINGS (US) INC.

Nominees:	For	Against	Abstain
185 Karl J. Wall	☐	☐	☐
186 Cheryl D. Davis	☐	☐	☐
187 Donna L. Stolz	☐	☐	☐
188 Robert Carlson	☐	☐	☐

7-44. ENSTAR INSURANCE MANAGEMENT SERVICES IRELAND LIMITED

Nominees:	For	Against	Abstain
189 Nicholas A. Packer	☐	☐	☐
190 Orla Gregory	☐	☐	☐
191 Richard J. Harris	☐	☐	☐
192 Kieran Hayes	☐	☐	☐

7-45. ENSTAR INVESTMENTS INC.

Nominees:	For	Against	Abstain
193 Karl J. Wall	☐	☐	☐
194 Cheryl D. Davis	☐	☐	☐
195 Donna L. Stolz	☐	☐	☐
196 Robert Carlson	☐	☐	☐

7-46. ENSTAR LIMITED

Nominees:	For	Against	Abstain
197 Paul J. O'Shea	☐	☐	☐
198 Richard J. Harris	☐	☐	☐
199 Adrian C. Kimberley	☐	☐	☐
200 David Rocke	☐	☐	☐
201 Elizabeth DaSilva	☐	☐	☐

ANNUAL MEETING OF SHAREHOLDERS OF ENSTAR GROUP LIMITED June 28, 2011 PAGE 4 OF 9 7-29. CRANMORE ASIA (PTE) LIMITED 7-35. ENSTAR (EU) HOLDINGS LIMITED 7-40. ENSTAR BROKERS LIMITED Nominees: For Against Abstain Nominees: For Against Abstain Nominees: For Against Abstain 131 Ian Belcher 0 0 0 154 David Hackett 0 0 0 177 Richard J. Harris 0 0 0 132 Goh Mei Xuan Michelle 178 Elizabeth DaSilva 0 0 0 0 0 0 155 Gareth Nokes 0 0 0 179 Adrian C. Kimberley 0 0 0 156 Alan Turner 0 0 0 180 David Rocke 0 0 0 7-30. CRANMORE (BERMUDA) LIMITED 7-36. ENSTAR (EU) LIMITED Nominees: Nominees: 7-41. ENSTAR FINANCIAL SERVICES INC. 133 Adrian C. Kimberley 0 0 0 157 David Atkins 0 0 0 Nominees: 181 Robert Carlson 0 0 0 134 Richard J. Harris 0 0 0 158 David Grisley 0 0 0 182 Cheryl D. Davis 0 0 0 135 Duncan M. Scott 0 0 0 159 David Hackett 0 0 0 7-42. ENSTAR GROUP OPERATIONS INC. Nominees: 136 David Rocke 0 0 0 160 Duncan McLaughlin 0 0 0 183 Robert Carlson 0 0 0 7-31. CRANMORE (US) INC. 161 Thomas Nichols 0 0 0 184 Cheryl D. Davis 0 0 0 Nominees: 137 Karl J. Wall 162 Gareth Nokes 0 0 0 0 0 0 7-43. ENSTAR HOLDINGS (US) INC. Nominees: 138 Cheryl D. Davis 0 0 0 163 Derek Reid 0 0 0 185 Karl J. Wall 0 0 0 139 Donna L. Stolz 0 0 0 164 C. Paul Thomas 0 0 0 186 Cheryl D. Davis 0 0 0 140 Robert Carlson 187 Donna L. Stolz 0 0 0 0 0 0 165 Alan Turner 0 0 0 188 Robert Carlson 0 0 0 7-32. CUMBERLAND HOLDINGS LTD. 7-37. ENSTAR ACQUISITION LTD. Nominees: Nominees: 141 Adrian C. Kimberley 0 0 0 Gareth Nokes 0 0 0 7-44. ENSTAR INSURANCE MANAGEMENT SERVICES IRELAND LIMITED Nominees: 142 Richard J. Harris 0 0 0 166 C. Paul Thomas 0 0 0 189 Nicholas A. Packer 0 0 0 143 Paul J. O’Shea 0 0 0 167 Alan Turner 0 0 0 190 Orla Gregory 0 0 0 144 David Rocke 0 0 0 7-38. ENSTAR AUSTRALIA HOLDINGS PTY LTD. 191 Richard J. Harris 0 0 0 Nominees: 192 Kieran Hayes 0 0 0 7-33. DENMAN HOLDINGS LIMITED 168 Gary Potts 0 0 0 Nominees: 7-45. ENSTAR INVESTMENTS INC. 145 Richard J. Harris 0 0 0 169 Jann Skinner 0 0 0 Nominees: 193 Karl J. Wall 0 0 0 146 Cameron Leamy 0 0 0 170 Bruce Bollom 0 0 0 194 Cheryl D. Davis 0 0 0 147 Kenneth Thompson 0 0 0 171 Paul J. O’Shea 0 0 0 195 Donna L. Stolz 0 0 0 7-34. ELECTRICITY PRODUCERS INSURANCE COMPANY (BDA) LIMITED 172 Nicholas A. Packer 0 0 0 196 Robert Carlson 0 0 0 Nominees: 148 Paul J. O’Shea 0 0 0 7-39. ENSTAR AUSTRALIA LIMITED 7-46. ENSTAR LIMITED Nominees: Nominees: 149 Adrian C. Kimberley 0 0 0 173 Nicholas A. Packer 0 0 0 197 Paul J. O’Shea 0 0 0 150 David Rocke 0 0 0 174 Nicholas Hall 0 0 0 198 Richard J. Harris 0 0 0 151 Richard J. Harris 0 0 0 175 Steven Given 0 0 0 199 Adrian C. Kimberley 0 0 0 200 David Rocke 0 0 0 152 Orla Gregory 0 0 0 176 Sandra O’Sullivan 0 0 0 201 Elizabeth DaSilva 0 0 0 153 Duncan M. Scott 0 0 0

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 28, 2011

PAGE 5 OF 9

7-47. ENSTAR NEW YORK, INC.

Nominees:	For	Against	Abstain
202 Karl J. Wall	☐	☐	☐
203 Cheryl D. Davis	☐	☐	☐
204 Donna L. Stolz	☐	☐	☐
205 Robert Carlson	☐	☐	☐

7-48. ENSTAR (US) INC.

Nominees:			
206 Karl J. Wall	☐	☐	☐
207 Cheryl D. Davis	☐	☐	☐
208 Donna L. Stolz	☐	☐	☐
209 Robert Carlson	☐	☐	☐

7-49. ENSTAR USA INC.

Nominees:			
210 Robert Carlson	☐	☐	☐
211 Cheryl D. Davis	☐	☐	☐
212 Karl J. Wall	☐	☐	☐

7-50. FIELDMILL INSURANCE COMPANY LIMITED

Nominees:			
213 Ian Millar	☐	☐	☐
214 Thomas Nichols	☐	☐	☐
215 Gareth Nokes	☐	☐	☐
216 C. Paul Thomas	☐	☐	☐
217 Alan Turner	☐	☐	☐

7-51. FITZWILLIAM INSURANCE LIMITED

Nominees:			
218 Paul J. O'Shea	☐	☐	☐
219 Richard J. Harris	☐	☐	☐
220 Adrian C. Kimberley	☐	☐	☐
221 David Rocke	☐	☐	☐
222 Nicholas A. Packer	☐	☐	☐

7-52. FLATTS LIMITED

Nominees:			
223 Gareth Nokes	☐	☐	☐
224 C. Paul Thomas	☐	☐	☐
225 Alan Turner	☐	☐	☐

7-53. FORSAKRINGSAKTIEBOLAGET ASSURANSINVEST MF

Nominees:	For	Against	Abstain
226 Mats Hoglund	☐	☐	☐
227 Gareth Nokes	☐	☐	☐
228 Alan Turner	☐	☐	☐
229 Nicholas A. Packer	☐	☐	☐

7-54. GORDIAN RUNOFF LIMITED

Nominees:			
230 Gary Potts	☐	☐	☐
231 Jann Skinner	☐	☐	☐
232 Bruce Bollom	☐	☐	☐
233 Paul J. O'Shea	☐	☐	☐
234 Nicholas A. Packer	☐	☐	☐

7-55. GOSHAWK DEDICATED LTD.

Nominees:			
235 Gareth Nokes	☐	☐	☐
236 C. Paul Thomas	☐	☐	☐
237 Alan Turner	☐	☐	☐

7-56. GOSHAWK HOLDINGS (BERMUDA) LIMITED

Nominees:			
238 Adrian C. Kimberley	☐	☐	☐
239 Orla Gregory	☐	☐	☐
240 David Rocke	☐	☐	☐
241 Richard J. Harris	☐	☐	☐

7-57. GOSHAWK INSURANCE HOLDINGS LIMITED

Nominees:			
242 Gareth Nokes	☐	☐	☐
243 C. Paul Thomas	☐	☐	☐
244 Alan Turner	☐	☐	☐

7-58. GUILDHALL INSURANCE COMPANY LIMITED

Nominees:	For	Against	Abstain
245 Kathleen Barker	☐	☐	☐
246 Thomas Nichols	☐	☐	☐
247 Gareth Nokes	☐	☐	☐
248 C. Paul Thomas	☐	☐	☐
249 Alan Turner	☐	☐	☐

7-59. HARPER HOLDINGS SARL

Nominees:			
250 Nicholas A. Packer	☐	☐	☐
251 John Cassin	☐	☐	☐

7-60. HARPER INSURANCE LIMITED

Nominees:			
252 Michael H.P. Handler	☐	☐	☐
253 Stefan Wehrenberg	☐	☐	☐
254 Dr. Florian von Meiss	☐	☐	☐
255 Richard J. Harris	☐	☐	☐
256 Andreas K. Iselin	☐	☐	☐

7-61. HARRINGTON SOUND LIMITED

Nominees:			
257 Paul J. O'Shea	☐	☐	☐
258 Nicholas A. Packer	☐	☐	☐
259 Steven Given	☐	☐	☐
260 Nicholas Hall	☐	☐	☐
261 Sandra O'Sullivan	☐	☐	☐

7-62. HILLCOT HOLDINGS LTD.

Nominees:			
262 Paul J. O'Shea	☐	☐	☐
263 Adrian C. Kimberley	☐	☐	☐
264 Richard J. Harris	☐	☐	☐

ANNUAL MEETING OF SHAREHOLDERS OF ENSTAR GROUP LIMITED June 28, 2011 PAGE 5 OF 9 7-47. ENSTAR NEW YORK, INC. 7-53. FORSAKRINGSAKTIEBOLAGET ASSURANSINVEST 7-58. GUILDHALL INSURANCE COMPANY LIMITED MF For Against Abstain For Against Abstain For Against Abstain Nominees: Nominees: Nominees: 202 Karl J. Wall 0 0 0 226 Mats Hoglund 0 0 0 245 Kathleen Barker 0 0 0 203 Cheryl D. Davis 0 0 0 227 Gareth Nokes 0 0 0 246 Thomas Nichols 0 0 0 204 Donna L. Stolz 0 0 0 228 Alan Turner 0 0 0 247 Gareth Nokes 0 0 0 205 Robert Carlson 0 0 0 229 Nicholas A. Packer 0 0 0 248 C. Paul Thomas 0 0 0 7-48. ENSTAR (US) INC. 7-54. GORDIAN RUNOFF LIMITED 249 Alan Turner 0 0 0 Nominees: Nominees: 206 Karl J. Wall 0 0 0 230 Gary Potts 0 0 0 7-59. HARPER HOLDINGS SARL Nominees: 207 Cheryl D. Davis 0 0 0 231 Jann Skinner 0 0 0 250 Nicholas A. Packer 0 0 0 208 Donna L. Stolz 0 0 0 232 Bruce Bollom 0 0 0 251 John Cassin 0 0 0 209 Robert Carlson 0 0 0 233 Paul J. O’Shea 0 0 0 7-60. HARPER INSURANCE LIMITED Nominees: 234 Nicholas A. Packer 0 0 0 7-49. ENSTAR USA INC. 252 Michael H.P. Handler 0 0 0 Nominees: 210 Robert Carlson 7-55. GOSHAWK DEDICATED LTD. 0 0 0 253 Stefan Wehrenberg 0 0 0 Nominees: 211 Cheryl D. Davis 235 Gareth Nokes 0 0 0 0 0 0 254 Dr. Florian von Meiss 0 0 0 212 Karl J. Wall 0 0 0 236 C. Paul Thomas 0 0 0 255 Richard J. Harris 0 0 0 7-50. FIELDMILL INSURANCE COMPANY LIMITED 237 Alan Turner 0 0 0 256 Andreas K. Iselin 0 0 0 Nominees: 213 Ian Millar 0 0 0 7-56. GOSHAWK HOLDINGS (BERMUDA) LIMITED 7-61. HARRINGTON SOUND LIMITED Nominees: Nominees: 214 Thomas Nichols 0 0 0 238 Adrian C. Kimberley 0 0 0 257 Paul J. O’Shea 0 0 0 215 Gareth Nokes 0 0 0 239 Orla Gregory 0 0 0 258 Nicholas A. Packer 0 0 0 216 C. Paul Thomas 0 0 0 240 David Rocke 0 0 0 259 Steven Given 0 0 0 217 Alan Turner 0 0 0 241 Richard J. Harris 0 0 0 260 Nicholas Hall 0 0 0 7-51. FITZWILLIAM INSURANCE LIMITED 7-57. GOSHAWK INSURANCE HOLDINGS LIMITED 261 Sandra O’Sullivan 0 0 0 Nominees: Nominees: 218 Paul J. O’Shea 0 0 0 242 Gareth Nokes 0 0 0 7-62. HILLCOT HOLDINGS LTD. Nominees: 219 Richard J. Harris 0 0 0 243 C. Paul Thomas 0 0 0 262 Paul J. O’Shea 0 0 0 220 Adrian C. Kimberley 0 0 0 244 Alan Turner 0 0 0 263 Adrian C. Kimberley 0 0 0 221 David Rocke 0 0 0 264 Richard J. Harris 0 0 0 222 Nicholas A. Packer 0 0 0 7-52. FLATTS LIMITED Nominees: 223 Gareth Nokes 0 0 0 224 C. Paul Thomas 0 0 0 225 Alan Turner 0 0 0

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 28, 2011

PAGE 6 OF 9

7-63. HILLCOT RE LIMITED

Nominees:	For	Against	Abstain
265 Ian Millar			
266 Thomas Nichols			
267 Gareth Nokes			
268 C. Paul Thomas			
269 Alan Turner			

7-64. HILLCOT UNDERWRITING MANAGEMENT LIMITED

Nominees:	For	Against	Abstain
270 Gareth Nokes			
271 C. Paul Thomas			
272 Alan Turner			

7-65. HOVE HOLDINGS LIMITED

Nominees:	For	Against	Abstain
273 Richard J. Harris			
274 Adrian C. Kimberley			
275 David Rocke			
276 Elizabeth DaSilva			

7-66. HUDSON REINSURANCE COMPANY LIMITED

Nominees:	For	Against	Abstain
277 Paul J. O'Shea			
278 Richard J. Harris			
279 Adrian C. Kimberley			
280 David Rocke			
281 Duncan M. Scott			

7-67. INTER-OCEAN HOLDINGS LTD.

Nominees:	For	Against	Abstain
282 Adrian C. Kimberley			
283 Duncan M. Scott			
284 Richard J. Harris			
285 Orla Gregory			

7-68. INTER-OCEAN REINSURANCE COMPANY LTD

Nominees:	For	Against	Abstain
286 Adrian C. Kimberley			
287 Duncan M. Scott			
288 Richard J. Harris			
289 Paul J. O'Shea			
290 Orla Gregory			

7-69. INTER-OCEAN REINSURANCE (IRELAND) LTD.

Nominees:	For	Against	Abstain
291 Richard J. Harris			
292 Orla Gregory			
293 Kevin O'Connor			

7-70. KENMARE HOLDINGS LTD.

Nominees:	For	Against	Abstain
294 Richard J. Harris			
295 Paul J. O'Shea			
296 Adrian C. Kimberley			
297 Dominic F. Silvester			
298 David Rocke			
299 Nicholas A. Packer			

7-71. KINSALE BROKERS LIMITED

Nominees:	For	Against	Abstain
300 Philip Hernon			
301 Gareth Nokes			
302 Alan Turner			

7-72. KNAPTON HOLDINGS LIMITED

Nominees:	For	Against	Abstain
303 Gareth Nokes			
304 C. Paul Thomas			
305 Alan Turner			

7-73. KNAPTON INSURANCE LIMITED

Nominees:	For	Against	Abstain
306 Gareth Nokes			
307 Thomas Nichols			
308 Jeremy Riley			
309 C. Paul Thomas			
310 Alan Turner			
311 Brian J. Walker			

7-74. LAGUNA LIFE LIMITED

Nominees:	For	Against	Abstain
312 Orla Gregory			
313 Paul J. O'Shea			
314 Nicholas A. Packer			
315 Richard J. Harris			
316 Kieran Hayes			
317 David Allen			
318 Alastair Nicoll			

7-75. LONGMYND INSURANCE COMPANY LIMITED

Nominees:	For	Against	Abstain
319 Ian Millar			
320 Gareth Nokes			
321 Thomas Nichols			
322 C. Paul Thomas			
323 Alan Turner			

7-76. MARLON INSURANCE COMPANY LIMITED

Nominees:	For	Against	Abstain
324 Gareth Nokes			
325 Thomas Nichols			
326 C. Paul Thomas			
327 Alan Turner			
328 Steven Western

ANNUAL MEETING OF SHAREHOLDERS OF ENSTAR GROUP LIMITED June 28, 2011 PAGE 6 OF 9 7-63. HILLCOT RE LIMITED 7-68. INTER-OCEAN REINSURANCE COMPANY LTD 7-73. KNAPTON INSURANCE LIMITED Nominees: For Against Abstain Nominees: For Against Abstain Nominees: For Against Abstain 265 Ian Millar 0 0 0 286 Adrian C. Kimberley 0 0 0 306 Gareth Nokes 0 0 0 266 Thomas Nichols 0 0 0 287 Duncan M. Scott 0 0 0 307 Thomas Nichols 0 0 0 267 Gareth Nokes 0 0 0 288 Richard J. Harris 0 0 0 308 Jeremy Riley 0 0 0 268 C. Paul Thomas 0 0 0 289 Paul J. O’Shea 0 0 0 309 C. Paul Thomas 0 0 0 269 Alan Turner 0 0 0 290 Orla Gregory 0 0 0 310 Alan Turner 0 0 0 7-64. HILLCOT UNDERWRITING MANAGEMENT LIMITED 7-69. INTER-OCEAN REINSURANCE (IRELAND) LTD. 311 Brian J. Walker 0 0 0 Nominees: Nominees: 270 Gareth Nokes 0 0 0 291 Richard J. Harris 0 0 0 7-74. LAGUNA LIFE LIMITED Nominees: 271 C. Paul Thomas 0 0 0 292 Orla Gregory 0 0 0 312 Orla Gregory 0 0 0 272 Alan Turner 0 0 0 293 Kevin O’Connor 0 0 0 313 Paul J. O’Shea 0 0 0 7-65. HOVE HOLDINGS LIMITED 7-70. KENMARE HOLDINGS LTD. 314 Nicholas A. Packer 0 0 0 Nominees: Nominees: 273 Richard J. Harris 0 0 0 294 Richard J. Harris 0 0 0 315 Richard J. Harris 0 0 0 274 Adrian C. Kimberley 0 0 0 295 Paul J. O’Shea 0 0 0 316 Kieran Hayes 0 0 0 275 David Rocke 0 0 0 296 Adrian C. Kimberley 0 0 0 317 David Allen 0 0 0 276 Elizabeth DaSilva 0 0 0 297 Dominic F. Silvester 0 0 0 318 Alastair Nicoll 0 0 0 7-66. HUDSON REINSURANCE COMPANY LIMITED 298 David Rocke 0 0 0 7-75. LONGMYND INSURANCE COMPANY LIMITED Nominees: Nominees: 277 Paul J. O’Shea 0 0 0 299 Nicholas A. Packer 0 0 0 319 Ian Millar 0 0 0 278 Richard J. Harris 0 0 0 7-71. KINSALE BROKERS LIMITED 320 Gareth Nokes 0 0 0 Nominees: 279 Adrian C. Kimberley 0 0 0 300 Philip Hernon 0 0 0 321 Thomas Nichols 0 0 0 280 David Rocke 0 0 0 301 Gareth Nokes 0 0 0 322 C. Paul Thomas 0 0 0 281 Duncan M. Scott 0 0 0 302 Alan Turner 0 0 0 323 Alan Turner 0 0 0 7-67. INTER-OCEAN HOLDINGS LTD. 7-72. KNAPTON HOLDINGS LIMITED 7-76. MARLON INSURANCE COMPANY LIMITED Nominees: Nominees: Nominees: 282 Adrian C. Kimberley 0 0 0 303 Gareth Nokes 0 0 0 324 Gareth Nokes 0 0 0 283 Duncan M. Scott 0 0 0 304 C. Paul Thomas 0 0 0 325 Thomas Nichols 0 0 0 284 Richard J. Harris 0 0 0 305 Alan Turner 0 0 0 326 C. Paul Thomas 0 0 0 285 Orla Gregory 0 0 0 327 Alan Turner 0 0 0 328 Steven Western 0 0 0

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 28, 2011

PAGE 7 OF 9

7-77. MARLON MANAGEMENT SERVICES LIMITED

Nominees:	For	Against	Abstain
329 Gareth Nokes	☐	☐	☐
330 C. Paul Thomas	☐	☐	☐
331 Alan Turner	☐	☐	☐

7-78. MERCANTILE INDEMNITY COMPANY LIMITED

Nominees:			
332 Ian Millar	☐	☐	☐
333 Thomas Nichols	☐	☐	☐
334 Gareth Nokes	☐	☐	☐
335 C. Paul Thomas	☐	☐	☐
336 Alan Turner	☐	☐	☐

7-79. MONGARD LTD.

Nominees:			
337 Adrian C. Kimberley	☐	☐	☐
338 Duncan M. Scott	☐	☐	☐
339 Orla Gregory	☐	☐	☐
340 Richard J. Harris	☐	☐	☐

7-80. NORDIC RUN-OFF LIMITED

Nominees:			
341 Gareth Nokes	☐	☐	☐
342 C. Paul Thomas	☐	☐	☐
343 Alan Turner	☐	☐	☐

7-81. NEW CASTLE REINSURANCE COMPANY LTD.

Nominees:			
344 Richard J. Harris	☐	☐	☐
345 Adrian C. Kimberley	☐	☐	☐
346 Paul J. O'Shea	☐	☐	☐
347 David Rocke	☐	☐	☐

7-82. NORTHSHORE HOLDINGS LIMITED

Nominees:			
348 Elizabeth DaSilva	☐	☐	☐
349 Richard J. Harris	☐	☐	☐
350 Adrian C. Kimberley	☐	☐	☐

7-83. OCEANIA HOLDINGS LTD.

Nominees:	For	Against	Abstain
351 Richard J. Harris	☐	☐	☐
352 Adrian C. Kimberley	☐	☐	☐
353 David Rocke	☐	☐	☐

7-84. OVERSEAS REINSURANCE CORPORATION LIMITED

Nominees:			
354 Adrian C. Kimberley	☐	☐	☐
355 Paul J. O'Shea	☐	☐	☐
356 Richard J. Harris	☐	☐	☐
357 David Rocke	☐	☐	☐

7-85. PAGET HOLDINGS GMBH LIMITED

Nominees:			
358 David Rocke	☐	☐	☐
359 Paul J. O'Shea	☐	☐	☐
360 Richard J. Harris	☐	☐	☐
361 Adrian C. Kimberley	☐	☐	☐

7-86. PROVIDENCE WASHINGTON HOLDINGS, INC.

Nominees:			
362 Karl J. Wall	☐	☐	☐
363 Robert Carlson	☐	☐	☐
364 Donald Woellner	☐	☐	☐
365 Donna L. Stolz	☐	☐	☐

7-87. PROVIDENCE WASHINGTON INSURANCE COMPANY

Nominees:			
366 Karl J. Wall	☐	☐	☐
367 Robert Carlson	☐	☐	☐
368 Joseph Follis	☐	☐	☐
369 Donald Woellner	☐	☐	☐
370 Donna L. Stolz	☐	☐	☐

7-88. PROVIDENCE WASHINGTON INSURANCE SOLUTIONS, LLC

Nominees:			
371 Karl J. Wall	☐	☐	☐
372 Robert Carlson	☐	☐	☐
373 Cheryl D. Davis	☐	☐	☐
374 Donna L. Stolz	☐	☐	☐

7-89. PWAC HOLDINGS INC.

Nominees:	For	Against	Abstain
375 Karl J. Wall	☐	☐	☐
376 Cheryl D. Davis	☐	☐	☐
377 Donna L. Stolz	☐	☐	☐
378 Robert Carlson	☐	☐	☐

7-90. PW ACQUISITION CO.

Nominees:			
379 Karl J. Wall	☐	☐	☐
380 Robert Carlson	☐	☐	☐
381 Donald Woellner	☐	☐	☐
382 Donna L. Stolz	☐	☐	☐

7-91. PW HOLDINGS, INC.

Nominees:			
383 Karl J. Wall	☐	☐	☐
384 Robert Carlson	☐	☐	☐
385 Donald Woellner	☐	☐	☐
386 Donna L. Stolz	☐	☐	☐

7-92. REGIS AGENCIES LIMITED

Nominees:			
387 Gareth Nokes	☐	☐	☐
388 C. Paul Thomas	☐	☐	☐
389 Alan Turner	☐	☐	☐

7-93. REVIR LIMITED

Nominees:			
390 Richard J. Harris	☐	☐	☐
391 Elizabeth DaSilva	☐	☐	☐
392 Adrian C. Kimberley	☐	☐	☐
393 David Rocke	☐	☐	☐

ANNUAL MEETING OF SHAREHOLDERS OF ENSTAR GROUP LIMITED June 28, 2011 PAGE 7 OF 9 7-77. MARLON MANAGEMENT SERVICES LIMITED 7-83. OCEANIA HOLDINGS LTD. 7-89. PWAC HOLDINGS INC. Nominees: For Against Abstain Nominees: For Against Abstain Nominees: For Against Abstain 329 Gareth Nokes 0 0 0 351 Richard J. Harris 0 0 0 375 Karl J. Wall 0 0 0 330 C. Paul Thomas 0 0 0 352 Adrian C. Kimberley 0 0 0 0 0 0 376 Cheryl D. Davis 331 Alan Turner 0 0 0 353 David Rocke 0 0 0 0 0 0 377 Donna L. Stolz 7-84. OVERSEAS REINSURANCE CORPORATION LIMITED 7-78. MERCANTILE INDEMNITY COMPANY LIMITED 0 0 0 Nominees: Nominees: 378 Robert Carlson 332 Ian Millar 0 0 0 354 Adrian C. Kimberley 0 0 0 7-90. PW ACQUISITION CO. Nominees: 333 Thomas Nichols 0 0 0 355 Paul J. O’Shea 0 0 0 379 Karl J. Wall 0 0 0 334 Gareth Nokes 0 0 0 356 Richard J. Harris 0 0 0 0 0 0 380 Robert Carlson 335 C. Paul Thomas 0 0 0 357 David Rocke 0 0 0 0 0 0 381 Donald Woellner 336 Alan Turner 0 0 0 7-85. PAGET HOLDINGS GMBH LIMITED 0 0 0 Nominees: 382 Donna L. Stolz 7-79. MONGARD LTD. 358 David Rocke 0 0 0 7-91. PW HOLDINGS, INC. Nominees: Nominees: 337 Adrian C. Kimberley 0 0 0 359 Paul J. O’Shea 0 0 0 383 Karl J. Wall 0 0 0 338 Duncan M. Scott 0 0 0 360 Richard J. Harris 0 0 0 0 0 0 384 Robert Carlson 339 Orla Gregory 0 0 0 361 Adrian C. Kimberley 0 0 0 0 0 0 385 Donald Woellner 340 Richard J. Harris 0 0 0 7-86. PROVIDENCE WASHINGTON HOLDINGS, INC. 0 0 0 Nominees: 386 Donna L. Stolz 7-80. NORDIC RUN-OFF LIMITED 7-92. REGIS AGENCIES LIMITED 362 Karl J. Wall 0 0 0 Nominees: Nominees: 341 Gareth Nokes 0 0 0 363 Robert Carlson 0 0 0 387 Gareth Nokes 0 0 0 342 C. Paul Thomas 0 0 0 364 Donald Woellner 0 0 0 388 C. Paul Thomas 0 0 0 343 Alan Turner 0 0 0 365 Donna L. Stolz 0 0 0 389 Alan Turner 0 0 0 7-87. PROVIDENCE WASHINGTON INSURANCE COMPANY 7-81. NEW CASTLE REINSURANCE COMPANY LTD. 7-93. REVIR LIMITED Nominees: Nominees: Nominees: 344 Richard J. Harris 0 0 0 366 Karl J. Wall 0 0 0 390 Richard J. Harris 0 0 0 345 Adrian C. Kimberley 0 0 0 367 Robert Carlson 0 0 0 391 Elizabeth DaSilva 0 0 0 346 Paul J. O’Shea 0 0 0 368 Joseph Follis 0 0 0 392 Adrian C. Kimberley 0 0 0 347 David Rocke 0 0 0 369 Donald Woellner 0 0 0 393 David Rocke 0 0 0 7-82. NORTHSHORE HOLDINGS LIMITED 370 Donna L. Stolz 0 0 0 Nominees: 7-88. PROVIDENCE WASHINGTON INSURANCE 348 Elizabeth DaSilva 0 0 0 SOLUTIONS, LLC Nominees: 349 Richard J. Harris 0 0 0 371 Karl J. Wall 0 0 0 350 Adrian C. Kimberley 0 0 0 372 Robert Carlson 0 0 0 373 Cheryl D. Davis 0 0 0 374 Donna L. Stolz 0 0 0

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 28, 2011

PAGE 8 OF 9

7-94. RIVER THAMES INSURANCE COMPANY LIMITED

Nominees:	For	Against	Abstain
394 Max Lewis	☐	☐	☐
395 Ian Millar	☐	☐	☐
396 Thomas Nichols	☐	☐	☐
397 Gareth Nokes	☐	☐	☐
398 C. Paul Thomas	☐	☐	☐
399 Alan Turner	☐	☐	☐

7-95. ROMBALDS LIMITED

Nominees:			
400 Gareth Nokes	☐	☐	☐
401 C. Paul Thomas	☐	☐	☐
402 Alan Turner	☐	☐	☐

7-96. ROSEMONT REINSURANCE LTD.

Nominees:			
403 Paul J. O'Shea	☐	☐	☐
404 Orla Gregory	☐	☐	☐
405 Richard J. Harris	☐	☐	☐
406 Adrian C. Kimberley	☐	☐	☐
407 David Rocke	☐	☐	☐

7-97. ROYSTON HOLDINGS LTD.

Nominees:			
408 Adrian C. Kimberley	☐	☐	☐
409 Richard J. Harris	☐	☐	☐
410 David Rocke	☐	☐	☐
411 Duncan M. Scott	☐	☐	☐

7-98. ROYSTON RUN-OFF LTD.

Nominees:			
412 Thomas Nichols	☐	☐	☐
413 Gareth Nokes	☐	☐	☐
414 C. Paul Thomas	☐	☐	☐
415 Alan Turner	☐	☐	☐

7-99. SEATON INSURANCE COMPANY

Nominees:	For	Against	Abstain
416 Karl J. Wall	☐	☐	☐
417 Robert Carlson	☐	☐	☐
418 Joseph Follis	☐	☐	☐
419 Andrea Giannetta	☐	☐	☐
420 Donna L. Stolz	☐	☐	☐

7-100. SGL NO. 1 LTD.

Nominees:			
421 Richard J. Harris	☐	☐	☐
422 Timothy Hanford	☐	☐	☐
423 Gareth Nokes	☐	☐	☐

7-101. SGL NO. 3 LTD.

Nominees:			
424 Richard J. Harris	☐	☐	☐
425 Timothy Hanford	☐	☐	☐

7-102. SHELBOURNE GROUP LIMITED

Nominees:			
426 Timothy Hanford	☐	☐	☐
427 Richard J. Harris	☐	☐	☐
428 Philip Martin	☐	☐	☐
429 Gareth Nokes	☐	☐	☐
430 Paul J. O'Shea	☐	☐	☐
431 Nicholas A. Packer	☐	☐	☐

7-103. SHELBOURNE SYNDICATE SERVICES LIMITED

Nominees:	For	Against	Abstain
432 Norman Bernard	☐	☐	☐
433 Paul Carruthers	☐	☐	☐
434 Andrew Elliot	☐	☐	☐
435 Ewen Gilmour	☐	☐	☐
436 Timothy Hanford	☐	☐	☐
437 Richard J. Harris	☐	☐	☐
438 Philip Martin	☐	☐	☐
439 Gareth Nokes	☐	☐	☐
440 Paul J. O'Shea	☐	☐	☐
441 Nicholas A. Packer	☐	☐	☐
442 Darren S. Truman	☐	☐	☐

7-104. SHELLY BAY HOLDINGS LIMITED

Nominees:			
443 Nicholas A. Packer	☐	☐	☐
444 Paul J. O'Shea	☐	☐	☐
445 Steven Given	☐	☐	☐
446 Sandra O'Sullivan	☐	☐	☐
447 Nicholas Hall	☐	☐	☐

7-105. SIMCOE HOLDINGS LTD.

Nominees:			
448 Richard J. Harris	☐	☐	☐
449 Adrian C. Kimberley	☐	☐	☐
450 David Rocke	☐	☐	☐
451 Elizabeth DaSilva	☐	☐	☐

7-106. SUN GULF HOLDINGS, INC.

Nominees:			
452 Karl J. Wall	☐	☐	☐
453 Robert Carlson	☐	☐	☐
454 Cheryl D. Davis	☐	☐	☐
455 Donna L. Stolz	☐	☐	☐

ANNUAL MEETING OF SHAREHOLDERS OF ENSTAR GROUP LIMITED June 28, 2011 PAGE 8 OF 9 7-94. RIVER THAMES INSURANCE COMPANY LIMITED 7-99. SEATON INSURANCE COMPANY 7-103. SHELBOURNE SYNDICATE SERVICES LIMITED Nominees: For Against Abstain Nominees: For Against Abstain Nominees: For Against Abstain 394 Max Lewis 0 0 0 416 Karl J. Wall 0 0 0 432 Norman Bernard 0 0 0 395 Ian Millar 0 0 0 417 Robert Carlson 0 0 0 433 Paul Carruthers 0 0 0 396 Thomas Nichols 0 0 0 418 Joseph Follis 0 0 0 434 Andrew Elliot 0 0 0 397 Gareth Nokes 0 0 0 419 Andrea Giannetta 0 0 0 435 Ewen Gilmour 0 0 0 398 C. Paul Thomas 0 0 0 420 Donna L. Stolz 0 0 0 436 Timothy Hanford 0 0 0 399 Alan Turner 0 0 0 7-100. SGL NO. 1 LTD. 437 Richard J. Harris 0 0 0 Nominees: 7-95. ROMBALDS LIMITED 421 Richard J. Harris 0 0 0 438 Philip Martin 0 0 0 Nominees: 400 Gareth Nokes 0 0 0 422 Timothy Hanford 0 0 0 439 Gareth Nokes 0 0 0 401 C. Paul Thomas 0 0 0 423 Gareth Nokes 0 0 0 440 Paul J. O’Shea 0 0 0 402 Alan Turner 0 0 0 7-101. SGL NO. 3 LTD. 441 Nicholas A. Packer 0 0 0 Nominees: 7-96. ROSEMONT REINSURANCE LTD. 424 Richard J. Harris 0 0 0 442 Darren S. Truman 0 0 0 Nominees: 7-104. SHELLY BAY HOLDINGS LIMITED 403 Paul J. O’Shea 0 0 0 425 Timothy Hanford 0 0 0 Nominees: 7-102. SHELBOURNE GROUP LIMITED 443 Nicholas A. Packer 404 Orla Gregory 0 0 0 0 0 0 Nominees: 405 Richard J. Harris 0 0 0 426 Timothy Hanford 0 0 0 444 Paul J. O’Shea 0 0 0 406 Adrian C. Kimberley 0 0 0 427 Richard J. Harris 0 0 0 445 Steven Given 0 0 0 407 David Rocke 0 0 0 428 Philip Martin 0 0 0 446 Sandra O’Sullivan 0 0 0 7-97. ROYSTON HOLDINGS LTD. 429 Gareth Nokes 0 0 0 447 Nicholas Hall 0 0 0 Nominees: 430 Paul J. O’Shea 7-105. SIMCOE HOLDINGS LTD. 408 Adrian C. Kimberley 0 0 0 0 0 0 Nominees: 409 Richard J. Harris 0 0 0 431 Nicholas A. Packer 0 0 0 448 Richard J. Harris 0 0 0 410 David Rocke 0 0 0 449 Adrian C. Kimberley 0 0 0 411 Duncan M. Scott 0 0 0 450 David Rocke 0 0 0 7-98. ROYSTON RUN-OFF LTD. 451 Elizabeth DaSilva 0 0 0 Nominees: 412 Thomas Nichols 0 0 0 7-106. SUN GULF HOLDINGS, INC. Nominees: 413 Gareth Nokes 0 0 0 452 Karl J. Wall 0 0 0 414 C. Paul Thomas 0 0 0 453 Robert Carlson 0 0 0 415 Alan Turner 0 0 0 454 Cheryl D. Davis 0 0 0 455 Donna L. Stolz 0 0 0

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 28, 2011

PAGE 9 OF 9

7-107. SUNDOWN HOLDINGS LIMITED

Nominees:	For	Against	Abstain
456 Adrian C. Kimberley	☐	☐	☐
457 David Rocke	☐	☐	☐
458 Richard J. Harris	☐	☐	☐

7-108. TATE & LYLE REINSURANCE LIMITED

Nominees:	For	Against	Abstain
459 Adrian C. Kimberley	☐	☐	☐
460 David Rocke	☐	☐	☐
461 Richard J. Harris	☐	☐	☐

7-109. TGI AUSTRALIA LIMITED

Nominees:	For	Against	Abstain
462 Gary Potts	☐	☐	☐
463 Jann Skinner	☐	☐	☐
464 Bruce Bollom	☐	☐	☐
465 Paul J. O'Shea	☐	☐	☐
466 Nicholas A. Packer	☐	☐	☐

7-110. UNIONAMERICA ACQUISITION COMPANY LIMITED

Nominees:	For	Against	Abstain
467 Thomas Nichols	☐	☐	☐
468 Gareth Nokes	☐	☐	☐
469 C. Paul Thomas	☐	☐	☐
470 Alan Turner	☐	☐	☐

7-111. UNIONAMERICA HOLDINGS LIMITED

Nominees:	For	Against	Abstain
471 Thomas Nichols	☐	☐	☐
472 Gareth Nokes	☐	☐	☐
473 C. Paul Thomas	☐	☐	☐
474 Alan Turner	☐	☐	☐

7-112. UNIONAMERICA INSURANCE COMPANY LIMITED

Nominees:	For	Against	Abstain
475 Kathleen Barker	☐	☐	☐
476 Thomas Nichols	☐	☐	☐
477 Gareth Nokes	☐	☐	☐
478 Jeremy Riley	☐	☐	☐
479 C. Paul Thomas	☐	☐	☐
480 Alan Turner	☐	☐	☐

7-113. UNIONE ITALIANA (UK) REINSURANCE COMPANY LIMITED

Nominees:	For	Against	Abstain
481 Ian Millar	☐	☐	☐
482 Thomas Nichols	☐	☐	☐
483 Gareth Nokes	☐	☐	☐
484 C. Paul Thomas	☐	☐	☐
485 Alan Turner	☐	☐	☐

7-114. VIRGINIA HOLDINGS LTD.

Nominees:	For	Against	Abstain
486 Richard J. Harris	☐	☐	☐
487 Adrian C. Kimberley	☐	☐	☐
488 David Rocke	☐	☐	☐

7-115. YORK INSURANCE COMPANY

Nominees:	For	Against	Abstain
489 Karl J. Wall	☐	☐	☐
490 Robert Carlson	☐	☐	☐
491 Joseph Follis	☐	☐	☐
492 Donald Woellner	☐	☐	☐
493 Donna L. Stolz	☐	☐	☐

ANNUAL MEETING OF SHAREHOLDERS OF ENSTAR GROUP LIMITED June 28, 2011 PAGE 9 OF 9 7-107. SUNDOWN HOLDINGS LIMITED 7-112. UNIONAMERICA INSURANCE COMPANY LIMITED Nominees: For Against Abstain Nominees: For Against Abstain 456 Adrian C. Kimberley 0 0 0 475 Kathleen Barker 0 0 0 457 David Rocke 0 0 0 476 Thomas Nichols 0 0 0 458 Richard J. Harris 0 0 0 477 Gareth Nokes 0 0 0 7-108. TATE & LYLE REINSURANCE LIMITED 478 Jeremy Riley 0 0 0 Nominees: 459 Adrian C. Kimberley 0 0 0 479 C. Paul Thomas 0 0 0 460 David Rocke 0 0 0 480 Alan Turner 0 0 0 7-113. UNIONE ITALIANA (UK) REINSURANCE COMPANY 461 Richard J. Harris 0 0 0 LIMITED Nominees: 7-109. TGI AUSTRALIA LIMITED 481 Ian Millar 0 0 0 Nominees: 462 Gary Potts 0 0 0 482 Thomas Nichols 0 0 0 463 Jann Skinner 0 0 0 483 Gareth Nokes 0 0 0 464 Bruce Bollom 0 0 0 484 C. Paul Thomas 0 0 0 465 Paul J. O’Shea 0 0 0 485 Alan Turner 0 0 0 466 Nicholas A. Packer 0 0 0 7-114. VIRGINIA HOLDINGS LTD. Nominees: 7-110. UNIONAMERICA ACQUISITION COMPANY LIMITED 486 Richard J. Harris 0 0 0 Nominees: 467 Thomas Nichols 0 0 0 487 Adrian C. Kimberley 0 0 0 468 Gareth Nokes 0 0 0 488 David Rocke 0 0 0 469 C. Paul Thomas 0 0 0 7-115. YORK INSURANCE COMPANY Nominees: 470 Alan Turner 0 0 0 489 Karl J. Wall 0 0 0 7-111. UNIONAMERICA HOLDINGS LIMITED 490 Robert Carlson 0 0 0 Nominees: 471 Thomas Nichols 0 0 0 491 Joseph Follis 0 0 0 472 Gareth Nokes 0 0 0 492 Donald Woellner 0 0 0 473 C. Paul Thomas 0 0 0 493 Donna L. Stolz 0 0 0 474 Alan Turner 0 0 0